UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number:  811-09997
                                                      ---------

                               BAIRD FUNDS, INC.
                               -----------------
               (Exact name of registrant as specified in charter)


                      777 EAST WISCONSIN AVENUE, FLOOR 18
                      -----------------------------------
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                CHARLES M. WEBER
                                ----------------
                       ROBERT W. BAIRD & CO. INCORPORATED
                       ----------------------------------
                           777 EAST WISCONSIN AVENUE
                           -------------------------
                              MILWAUKEE, WI 53202
                              -------------------
                    (Name and address of agent for service)

                                 1-866-442-2473
                                 --------------
               Registrant's telephone number, including area code


Date of fiscal year end: DECEMBER 31, 2005
                         -----------------

Date of reporting period:  DECEMBER 31, 2005
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

(BAIRD FUNDS LOGO)

ANNUAL REPORT
December 31, 2005

Baird Intermediate Bond Fund
Baird Aggregate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Core Plus Bond Fund
Baird Short-Term Bond Fund

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

LETTER TO SHAREHOLDERS                                                       1

2005 BOND MARKET OVERVIEW                                                    2

BAIRD INTERMEDIATE BOND FUND                                                 6

BAIRD AGGREGATE BOND FUND                                                   20

BAIRD INTERMEDIATE MUNICIPAL BOND FUND                                      35

BAIRD CORE PLUS BOND FUND                                                   42

BAIRD SHORT-TERM BOND FUND                                                  51

ADDITIONAL INFORMATION ON FUND EXPENSES                                     61

STATEMENTS OF ASSETS AND LIABILITIES                                        63

STATEMENTS OF OPERATIONS                                                    64

STATEMENTS OF CHANGES IN NET ASSETS                                         65

FINANCIAL HIGHLIGHTS                                                        70

NOTES TO THE FINANCIAL STATEMENTS                                           79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     89

DIRECTORS AND OFFICERS                                                      90

DISCLOSURE REGARDING THE BOARD OF DIRECTORS' APPROVAL
OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD BOND FUNDS                   92

ADDITIONAL INFORMATION                                                      96

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

CAUTIONARY NOTE ON ANALYSES, OPINIONS AND OUTLOOKS:  In this report we offer
---------------------------------------------------
analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as "believe," "should," "will," "expects," "anticipates," "hopes" and words of similar effect. These statements reflect the portfolio managers' good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers' analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

                               (BAIRD FUNDS LOGO)

                                 1-866-442-2473
                               www.bairdfunds.com
                               ------------------

                                                               February 28, 2006

Dear Shareholders,

We would like to thank you for investing in the Baird Funds. We appreciate the opportunity to help our investors navigate the transitions and challenges presented by the financial markets in 2005. The Baird Funds continued to grow during the year with total net assets exceeding $820 million as of December 31, 2005. In addition, three of our Bond Funds and two of our Equity Funds celebrated their 5-year anniversaries during the year.

In this Annual Report we review the bond market in 2005 and the performance and composition of each of the Baird Bond Funds. We hope you find this report both informative and helpful in achieving your investment goals. Thank you again for choosing Baird Funds.

Sincerely,

/s/Mary Ellen Stanek

Mary Ellen Stanek, CFA
President
Baird Funds, Inc.

2005 BOND MARKET OVERVIEW

2005 SUMMARY

Despite 200 basis points of Fed tightening and spiking oil prices, the bond market defied the odds and delivered positive returns in 2005. The yield curve went flat and Ford and GM lost their investment grade status. The U.S. dollar rebounded and foreigners added to their holdings of U.S. Treasury debt.
Consumer spending, boosted by mortgage equity extraction, helped the economy achieve another year of steady growth and core inflation, held in check by stiff global competition, remained subdued. More in-depth analysis is provided below.

FLAT YIELD CURVE

The yield curve continued to flatten in 2005 as the Federal Open Market Committee (FOMC) raised its target for the Fed funds rate to 4.25% from 2.25% in eight 0.25% increments. Short-term market rates rose in response to the Fed's action (as did the U.S. dollar), but as in 2004, long-term rates once again declined and the yield curve ended very flat (see chart and table below). The difference between 2-year and 30-year Treasury yields finished the year at just 14 basis points, down from 176 basis points on December 31, 2004. While the table below shows only a 17 basis point increase in the 10-year T-note yield, it is worth noting that over the course of the year it covered a 77 basis point range from a low of 3.89% on June 1, 2005 to a high of 4.66% on November 4, 2005.

                                TREASURY YIELDS
                               Source: Bloomberg

               Maturity         31-Dec-2004           31-Dec-2005
               --------         -----------           -----------
                 1                 2.77%                 4.43%
                 2                 3.07%                 4.40%
                 3                 3.22%                 4.36%
                 5                 3.61%                 4.35%
                 7                 3.93%                 4.36%
                 10                4.22%                 4.39%
                 15                4.65%                 4.58%
                 20                4.85%                 4.61%
                 25                4.90%                 4.58%
                 30                4.83%                 4.54%

      MATURITY       DEC. 31, 2004        DEC. 31, 2005       1 YR. CHANGE
      --------       -------------        -------------       ------------
         1               2.77%                4.43%               1.66%
         2               3.07%                4.40%               1.33%
         3               3.22%                4.36%               1.14%
         5               3.61%                4.35%               0.74%
         7               3.93%                4.36%               0.43%
         10              4.22%                4.39%               0.17%
         15              4.65%                4.58%              -0.07%
         20              4.85%                4.61%              -0.24%
         25              4.90%                4.58%              -0.32%
         30              4.83%                4.54%              -0.29%

MODEST INFLATION + STRONG FOREIGN DEMAND = LOWER LONG-TERM RATES IN 2005

A significant increase in the price of oil (peaking at $70/barrel in August) pushed the Consumer Price Index (CPI) higher in 2005, but core inflation (CPI excluding food and energy) remained modest at just 2% on a year-over-year basis through November (see chart on next page, top left). Additionally, global competitive forces, led by the supply of cheap foreign labor (see table on next page, top right) have limited domestic wage gains in the U.S. to levels well below prior economic cycles. The lack of wage inflation, the market's confidence in the Fed's resolve to contain inflation overall and a dearth of long-bond issuance kept long-term interest rates low in 2005.

                              CONSUMER PRICE INDEX

           Date          CPI (all items)     CPI (excl. Food & Energy)
           ----          ---------------     -------------------------
          12/31/84            3.90%                    4.70%
           3/29/85            3.70%                    4.80%
           6/28/85            3.80%                    4.40%
           9/30/85            3.10%                    4.00%
          12/31/85            3.80%                    4.30%
           3/31/86            2.30%                    4.10%
           6/30/86            1.80%                    4.00%
           9/30/86            1.80%                    4.10%
          12/31/86            1.10%                    3.80%
           3/31/87            3.00%                    4.00%
           6/30/87            3.70%                    4.10%
           9/30/87            4.40%                    4.30%
          12/31/87            4.40%                    4.20%
           3/31/88            3.90%                    4.40%
           6/30/88            4.00%                    4.50%
           9/30/88            4.20%                    4.40%
          12/30/88            4.40%                    4.70%
           3/31/89            5.00%                    4.70%
           6/30/89            5.20%                    4.50%
           9/29/89            4.30%                    4.30%
          12/29/89            4.60%                    4.40%
           3/30/90            5.20%                    4.90%
           6/29/90            4.70%                    4.90%
           9/28/90            6.20%                    5.50%
          12/31/90            6.10%                    5.20%
           3/29/91            4.90%                    5.20%
           6/28/91            4.70%                    5.00%
           9/30/91            3.40%                    4.50%
          12/31/91            3.10%                    4.40%
           3/31/92            3.20%                    3.90%
           6/30/92            3.10%                    3.80%
           9/30/92            3.00%                    3.30%
          12/31/92            2.90%                    3.30%
           3/31/93            3.10%                    3.40%
           6/30/93            3.00%                    3.30%
           9/30/93            2.70%                    3.20%
          12/31/93            2.70%                    3.20%
           3/31/94            2.50%                    2.90%
           6/30/94            2.50%                    2.90%
           9/30/94            3.00%                    3.00%
          12/30/94            2.70%                    2.60%
           3/31/95            2.90%                    3.00%
           6/30/95            3.00%                    3.00%
           9/29/95            2.50%                    2.90%
          12/29/95            2.50%                    3.00%
           3/29/96            2.80%                    2.80%
           6/28/96            2.80%                    2.70%
           9/30/96            3.00%                    2.70%
          12/31/96            3.30%                    2.60%
           3/31/97            2.80%                    2.50%
           6/30/97            2.30%                    2.40%
           9/30/97            2.20%                    2.20%
          12/31/97            1.70%                    2.20%
           3/31/98            1.40%                    2.10%
           6/30/98            1.70%                    2.20%
           9/30/98            1.50%                    2.50%
          12/31/98            1.60%                    2.40%
           3/31/99            1.70%                    2.10%
           6/30/99            2.00%                    2.10%
           9/30/99            2.60%                    2.00%
          12/31/99            2.70%                    1.90%
         3/31/2000            3.80%                    2.40%
         6/30/2000            3.70%                    2.50%
         9/29/2000            3.50%                    2.60%
        12/29/2000            3.40%                    2.60%
         3/30/2001            2.90%                    2.70%
         6/29/2001            3.20%                    2.70%
         9/28/2001            2.60%                    2.60%
        12/31/2001            1.60%                    2.70%
         3/29/2002            1.50%                    2.40%
         6/28/2002            1.10%                    2.30%
         9/30/2002            1.50%                    2.20%
        12/31/2002            2.40%                    1.90%
         3/31/2003            3.00%                    1.70%
         6/30/2003            2.10%                    1.50%
         9/30/2003            2.30%                    1.20%
        12/31/2003            1.90%                    1.10%
         3/31/2004            1.70%                    1.60%
         6/30/2004            3.30%                    1.90%
         9/30/2004            2.50%                    2.00%
        12/31/2004            3.30%                    2.20%
         3/31/2005            3.10%                    2.30%
         6/30/2005            2.50%                    2.00%
         9/30/2005            4.70%                    2.00%
        11/30/2005            3.40%                    2.20%

Source: Bloomberg

                           MANUFACTURING HOURLY WAGES
                                   (in US $)
                                                        2004
                                                        ----
                    Germany                           $31.25
                    US                                $23.17
                    Japan                             $21.90
                    Spain                             $17.10
                    Taiwan                             $5.97
                    Czech Rep                          $5.43
                    Mexico                             $2.50
                    China*<F1>                         $0.91

                    *<F1>  2002

Source: Bureau of Labor Statistics and ISI

Strong foreign demand for U.S. Treasuries also helped keep bond prices up and interest rates down. As the U.S. trade deficit widened, foreign holdings increased to record highs again in 2005 (see chart below, left) despite concerns that waning foreign demand could lead to higher interest rates. A look at yields around the world (see chart below, right) suggests that lack of attractive alternatives may be a key factor that keeps foreign buyers interested in the U.S. Treasury market.

                 FOREIGN HOLDINGS OF PUBLIC U.S. TREASURY DEBT

          Year     $ Billions (left scale)     % of Total Outstanding
          ----     -----------------------     ----------------------
          1980                127                        0.17
          1981                136                        0.17
          1982                151                        0.15
          1983                164                        0.14
          1984                200                        0.15
          1985                226                        0.14
          1986                269                        0.15
          1987                296                        0.15
          1988                354                        0.17
          1989                424                        0.19
          1990                438                        0.18
          1991                476                        0.17
          1992                520                        0.17
          1993                595                        0.18
          1994                633                        0.18
          1995                820                        0.23
          1996              1,047                        0.28
          1997              1,166                        0.31
          1998              1,185                        0.32
          1999              1,080                        0.3
          2000              1,026                        0.31
          2001              1,040                        0.31
          2002              1,254                        0.35
          2003              1,539                        0.38
          2004              1,856                        0.43
          2005              2,037                        0.45

Source: US Federal Reserve

                              GLOBAL YIELD CURVES

     Maturity     U.S.       Germany      Japan        U.K.        China
     --------     ----       -------      -----        ----        -----
     1           4.43%        2.72%       0.06%        4.19%       1.53%
     2           4.40%        2.86%       0.29%        4.19%       1.72%
     3           4.36%        2.92%       0.42%        4.19%       2.42%
     5           4.35%        3.07%       0.86%        4.17%       2.47%
     7           4.36%        3.18%       1.18%        4.14%       2.84%
     10          4.39%        3.31%       1.48%        4.10%       2.97%
     15          4.58%        3.43%       1.67%        4.11%       3.19%
     20          4.61%        3.56%       1.98%        4.06%       3.41%
     30          4.54%        3.57%       2.31%        3.98%

Source: Bloomberg

POSITIVE RETURNS, LONGER DURATION OUTPERFORMS

Despite the increase in short-term yields, all sectors of the bond market posted positive returns in 2005 (see table on next page). As in 2004, however, shorter benchmarks (e.g. Lehman Brothers 1-3 yr. Gov't/Credit, +1.77%) felt the full effect of the Fed's tightening and lagged full market benchmarks (e.g. Lehman Brothers Aggregate, +2.43% and Lehman Brothers Gov't/Credit, +2.37%) which benefited from the "conundrous" decline in long-term yields. A more detailed listing of various benchmark and sector returns appears in the following table.

       TOTAL RETURNS OF SELECTED LEHMAN BROTHERS (LB) INDICES AND SECTORS

          Index/Sector                                            2005
          ------------                                            ----
          LB Aggregate Index                                     2.43%
          LB Gov't/Credit Index                                  2.37%
          LB Int. Gov't/Credit Index                             1.58%
          LB 1-3 yr. Gov't/Credit Index                          1.77%
          US Treasury Sector                                     2.79%
          Government Agency Sector                               2.34%
          Corporate Sector                                       1.68%
             AAA                                                 2.54%
             AA                                                  1.92%
             A                                                   2.32%
             BBB                                                 0.81%
          Mortgage Backed Securities Sector                      2.61%
          Asset-Backed Securities Sector                         2.09%
          High Yield Sector                                      2.74%
          Municipal Sector                                       3.51%

FORD AND GM CAUSE CORPORATE SECTOR TO LAG

The downgrade of Ford and GM to below investment grade was the major theme in the corporate market in 2005. Dramatic widening of yield spreads on Ford and GM issues caused the performance of the corporate sector (+1.68%) to lag all other sectors for the year. Performance of BBBs (+0.81%) vs. AAAs (+2.54%), AAs (+1.92%) and As (+2.32%) shows that the impact was confined to lower rated issues (and the auto sector in particular). In sympathy with Ford and GM, yield spreads on investment grade corporate bonds in general widened in 2005, but only by 5-10 basis points, as modest new supply of just $85 billion (see supply chart below, left) helped keep corporate spreads relatively tight by historical standards in 2005. At year end, yields on 5-year GMAC issues were approximately 8.5%; yields on 5-year GM Co. bonds were as high as 14.0%.

                                 NET NEW SUPPLY

Year              Treasury            Agency         Investment Grade Corporate
----              --------            ------         --------------------------
1992                282.5              41.2                     72.77
1993                235.4              86.7                     66.36
1994                136.6             168.2                     30.36
1995                181.1             105.7                     84.72
1996                152.5              81.2                     96.92
1997                 -2.9              96.8                    104.67
1998               -101.4             273.9                    219.25
1999                -74.5             320                      232.2
2000               -314.1             235.1                    214.39
2001                 16.1             219.1                    458.72
2002                237.3             215.5                    265.55
2003                370.1             269                      221.04
2004                369                90                      131
2005                219.4            -125.6                     85
2006 est.           296               165                      110

Source: Lehman Brothers

                    DURATION OF LEHMAN FIXED RATE MBS INDEX

                    Date
                    ----
                    Jan-85                              5.74
                    Feb-85                              5.52
                    Mar-85                              5.54
                    Apr-85                               5.5
                    May-85                              5.59
                    Jun-85                              5.42
                    Jul-85                              5.24
                    Aug-85                              5.15
                    Sep-85                              4.95
                    Oct-85                              4.83
                    Nov-85                              4.79
                    Dec-85                              4.99
                    Jan-86                              5.06
                    Feb-86                              5.23
                    Mar-86                              5.13
                    Apr-86                              4.77
                    May-86                              3.87
                    Jun-86                              3.59
                    Jul-86                              3.41
                    Aug-86                              3.52
                    Sep-86                              3.51
                    Oct-86                              3.68
                    Nov-86                              4.17
                    Dec-86                               4.2
                    Jan-87                              4.45
                    Feb-87                              4.59
                    Mar-87                              4.63
                    Apr-87                              4.47
                    May-87                              4.21
                    Jun-87                              4.26
                    Jul-87                              4.24
                    Aug-87                              4.65
                    Sep-87                               4.8
                    Oct-87                              5.12
                    Nov-87                              5.35
                    Dec-87                              5.51
                    Jan-88                              5.77
                    Feb-88                              5.84
                    Mar-88                              5.79
                    Apr-88                              5.27
                    May-88                              4.93
                    Jun-88                              4.81
                    Jul-88                              4.88
                    Aug-88                              4.79
                    Sep-88                              4.94
                    Oct-88                              5.04
                    Nov-88                              5.03
                    Dec-88                              5.11
                    Jan-89                              4.52
                    Feb-89                              4.65
                    Mar-89                              4.81
                    Apr-89                              4.72
                    May-89                               4.6
                    Jun-89                              4.38
                    Jul-89                              4.19
                    Aug-89                              4.35
                    Sep-89                              4.28
                    Oct-89                              4.07
                    Nov-89                              4.03
                    Dec-89                              4.11
                    Jan-90                              4.32
                    Feb-90                              4.44
                    Mar-90                              4.54
                    Apr-90                              4.72
                    May-90                              4.54
                    Jun-90                              4.37
                    Jul-90                              4.23
                    Aug-90                               4.5
                    Sep-90                               4.5
                    Oct-90                              4.43
                    Nov-90                              4.12
                    Dec-90                              4.04
                    Jan-91                              3.96
                    Feb-91                                 4
                    Mar-91                              4.05
                    Apr-91                              4.07
                    May-91                              4.12
                    Jun-91                              4.26
                    Jul-91                              4.36
                    Aug-91                              4.11
                    Sep-91                              3.78
                    Oct-91                              3.75
                    Nov-91                              3.78
                    Dec-91                              2.41
                    Jan-92                              3.58
                    Feb-92                              3.47
                    Mar-92                              3.98
                    Apr-92                              4.05
                    May-92                              3.53
                    Jun-92                               3.4
                    Jul-92                              3.05
                    Aug-92                              2.77
                    Sep-92                              2.78
                    Oct-92                              3.57
                    Nov-92                              3.68
                    Dec-92                              3.44
                    Jan-93                              3.01
                    Feb-93                              2.56
                    Mar-93                              2.56
                    Apr-93                              2.66
                    May-93                              2.76
                    Jun-93                              2.32
                    Jul-93                              2.47
                    Aug-93                              2.16
                    Sep-93                              2.33
                    Oct-93                               2.8
                    Nov-93                              3.43
                    Dec-93                              3.47
                    Jan-94                              3.35
                    Feb-94                              3.47
                    Mar-94                              4.35
                    Apr-94                              4.74
                    May-94                              4.83
                    Jun-94                              4.74
                    Jul-94                               4.6
                    Aug-94                               4.1
                    Sep-94                              4.35
                    Oct-94                              4.43
                    Nov-94                              4.45
                    Dec-94                               4.4
                    Jan-95                              4.24
                    Feb-95                               4.5
                    Mar-95                              4.46
                    Apr-95                              4.28
                    May-95                               3.5
                    Jun-95                              3.47
                    Jul-95                               3.6
                    Aug-95                              3.48
                    Sep-95                              3.32
                    Oct-95                               3.2
                    Nov-95                              2.91
                    Dec-95                              2.57
                    Jan-96                              2.63
                    Feb-96                              3.48
                    Mar-96                              3.86
                    Apr-96                              4.19
                    May-96                              4.36
                    Jun-96                               4.2
                    Jul-96                              4.07
                    Aug-96                              4.21
                    Sep-96                              4.02
                    Oct-96                              3.62
                    Nov-96                              3.18
                    Dec-96                              3.66
                    Jan-97                              3.66
                    Feb-97                              3.72
                    Mar-97                              3.99
                    Apr-97                              3.84
                    May-97                              3.78
                    Jun-97                               3.6
                    Jul-97                              2.94
                    Aug-97                              3.35
                    Sep-97                              3.02
                    Oct-97                              2.64
                    Nov-97                              2.62
                    Dec-97                               2.4
                    Jan-98                              2.09
                    Feb-98                              2.32
                    Mar-98                              2.46
                    Apr-98                              2.48
                    May-98                              2.35
                    Jun-98                              2.27
                    Jul-98                              2.43
                    Aug-98                              2.06
                    Sep-98                              1.37
                    Oct-98                              2.23
                    Nov-98                              2.21
                    Dec-98                              1.95
                    Jan-99                              1.86
                    Feb-99                              2.82
                    Mar-99                              2.94
                    Apr-99                              3.04
                    May-99                               3.6
                    Jun-99                              3.81
                    Jul-99                              4.15
                    Aug-99                              4.31
                    Sep-99                              4.15
                    Oct-99                              4.04
                    Nov-99                              4.17
                    Dec-99                              4.27
                    Jan-00                              4.36
                    Feb-00                              4.17
                    Mar-00                              4.03
                    Apr-00                              4.25
                    May-00                              4.37
                    Jun-00                              4.11
                    Jul-00                              4.11
                    Aug-00                              3.94
                    Sep-00                              3.84
                    Oct-00                              3.75
                    Nov-00                              3.45
                    Dec-00                                 3
                    Jan-2001                            2.71
                    Feb-2001                            2.68
                    Mar-2001                            2.84
                    Apr-2001                             3.3
                    May-2001                             3.4
                    Jun-2001                            3.56
                    Jul-2001                            3.05
                    Aug-2001                             2.9
                    Sep-2001                            2.62
                    Oct-2001                            1.46
                    Nov-2001                             2.6
                    Dec-2001                             3.1
                    Jan-2002                            3.16
                    Feb-2002                             2.9
                    Mar-2002                            3.51
                    Apr-2002                            3.03
                    May-2002                            2.83
                    Jun-2002                             2.6
                    Jul-2002                            2.03
                    Aug-2002                             1.4
                    Sep-2002                            0.91
                    Oct-2002                            1.08
                    Nov-2002                            1.63
                    Dec-2002                            0.94
                    Jan-2003                             1.2
                    Feb-2003                            0.81
                    Mar-2003                            1.11
                    Apr-2003                            1.03
                    May-2003                            0.58
                    Jun-2003                            1.02
                    Jul-2003                            3.05
                    Aug-2003                            3.14
                    Sep-2003                            2.49
                    Oct-2003                            3.12
                    Nov-2003                            3.24
                    Dec-2003                            2.98
                    Jan-2004                            2.82
                    Feb-2004                            2.53
                    Mar-2004                            2.37
                    Apr-2004                            3.59
                    May-2004                            4.15
                    Jun-2004                            4.13
                    Jul-2004                            3.85
                    Aug-2004                            3.11
                    Sep-2004                            3.12
                    Oct-2004                            2.73
                    Nov-2004                            3.18
                    Dec-2004                            2.86
                    Jan-2005                             2.5
                    Feb-2005                            3.09
                    Mar-2005                            3.42
                    Apr-2005                            2.89
                    May-2005                            2.38
                    Jun-2005                            2.23
                    Jul-2005                            3.05
                    Aug-2005                            2.57
                    Sep-2005                            3.25
                    Oct-2005                             3.8
                    Nov-2005                            3.85
                    Dec-2005                            3.64

Source: Lehman Brothers

MBS, ABS, GOVERNMENT AGENCIES AND MUNICIPALS DELIVER SOLID RETURNS

Showing a preference for the lower overall credit risk profile of mortgage-backed (MBS) and asset-backed securities (ABS), investors willingly accepted the intrinsic cash flow timing risks of these sectors as a trade-off. Despite decreases in prepayment speeds and a corresponding extension in mortgage durations from 2.86 to 3.64 years (see chart above, right), strong investor demand helped MBS and ABS post solid returns of +2.61% and +2.09% respectively. Government Agencies performed well on a relative basis (+2.34%), as a $126 billion decrease in net supply (see supply chart above, left) kept FNMA and FHLMC yield spreads mostly stable amidst negative headlines. Municipal bonds, benefiting from a steeper municipal yield curve and longer overall duration, outperformed all other sectors with a +3.51% return. High yield bonds generated Treasury-like returns of +2.74%.

2006 OUTLOOK

We believe the Bernanke Fed will cease raising rates in 2006 and we expect moderate economic growth. Strong global competitive forces will prevent inflation and interest rates from rising significantly. Heavy Treasury issuance should be met with solid domestic and foreign demand while the return of the 30-year Treasury bond will limit the magnitude and duration of any inversion of the yield curve. Corporate yield spreads will remain relatively stable amidst modest new supply, and security selection will be key to adding value in this sector. We see good relative value in Government agency debt and also see opportunities to add value in the mortgage and asset-backed sectors.

BAIRD ADVISORS
Mary Ellen Stanek, CFA
Gary A. Elfe, CFA
Charles B. Groeschell
Warren D. Pierson, CFA
Daniel A. Tranchita, CFA
M. Sharon deGuzman

BAIRD INTERMEDIATE BOND FUND
DECEMBER 31, 2005

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rated debt including government and corporate securities with maturities between one and ten years.

The Fund's performance in 2005 was comparable to that of the Index with the performance of our Institutional Class shares outperforming the Index and our Investor Class shares slightly underperforming the Index. Absolute returns were modest. Helping the Fund's relative performance were the following factors:

     o The Fund's overall portfolio structure (designed to underweight 2-year and 7 to 10-year maturities and overweight 4 to 5-year and 10-year+ maturities) which benefited from flattening in the yield curve;

     o The Fund's exposure to high-quality mortgage-backed and asset-backed securities which performed well relative to other sectors and which are not found in the Index; and

     o  Strong performance of individual corporate issues owned by the Fund.

The Fund's overweighting of BBB-rated corporate bonds relative to the Index and exposure to individual issues in the auto and media sectors detracted from relative performance in 2005. The Fund maintained its duration-neutral strategy vis-a-vis the Index, holding a broadly diversified portfolio of over 230 securities at year end.

The Fund ended 2005 with a yield advantage versus the Index. This yield advantage, combined with exposure to specific sectors which we believe have superior total return potential (mortgage-backed securities, government agency issues and issues in the auto and media sectors), should enhance the Fund's prospects of continuing to add value over its benchmark in the coming year.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F2>

                    U.S. Treasury                        12%
                    U.S. Gov't Agency                    28%
                    AAA                                  18%
                    AA                                    4%
                    A                                    17%
                    BBB                                  18%
                    Below BBB                             2%
                    Not Rated                             1%

                             SECTOR WEIGHTINGS*<F2>

                    Asset-Backed                          8%
                    Financials                           18%
                    Industrials                          15%
                    Utilities                             6%
                    Mortgage-Backed                      15%
                    International                         2%
                    Municipal                             1%
                    U.S. Gov't Agency                    20%
                    U.S. Treasuries                      12%
                    Cash                                  3%

NET ASSETS:                                          $234,630,466
SEC 30-DAY YIELD:**<F3>
Institutional Class:                                        4.78%
Investor Class:                                             4.54%
AVERAGE DURATION:                                      3.63 years
AVERAGE MATURITY:                                      5.04 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                        0.30%
Investor Class:                                             0.55%***<F4>
PORTFOLIO TURNOVER RATIO:****<F5>                           42.1%
TOTAL NUMBER OF HOLDINGS:                                     237

   *<F2>   Percentages shown are based on the Fund's total net assets.
  **<F3> SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2005.
 ***<F4>   Includes 0.25% 12b-1 fee.
****<F5>   Not annualized.

BAIRD INTERMEDIATE BOND FUND

               BAIRD INTERMEDIATE BOND FUND - INSTITUTIONAL CLASS
                         VALUE OF A $250,000 INVESTMENT

                Baird Intermediate Bond Fund -     Lehman Brothers Intermediate
    Date          Institutional Class Shares       Government/Credit Bond Index
    ----        ------------------------------     ----------------------------
  9/29/2000                $250,000                         $250,000
 12/31/2000                $266,589                         $259,242
  6/30/2001                $277,111                         $269,827
 12/31/2001                $284,379                         $282,476
  6/30/2002                $293,461                         $291,870
 12/31/2002                $307,199                         $310,260
  6/30/2003                $323,016                         $323,504
 12/31/2003                $325,290                         $323,633
  6/30/2004                $325,782                         $323,274
 12/31/2004                $338,193                         $333,477
  6/30/2005                $344,066                         $338,777
 12/31/2005                $344,187                         $338,741

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                 BAIRD INTERMEDIATE BOND FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                Baird Intermediate Bond Fund -     Lehman Brothers Intermediate
    Date            Investor Class Shares          Government/Credit Bond Index
    ----        ------------------------------     ----------------------------
  9/29/2000                 $10,000                          $10,000
 12/31/2000                 $10,668                          $10,370
  6/30/2001                 $11,075                          $10,793
 12/31/2001                 $11,353                          $11,299
  6/30/2002                 $11,711                          $11,675
 12/31/2002                 $12,231                          $12,410
  6/30/2003                 $12,845                          $12,940
 12/31/2003                 $12,917                          $12,945
  6/30/2004                 $12,921                          $12,931
 12/31/2004                 $13,394                          $13,339
  6/30/2005                 $13,615                          $13,551
 12/31/2005                 $13,603                          $13,550

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD INTERMEDIATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                           SINCE
For the Periods Ended December 31, 2005                                ONE YEAR      FIVE YEARS       INCEPTION(1)<F6>
---------------------------------------                                --------      ----------       ----------------
Baird Intermediate Bond Fund - Institutional Class Shares               1.77%          5.24%               6.27%
Baird Intermediate Bond Fund - Investor Class Shares                    1.56%          4.98%               6.03%
Lehman Brothers Intermediate Government/Credit Bond Index(2)<F7>        1.58%          5.50%               5.95%

(1)<F6> For the period from September 29, 2000 (commencement of operations) through December 31, 2005.
(2)<F7> The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and ten years. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE LINE GRAPHS AND TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFOMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM.

BAIRD INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2005

 Principal
   Amount                                                             Value
 ---------                                                            -----

LONG-TERM INVESTMENTS - 96.9%

ASSET-BACKED SECURITIES - 7.6%
$   156,099    Amresco Residential
               Securities Mortgage
               Loan Trust,
               Series 1998-1, Class A6,
               6.51%, 08/25/2027                                  $    155,621
    476,193    Banc One Home
               Equity Trust,
               Series 1999-2, Class A7,
               7.18%, 06/25/2029                                       479,928
  1,150,000    Bayview Financial
               Acquisition Trust,
               Series 2005-B, Class 1A2,
               4.70%, 04/28/2039                                     1,136,832
  1,333,945    Chase Funding
               Mortgage Loan,
               Series 2004-1, Class 1A3,
               2.98%, 04/25/2026                                     1,320,398
    865,500    Chemical Master Credit
               Card Trust I,
               Series 1996-3, Class A,
               7.09%, 02/15/2009                                       874,345
               CitiFinancial Mortgage
               Securities, Inc.:
      5,300    Series 2003-2, Class AF2,
               2.13%, 05/25/2033                                         5,283
  1,085,450    Series 2003-3, Class AF2,
               3.08%, 08/25/2033                                     1,077,891
    206,714    Contimortgage Home
               Equity Trust,
               Series 1999-1, Class A7,
               6.47%, 12/25/2013                                       205,948
    765,934    Countrywide Alternative
               Loan Trust,
               Series 2005-5R, Class A2,
               4.75%, 12/25/2018                                       756,530
               Countrywide Asset-Backed
               Certificates:
    529,898    Series 2004-10, Class AF2,
               3.32%, 05/25/2022                                       528,120
    107,513    Series 2004-9, Class AF2,
               3.34%, 09/25/2023                                       107,182
  2,200,000    Series 2005-12, Class 1A2,
               4.85%, 02/25/2026                                     2,183,825
  1,500,000    Credit Based Asset
               Servicing and Securities,
               Series 2005-CB1,
               Class AF4,
               4.62%, 01/25/2035                                     1,445,354
               Delta Funding Home
               Equity Loan Trust:
    305,172    Series 1997-2, Class A6,
               7.04%, 06/25/2027                                       304,241
    168,939    Series 1999-1, Class A6F,
               6.34%, 12/15/2028                                       168,640
    190,250    Series 1999-2, Class A7F,
               7.03%, 08/15/2030                                       189,838
     81,864    Equivantage Home
               Equity Loan Trust,
               Series 1996-3, Class A3,
               7.70%, 09/25/2027                                        81,615
               Green Tree Financial
               Corporation:
    691,339    Series 1998-4, Class A5,
               6.18%, 04/01/2030                                       680,988
    487,344    Series 1999-3, Class A5,
               6.16%, 02/01/2031                                       489,800
    113,959    IMC Home Equity
               Loan Trust,
               Series 1998-1, Class A6,
               6.52%, 06/20/2029                                       114,634
  2,500,000    MBNA Credit Card
               Master Note Trust,
               Series 2003-A3, Class A3,
               2.93%, 08/15/2010                                     2,506,102
  1,111,839    New Century Home
               Equity Loan Trust,
               Series 2003-5, Class AI3,
               3.56%, 11/25/2033                                     1,105,367
    330,879    Oakwood Mortgage
               Investors, Inc.,
               Series 1999-B, Class A3,
               6.45%, 11/15/2017                                       304,811
    799,787    Renaissance Home
               Equity Loan Trust,
               Series 2004-3, Class AF2,
               3.57%, 11/25/2034                                       793,475
    190,828    Residential Asset Mortgage
               Products, Inc.,
               Series 2003-RS6, Class AI3,
               3.08%, 12/25/2028                                       189,801
               Residential Asset Mortgage
               Products, Inc.,
    306,834    Series 2003-RS9, Class AI3,
               3.61%, 10/25/2028                                       305,657
    214,135    Series 2003-KS7, Class AI3,
               3.37%, 11/25/2028                                       213,440
     10,848    Salomon Brothers
               Mortgage Securities VII,
               Series 1997-LB6, Class A6,
               6.82%, 12/25/2027                                        10,841
                                                                  ------------
                                                                    17,736,507
                                                                  ------------

FINANCIAL - 18.3%
               Allfirst Financial, Inc.
               Subordinated Notes:
  1,300,000    7.20%, 07/01/2007                                     1,346,392
    500,000    6.88%, 06/01/2009                                       524,054
    550,000    American General Finance
               Corporation Notes,
               4.00%, 03/15/2011                                       520,302
    589,000    American General Finance
               Corporation Senior Notes,
               8.45%, 10/15/2009                                       654,307
    630,000    AmSouth Bancorporation
               Subordinated Debentures,
               6.75%, 11/01/2025                                       702,602
    415,000    AmSouth Bank NA
               Subordinated Notes,
               6.45%, 02/01/2018                                       428,112
    500,000    AMVESCAP PLC Notes,
               5.38%, 02/27/2013 F<F11>                                492,741
    725,000    Banco Santander Chile SA,
               7.00%, 07/18/2007 F<F11>                                742,610
    225,000    Bank of America Corporation
               Subordinated Notes,
               10.20%, 07/15/2015                                      306,720
    350,000    Bank of Oklahoma
               Subordinated Notes,
               7.13%, 08/15/2007                                       362,187
               Bank One Corporation
               Subordinated Notes:
    180,000    6.00%, 02/17/2009                                       184,366
    750,000    10.00%, 08/15/2010                                      894,487
    480,000    Bankers Trust Corporation
               Subordinated Notes,
               7.38%, 05/01/2008                                       505,437
    300,000    CIT Group Company
               of Canada,
               5.20%, 06/01/2015
               (Acquired 05/25/2005,
               Cost $299,151)*<F10> F<F11>                             296,524
    800,000    CIT Group, Inc.
               Senior Notes,
               3.38%, 04/01/2009                                       761,185
  1,336,000    Comerica Incorporated
               Subordinated Notes,
               7.25%, 08/01/2007                                     1,382,640
    800,000    Compass Bank
               Subordinated Notes,
               8.10%, 08/15/2009                                       885,188
    260,000    Corestates Capital Trust I,
               8.00%, 12/15/2026
               (Acquired 11/29/2005,
               Cost $276,398)*<F10>                                    275,626
               Countrywide Home
               Loans, Inc.:
  1,000,000    5.50%, 02/01/2007                                     1,004,857
    650,000    4.00%, 03/22/2011                                       611,610
    900,000    Credit Suisse First
               Boston USA, Inc. Notes,
               6.13%, 11/15/2011                                       944,768
    475,000    Dime Capital Trust,
               9.33%, 05/06/2027                                       519,915
    480,562    First National Bank of
               Chicago Pass Thru
               Certificates,
               8.08%, 01/05/2018                                       557,913
  1,100,000    First National Bank of Omaha
               Subordinated Notes,
               7.32%, 12/01/2010                                     1,159,363
    775,000    FMR Corporation Notes,
               4.75%, 03/01/2013
               (Acquired 02/26/2003,
               Cost $776,809)*<F10>                                    763,331
    500,000    General Electric Capital
               Corporation Notes,
               6.00%, 06/15/2012                                       526,595
  1,000,000    Genworth Financial Inc.
               Notes, 5.75%, 06/15/2014                              1,043,715
    950,000    Glencore Funding LLC,
               6.00%, 04/15/2014
               (Acquired 03/31/2004
               & 02/02/2005;
               Cost $794,280 &
               $146,738 respectively)*<F10>                            893,515
    500,000    The Goldman Sachs
               Group, Inc. Bonds,
               5.15%, 01/15/2014                                       496,707
    200,000    The Goldman Sachs
               Group, Inc. Notes,
               6.60%, 01/15/2012                                       214,838
  1,200,000    Household Finance
               Corporation Senior
               Unsubordinated Notes,
               6.40%, 06/17/2008                                     1,237,969
    300,000    International Lease Finance
               Corporation Notes,
               5.70%, 07/03/2006                                       300,850
    500,000    J.P. Morgan Chase &
               Company Subordinated
               Notes, 6.63%, 03/15/2012                                538,803
  1,550,000    KeyCorp Subordinated
               Notes, 6.75%, 03/15/2006                              1,555,673
               Lehman Brothers
               Holdings, Inc. Notes,
    700,000    8.50%, 05/01/2007                                       731,195
    596,000    8.50%, 08/01/2015                                       724,996
    325,000    Lion Connecticut Holding,
               7.13%, 08/15/2006                                       329,455
    600,000    Marsh & McLennan
               Companies, Inc.,
               5.38%, 07/15/2014                                       590,534
    600,000    MBNA Corporation Notes,
               6.13%, 03/01/2013                                       636,251
    175,000    Mellon Capital II, Series B,
               8.00%, 01/15/2027                                       186,265
    750,000    Merrill Lynch &
               Co., Inc. Senior
               Unsubordinated Notes,
               5.00%, 02/03/2014                                       740,662
  1,000,000    Morgan Stanley Dean
               Witter Debentures,
               10.00%, 06/15/2008                                    1,115,686
    300,000    Morgan Stanley
               Unsubordinated Notes,
               6.75%, 04/15/2011                                       322,958
  1,230,000    National Australia Bank
               Ltd. Yankee Subordinated
               Notes, Series A,
               8.60%, 05/19/2010 F<F11>                              1,400,052
    396,000    National City Bank of
               Kentucky Subordinated
               Notes,
               6.30%, 02/15/2011                                       419,233
    500,000    Nationwide Life
               Global Fund Notes,
               5.35%, 02/15/2007
               (Acquired 02/08/2002;
               Cost $499,520)*<F10>                                    501,202
    125,000    Met Life Global Funding
               Senior Notes,
               4.50%, 05/05/2010                                       122,564
    800,000    Phoenix Companies,
               6.68%, 02/16/2008                                       807,490
    894,000    PNC Funding Corporation,
               7.50%, 11/01/2009                                       971,852
  1,200,000    Rabobank Nederland
               Senior Notes,
               2.70%, 03/15/2007
               (Acquired 02/03/2004,
               Cost $1,199,760)*<F10> F<F11>                         1,165,792
    700,000    Residential Capital
               Corporation,
               6.38%, 06/30/2010                                       711,281
    805,000    SAFECO Corporation,
               6.88%, 07/15/2007                                       823,885
    546,000    SAFECO Corporation
               Senior Notes,
               7.25%, 09/01/2012                                       608,657
               Santander Central
               Hispano Issuances: F<F11>
    325,000    7.00%, 04/01/2006                                       326,511
    150,000    7.63%, 09/14/2010                                       166,126
    500,000    6.38%, 02/15/2011                                       531,619
  1,160,000    Transamerica Finance
               Corporation Debentures,
               0.00%, 03/01/2010 ^<F9>                                 919,243
    875,000    UFJ Bank Ltd/New York,
               Subordinated Notes,
               7.40%, 06/15/2011                                       966,209
    350,000    UFJ Finance Aruba AEC,
               6.75%, 07/15/2013 F<F11>                                382,153
               Union Planters Corporation
               Subordinated Notes:*<F10>
    870,000    6.50%, 03/15/2018
               (Acquired 05/08/02,
               09/22/2005, 02/12/03,
               and 05/08/03;
               Cost $200,363, $234,877,
               $73,378 and $400,227
               respectively)                                           897,326
    300,000    7.75%, 03/01/2011                                       337,735
    500,000    Washington Mutual Bank
               Subordinated Notes,
               6.88%, 06/15/2011                                       540,141
    500,000    Washington Mutual
               Capital I,
               8.38%, 06/01/2027                                       538,811
    887,000    Westdeutsche Landesbank
               Subordinated Notes,
               4.80%, 07/15/2015                                       870,112
                                                                  ------------
                                                                    43,021,898
                                                                  ------------

INDUSTRIAL - 15.5%
    450,000    Alcan, Inc. Notes,
               5.00%, 06/01/2015                                       436,515
     30,365    America West Airlines
               Pass Thru Certificate,
               8.54%, 07/02/2007                                        30,034
    810,000    Anthem, Inc.,
               6.80%, 08/01/2012                                       883,717
    225,000    Auburn Hills Trust
               Debentures,
               12.38%, 05/01/2020                                      334,560
    300,000    BellSouth Corporation,
               4.75%, 11/15/2012                                       292,342
    575,000    British Telecom PLC Notes,
               8.38%, 12/15/2010 F<F11>                                654,558
               Bunge Ltd. Finance
               Corporation Notes:
    800,000    5.35%, 04/15/2014                                       791,275
    400,000    5.10%, 07/15/2015                                       387,009
    375,000    Caesars Entertainment,
               Senior Notes,
               7.50%, 09/01/2009                                       399,368
  1,000,000    Clear Channel
               Communications, Inc. Notes,
               5.50%, 09/15/2014                                       956,888
    125,000    Comcast Cable
               Communication Holdings,
               8.38%, 03/15/2013                                       144,685
               Continental Airlines, Inc.
               Pass Thru Certificates:
      4,749    7.42%, 10/01/2008                                         4,395
     98,857    6.54%, 09/15/2009                                        93,899
  1,155,000    Cooper Cameron
               Corporation Senior Notes,
               2.65%, 04/15/2007                                     1,116,728
    700,000    Cooper Industries, Inc.
               Notes, 5.25%, 07/01/2007                                702,974
  1,175,000    Cox Communications Inc.,
               7.13%, 10/01/2012                                     1,258,984
    324,000    Delta Air Lines, Inc.
               Pass Thru Certificates,
               9.50%, 11/18/2008
               (Acquired 11/24/2004,
               Cost $324,000)*<F10> @<F8> ^<F9>                        285,120
  1,000,000    Deutsche Telekom
               International Finance BV,
               8.50%, 06/15/2010                                     1,133,771
    300,000    Dollar General Corporation,
               8.63%, 06/15/2010                                       329,250
    500,000    Fiserv, Inc. Notes,
               4.00%, 04/15/2008                                       485,524
    623,000    Ford Capital BV Debentures,
               9.50%, 06/01/2010                                       521,763
    300,000    Ford Motor Company
               Debentures,
               9.22%, 09/15/2021                                       222,000
    500,000    General Electric
               Company Notes,
               5.00%, 02/01/2013                                       499,740
               General Motors Acceptance
               Corporation Notes:
  1,025,000    7.75%, 01/19/2010                                       957,234
    200,000    6.75%, 12/01/2014                                       179,924
    550,000    General Motors Nova
               Scotia Finance Company,
               6.85%, 10/15/2008 F<F11>                                412,500
               Halliburton Company Notes:
    475,000    5.63%, 12/01/2008                                       484,529
    625,000    5.50%, 10/15/2010                                       638,350
    650,000    Hanson Australia Funding,
               5.25%, 03/15/2013 F<F11>                                644,349
    830,000    Health Care Service
               Corporation Notes,
               7.75%, 06/15/2011
               (Acquired 06/20/2001
               and 01/26/2005;
               Cost $497,765 and
               $373,250 respectively)*<F10>                            928,978
    400,000    Highmark, Inc. Notes,
               6.80%, 08/15/2013
               (Acquired 08/14/2003;
               Cost $399,088)*<F10>                                    433,052
    975,000    Hutchison Whampoa
               International Ltd.,
               6.25%, 01/24/2014
               (Acquired 11/19/2003
               and 02/08/2005;
               Cost $749,228 and
               $243,019 respectively)*<F10> F<F11>                   1,020,346
  1,000,000    Ingersoll-Rand
               Company Debentures,
               6.39%, 11/15/2027 F<F11>                              1,131,555
    105,000    International Paper
               Company Notes,
               7.63%, 01/15/2007                                       107,044
    650,000    Laboratory Corporation
               of America Holdings,
               5.50%, 02/01/2013                                       652,131
    500,000    Limited Brands, Inc.,
               5.25%, 11/01/2014                                       471,939
    500,000    Marathon Oil
               Corporation Notes,
               5.38%, 06/01/2007                                       502,666
    350,000    Marathon Oil Corporation,
               6.00%, 07/01/2012                                       369,682
    900,000    The May Department
               Stores Company Debentures,
               8.85%, 03/01/2006                                       904,534
  1,000,000    Nextel Communications
               Senior Notes,
               6.88%, 10/31/2013                                     1,043,214
               Northwest Airlines, Inc.:
    497,999    7.25%, 07/02/2014                                        64,740
    230,071    6.26%, 11/20/2021                                       234,169
    700,000    PCCW Capital II Ltd.,
               6.00%, 07/15/2013
               (Acquired 07/10/2003;
               Cost $696,731)*<F10> F<F11>                             715,012
    600,000    Pearson Dollar Finance PLC,
               5.70%, 06/01/2014
               (Acquired 09/28/2005,
               Cost $618,130)*<F10> F<F11>                             606,989
               Qwest Capital Funding, Inc.:
    350,000    7.00%, 08/03/2009                                       353,500
    100,000    7.25%, 02/15/2011                                       101,250
  1,000,000    Reed Elsevier Capital Notes,
               4.63%, 06/15/2012                                       969,133
    500,000    SBC Communications,
               Inc. Notes,
               5.63%, 06/15/2016                                       503,081
    650,000    Sealed Air Corporation
               Senior Notes,
               5.38%, 04/15/2008
               (Acquired 04/09/2003;
               Cost $646,490)*<F10>                                    652,439
    239,199    Southwest Airlines
               Company Pass-Thru
               Certificates,
               7.67%, 01/02/2014                                       249,290
               TCI Communications,
               Inc. Debentures:
    325,000    7.88%, 08/01/2013                                       367,336
    300,000    8.75%, 08/01/2015                                       363,508
  1,360,000    Telecom Italia Capital,
               4.95%, 09/30/2014 F<F11>                              1,298,920
    200,000    Tele-Communications,
               Inc. Debentures,
               9.80%, 02/01/2012                                       241,279
               Telus Corporation Notes,
    380,000    7.50%, 06/01/2007 F<F11>                                392,401
    838,000    Time Warner Companies
               Inc. Debentures,
               9.13%, 01/15/2013                                       991,837
    275,000    Tribune Company,
               5.25%, 08/15/2015                                       262,011
               Tyco International
               Group S.A.: F<F11>
    700,000    6.38%, 02/15/2006                                       701,143
    400,000    6.38%, 10/15/2011                                       415,438
    650,000    6.00%, 11/15/2013                                       663,966
    257,967    Union Pacific Corporation
               Pass Thru Certificates,
               8.66%, 07/02/2011                                       276,371
               United AirLines, Inc.
               Pass Thru Certificates:
    245,275    7.76%, 10/01/2005                                       146,302
    854,505    6.20%, 09/01/2008                                       837,716
    300,000    10.02%, 03/22/2014 @<F8>,^<F9>                          197,688
  1,000,000    Viacom, Inc.,
               7.70%, 07/30/2010                                     1,079,405
    160,000    Weyerhaeuser
               Company Notes,
               5.95%, 11/01/2008                                       163,232
    500,000    Willamette Industries,
               Inc. Notes,
               6.60%, 06/05/2012                                       523,669
    325,000    Yosemite Securities Trust I,
               8.25%, 11/15/2004
               (Acquired 04/26/2001,
               Cost $325,000)*<F10>,@<F8>,^<F9>                        184,438
                                                                  ------------
                                                                    36,403,389
                                                                  ------------

UTILITIES - 5.8%
    300,000    Baltimore Gas & Electric
               Company Notes,
               5.25%, 12/15/2006                                       300,784
  1,000,000    Dominion Resources Inc.,
               Series C,
               5.15%, 07/15/2015                                       968,822
    800,000    Duke Capital LLC Notes,
               5.67%, 08/15/2014                                       806,818
    300,000    Edison Mission Energy
               Senior Notes,
               9.88%, 04/15/2011                                       349,875
    600,000    Energy Transfer Partners,
               5.65%, 08/01/2012
               (Acquired 08/10/2005 and
               07/26/2005, Cost $99,249
               and $499,485)*<F10>                                     593,122
    300,000    Exelon Corporation
               Senior Notes,
               6.75%, 05/01/2011                                       319,386
    464,563    Kiowa Power Partners LLC,
               4.81%, 12/30/2013
               (Acquired 11/19/2004;
               Cost $464,563)*<F10>                                    449,683
    300,000    Korea Electric Power
               Corporation,
               6.75%, 08/01/2027 F<F11>                                334,965
    800,000    MidAmerican Energy
               Holdings Company
               Senior Notes,
               4.63%, 10/01/2007                                       794,218
    325,000    National Rural Utilities
               Cooperative Finance
               Collateral Trust,
               3.88%, 02/15/2008                                       318,001
    925,000    National Rural Utilities
               Cooperative Finance
               Corporation Notes,
               5.75%, 08/28/2009                                       949,764
    800,000    ONEOK, Inc. Senior Notes,
               7.13%, 04/15/2011                                       864,952
    800,000    Pacific Gas and Electric
               Company 1st Mortgage,
               4.80%, 03/01/2014                                       779,622
  1,000,000    Pepco Holdings, Inc. Notes,
               3.75%, 02/15/2006                                       998,751
    300,000    PPL Energy Supply, LLC
               Senior Notes,
               6.40%, 11/01/2011                                       316,211
    175,000    PSE&G Energy Holdings
               LLC Senior Notes,
               8.50%, 06/15/2011                                       187,250
               PSE&G Power LLC:
    275,000    7.75%, 04/15/2011                                       304,475
    400,000    5.00%, 04/01/2014                                       385,934
    841,866    RGS (I&M) Funding
               Corporation Debentures,
               9.82%, 12/07/2022                                     1,080,240
    500,000    System Energy Resources
               1st Mortgage,
               4.88%, 10/01/2007                                       496,472
    350,000    Tristate Gen & Trans Assn,
               Series 2003, 6.04%,
               01/31/2018
               (Acquired 10/14/2003;
               Cost $350,000)*<F10>                                    360,357
    900,000    Vectren Utility Holdings,
               6.63%, 12/01/2011                                       964,112
    600,000    The Williams Companies,
               Inc. Notes,
               8.13%, 03/15/2012                                       654,000
                                                                  ------------
                                                                    13,577,814
                                                                  ------------

MORTGAGE-BACKED SECURITIES - 14.7%
               Bank of America
               Alternative Loan Trust:
    495,402    Series 2003-11, Class 4A1,
               4.75%, 01/25/2019                                       482,243
  1,905,816    Series 2004-11, Class 4A1,
               5.50%, 12/25/2019                                     1,908,198
               Citicorp Mortgage
               Securities, Inc.:
  1,704,844    5.50%, 10/25/2014                                     1,700,766
  1,699,802    5.50%, 06/25/2034                                     1,670,592
  2,146,464    Countrywide Alternative
               Loan Trust Series
               2005-50CB, Class 4A1,
               5.00%, 11/25/2020                                     2,124,527
  2,000,000    Countrywide Home
               Loans, Inc.,
               Series 2003-18, Class A3,
               5.25%, 07/25/2033                                     1,993,788
    231,715    Deutsche Mortgage
               Securities, Inc.,
               Series 2004-1, Class 3A3,
               3.69%, 09/25/2033                                       230,922
     76,990    Federal Gold Loan
               Mortgage (FGLMC)
               Pass Thru Certificate,
               6.00%, 07/01/2028                                        78,011
               Federal Home Loan
               Mortgage Corporation
               (FHLMC):
  1,992,930    Series 3033, Class LU,
               5.50%, 03/15/2013                                     2,022,660
  1,350,000    Series 2592, Class PD,
               5.00%, 07/15/2014                                     1,348,902
  1,522,421    Series 2695, Class UA,
               5.50%, 09/15/2014                                     1,534,123
    871,150    Series R001, Class AE,
               4.38%, 04/15/2015                                       851,885
  2,323,167    Series R003, Class VA,
               5.50%, 08/15/2016                                     2,344,463
     32,737    Series 1094, Class K,
               7.00%, 06/15/2021                                        32,726
     19,103    Series 1101, Class M,
               6.95%, 07/15/2021                                        19,104
    181,226    Series 1136, Class H,
               6.00%, 09/15/2021                                       180,912
     74,285    Series 1280, Class B,
               6.00%, 04/15/2022                                        74,156
     79,024    Series 1395, Class G,
               6.00%, 10/15/2022                                        79,057
    350,185    Series 2531, Class N,
               4.00%, 07/15/2027                                       346,328
               Federal National Mortgage
               Association (FNMA):
  1,000,000    Series 2002-73, Class OC,
               5.00%, 04/25/2014                                       998,760
  1,500,000    Series 2003-24, Class PC,
               5.00%, 11/25/2015                                     1,495,544
    400,000    Series 2002-94, Class BG,
               5.00%, 04/25/2016                                       399,062
    312,220    Series 1991-137, Class H,
               7.00%, 10/25/2021                                       324,593
    196,164    Series 1992-136, Class PK,
               6.00%, 08/25/2022                                       199,556
    133,149    Series 1993-32, Class H,
               6.00%, 03/25/2023                                       133,846
  1,173,122    Series 2002-95, Class MD,
               5.00%, 07/25/2026                                     1,169,962
  1,134,180    Series 2002-77, Class QP,
               5.00%, 09/25/2026                                     1,131,141
    194,118    Series 2003-25, Class PC,
               4.50%, 02/25/2027                                       192,997
     47,188    Series 1998-66, Class C,
               6.00%, 12/25/2028                                        47,482
               GMAC Mortgage
               Corporation Loan Trust:
  1,900,000    4.39%, 12/25/2025                                     1,884,133
  1,611,855    5.50%, 09/25/2034                                     1,603,557
               Government National
               Mortgage Association
               (GNMA):
    535,509    5.50%, 03/16/2013                                       539,866
  1,267,906    4.00%, 02/16/2028                                     1,258,255
    672,892    6.00%, 02/20/2029                                       675,952
    920,276    IMPAC Secured Asset
               Corporation,
               Series 2004-2, Class A3,
               5.00%, 08/25/2034                                       916,367
    765,435    Master Alternative Loans
               Trust, Series 2004-3,
               Class 1A1,
               5.00%, 03/25/2019                                       753,956
    861,421    Salomon Brothers Mortgage
               Securities VII,
               Series 2003-UP2, Class A2,
               4.00%, 06/25/2033                                       832,218
  1,001,755    Washington Mutual,
               Series 2004-CB4, Class 21A,
               5.50%, 12/25/2019                                     1,003,933
                                                                  ------------
                                                                    34,584,543
                                                                  ------------

INTERNATIONAL (U.S. $ DOMINATED) - 1.9%
               Corp Andina De Fomento
    275,000    Notes,
               7.38%, 01/18/2011 F<F11>                                301,756
               Korea Development
               Bank Notes: F<F11>
    450,000    4.25%, 11/13/2007                                       443,987
    350,000    4.63%, 09/16/2010                                       343,008
    700,000    Landesbank Baden-
               Wurttemgerg
               Subordinated Notes,
               6.35%, 04/01/2012 F<F11>                                763,717
    350,000    National Bank of Hungary
               Yankee Debentures,
               8.88%, 11/01/2013 F<F11>                                442,691
               PEMEX Project Funding
               Master Trust: F<F11>
    275,000    6.13%, 08/15/2008                                       280,500
  1,625,000    9.13%, 10/13/2010                                     1,870,375
                                                                  ------------
                                                                     4,446,034
                                                                  ------------

MUNICIPAL BONDS - 0.9%
               Tobacco Settlement
               Financing Corporation:
    350,000    Series 2001-A, Class A,
               5.92%, 06/01/2012                                       347,837
    868,552    Series 2001-A, Class A,
               6.36%, 05/15/2025                                       875,214
  1,046,000    Toll Road Inv. Part II,
               0.00%, 02/15/2011
               (Acquired 09/28/2004;
               Cost $782,046)*<F10>,^<F9>                              807,976
                                                                  ------------
                                                                     2,031,027
                                                                  ------------

U.S. GOVERNMENT AGENCY ISSUES - 20.3%
 25,650,000    Federal Home Loan Mortgage
               Corporation (FHLMC):
               4.13%, 07/12/2010                                    25,012,649
 20,875,000    Federal National Mortgage
               Association (FNMA):
               7.25%, 01/15/2010                                    22,745,003
                                                                  ------------
                                                                    47,757,652
                                                                  ------------

U.S. TREASURY OBLIGATIONS - 11.9%
               U.S. Treasury Bonds:
    350,000    9.88%, 11/15/2015                                       500,035
 15,575,000    9.25%, 02/15/2016                                    21,584,147
  5,475,000    U.S. Treasury Note:
               6.00%, 08/15/2009                                     5,770,135
                                                                  ------------
                                                                    27,854,317
                                                                  ------------
               Total Long-Term
               Investments
               (Cost $229,600,026)                                 227,413,181
                                                                  ------------

Shares
------

SHORT-TERM INVESTMENTS - 4.3%

MONEY MARKET FUNDS - 4.3%
  9,373,571    Investment Company
               Cash Reserve Portfolio -
               AIM Fund                                              9,373,571
    587,759    Short-Term Investment
               Trust Prime Portfolio -
               AIM Fund                                                587,759
                                                                  ------------
               Total Short-Term
               Investments
               (Cost $9,961,330)                                     9,961,330
                                                                  ------------
               Total Investments
               (Cost $239,561,356) -
               101.2%                                              237,374,511
                                                                  ------------
               Liabilities in Excess of
               Other Assets - (1.2)%                                (2,744,045)
                                                                  ------------
               TOTAL NET
               ASSETS - 100.0%                                    $234,630,466
                                                                  ------------
                                                                  ------------

  @<F8>   Security Default
  ^<F9>   Non-Income Producing Security
 *<F10>   Unregistered Security
 F<F11>   Foreign Security

                     See notes to the financial statements

BAIRD AGGREGATE BOND FUND
DECEMBER 31, 2005

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The Fund outperformed the Index in 2005, although absolute returns were modest. Helping the Fund's relative performance were the following factors:

     o The Fund's overall portfolio structure (designed to underweight 2-year, 7 to 10-year and 30-year maturities and overweight 4 to 5-year, 11-year and 20-year maturities), which benefited from flattening in the yield curve;

     o The Fund's significant exposure to asset-backed securities compared to the Index; and

     o  Strong performance of individual corporate issues owned by the Fund.

The Fund's overweighting of BBB-rated corporate bonds relative to the benchmark and exposure to individual issues in the auto and media sectors detracted from relative performance in 2005. An underweighting of mortgage pass-through securities versus the Index also detracted from the Fund's relative performance. The Fund maintained its duration-neutral strategy vis-a-vis the Index, holding a broadly diversified portfolio of over 270 securities at year end.

The Fund ended 2005 with a yield advantage versus the Index. This yield advantage, combined with exposure to specific sectors which we believe have superior total return potential (asset-backed securities, government agency issues and issues in the auto and media sectors), should enhance the Fund's prospects of continuing to add value over its benchmark in the coming year.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F12>

                    U.S. Treasury                        12%
                    U.S. Gov't Agency                    34%
                    AAA                                  26%
                    AA                                    3%
                    A                                     9%
                    BBB                                  14%
                    Below BBB                             2%

                            SECTOR WEIGHTINGS*<F12>

                    Asset-Backed                         10%
                    Commercial Mortgage-Backed            2%
                    Financials                           12%
                    Industrials                          10%
                    Utilities                             4%
                    Mortgage-Backed                      31%
                    International                         1%
                    U.S. Gov't Agency                    13%
                    U.S. Treasuries                      12%
                    Cash                                  5%

NET ASSETS:                                          $228,422,325
SEC 30-DAY YIELD:**<F13>
Institutional Class:                                        4.89%
Investor Class:                                             4.67%
AVERAGE DURATION:                                      4.57 years
AVERAGE MATURITY:                                      7.54 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                        0.30%
Investor Class:                                             0.55%***<F14>
PORTFOLIO TURNOVER RATIO:****<F15>                          46.0%
TOTAL NUMBER OF HOLDINGS:                                     275

    *<F12> Percentages shown are based on the Fund's total net assets. **<F13> SEC yields are based on SEC guidelines and are calculated for the
            30 days ended December 31, 2005.
  ***<F14>  Includes 0.25% 12b-1 fee.
 ****<F15>  Not annualized.

BAIRD AGGREGATE BOND FUND

                BAIRD AGGREGATE BOND FUND - INSTITUTIONAL CLASS
                         VALUE OF A $250,000 INVESTMENT

                   Baird Aggregate Bond Fund -      Lehman Brothers Aggregate
     Date          Institutional Class Shares               Bond Index
     ----          --------------------------       -------------------------
   9/29/2000                $250,000                        $250,000
  12/31/2000                $264,448                        $260,514
   6/30/2001                $275,084                        $269,936
  12/31/2001                $286,461                        $282,512
   6/30/2002                $295,106                        $293,222
  12/31/2002                $310,239                        $311,484
   6/30/2003                $328,053                        $323,719
  12/31/2003                $332,520                        $324,268
   6/30/2004                $333,936                        $324,755
  12/31/2004                $350,368                        $338,336
   6/30/2005                $360,526                        $346,843
  12/31/2005                $360,351                        $346,555

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                   BAIRD AGGREGATE BOND FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                   Baird Aggregate Bond Fund -       Lehman Brothers Aggregate
     Date             Investor Class Shares                  Bond Index
     ----          ---------------------------       -------------------------
   9/29/2000                $10,000                            $10,000
  12/31/2000                $10,577                            $10,421
   6/30/2001                $10,985                            $10,797
  12/31/2001                $11,420                            $11,300
   6/30/2002                $11,748                            $11,729
  12/31/2002                $12,343                            $12,459
   6/30/2003                $13,031                            $12,949
  12/31/2003                $13,200                            $12,971
   6/30/2004                $13,269                            $12,990
  12/31/2004                $13,894                            $13,533
   6/30/2005                $14,284                            $13,874
  12/31/2005                $14,247                            $13,862

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD AGGREGATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                           SINCE
For the Periods Ended December 31, 2005                                ONE YEAR      FIVE YEARS      INCEPTION(1)<F16>
---------------------------------------                                --------      ----------      -----------------
Baird Aggregate Bond Fund - Institutional Class Shares                  2.85%          6.38%               7.21%
Baird Aggregate Bond Fund - Investor Class Shares                       2.54%          6.14%               6.97%
Lehman Brothers Aggregate Bond Index(2)<F17>                            2.43%          5.87%               6.42%

(1)<F16> For the period from September 29, 2000 (commencement of operations) through December 31, 2005.
(2)<F17> The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS ON THE LINE GRAPHS AND TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM.

BAIRD AGGREGATE BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2005

 Principal
   Amount                                                             Value
 ---------                                                            -----

LONG-TERM INVESTMENTS 95.5%

ASSET-BACKED SECURITIES - 10.0%
$   225,000    Advanta Business Card
               Master Trust,
               Series 2003-B, Class A,
               2.95%, 12/20/2008                                  $    225,343
    118,987    Advanta Mortgage Loan
               Trust, Series 1999-2,
               6.82%, 04/25/2014                                       119,020
    342,263    Banc One Home
               Equity Trust,
               Series 1999-2, Class A7,
               7.18%, 06/25/2029                                       344,948
    465,723    Bear Stearns Asset Backed
               Securities Trust,
               Series 2003-AC1, Class A1,
               4.10%, 05/25/2033                                       453,974
               CitiFinancial Mortgage
               Securities, Inc.:
      7,227    Series 2003-2, Class AF2,
               2.13%, 05/25/2033                                         7,204
    500,000    Series 2003-2, Class AF3,
               3.04%, 05/25/2033                                       496,853
               Contimortgage Home
               Equity Trust:
    243,193    Series 1999-1, Class A7,
               6.47%, 12/25/2013                                       242,292
     11,001    Series 1997-2, Class A9,
               7.09%, 04/15/2028                                        10,982
    134,807    Series 1999-3, Class A8,
               4.9%, 05/25/2029                                        135,173
               Countrywide Asset-Backed
               Certificates:
  2,000,000    Series 2005-17, Class 1AF2,
               5.36%, 03/25/2030                                     2,001,156
  2,000,000    Series 2004-12, Class AF3,
               4.02%, 12/25/2030                                     1,956,638
  1,500,000    Series 2004-15, Class AF6,
               4.61%, 04/25/2035                                     1,439,488
  1,300,000    Series 2005-1, Class AF6,
               5.03%, 07/25/2035                                     1,283,398
  1,500,000    Series 2005-10, Class AF2,
               4.49%, 02/25/2036                                     1,481,206
               Credit Based Asset
               Servicing and Securities:
  1,000,000    Series 2005-CB1, Class AF4,
               4.62%, 01/25/2035                                       963,569
  2,000,000    Series 2005-CB8, Class AF2,
               5.30%, 12/25/2035                                     2,000,000
    875,000    Daimler Chrysler Master
               Owner Trust,
               Series 2004-A, Class A,
               2.84%, 01/15/2009                                       875,171
     86,679    Equivantage Home
               Equity Loan Trust,
               Series 1996-3, Class A3,
               7.70%, 09/25/2027                                        86,416
               GE Capital Mortgage
               Services, Inc.:
     15,267    Series 1997-H3, Class A6,
               6.72%, 10/25/2027                                        15,221
     30,974    Series 1997-HE4, Class A7,
               6.74%, 12/25/2027                                        30,879
    245,649    Series 1999-HE1, Class A7,
               6.27%, 04/25/2029                                       247,195
               Green Tree Financial
               Corporation:
    319,565    Series 1993-3, Class A7,
               6.40%, 10/15/2018                                       321,460
    265,774    Series 1993-4, Class A5,
               7.05%, 01/15/2019                                       272,035
     13,484    Series 1995-4, Class A5,
               6.95%, 06/15/2025                                        13,666
      6,613    Series 1997-1, Class A5,
               6.86%, 03/15/2028                                         6,802
    276,318    Series 1997-6, Class A8,
               7.07%, 01/15/2029                                       285,447
    380,236    Series 1998-4, Class A5,
               6.18%, 04/01/2030                                       374,543
    420,000    Household Automobile
               Trust, Series 2003-1,
               2.22%, 11/17/2009                                       410,054
     48,435    IMC Home Equity
               Loan Trust,
               Series 1997-5, Class A10,
               6.88%, 11/20/2028                                        48,349
    694,899    New Century Home
               Equity Loan Trust,
               Series 2003-5, Class AI3,
               3.56%, 11/25/2033                                       690,855
    165,440    Oakwood Mortgage
               Investors, Inc.,
               Series 1999-B, Class A3,
               6.45%, 11/15/2017                                       152,405
    750,000    RAAC Series,
               Series 2004-SP1, Class AI2,
               4.38%, 01/25/2022                                       741,751
               Residential Asset Mortgage
               Products, Inc.:
    189,722    Series 2003-RS11, Class AI3,
               3.56%, 08/25/2028                                       189,120
    318,027    Series 2004-RS1, Class AI3,
               3.41%, 06/25/2028                                       316,698
    138,357    Series 2004-RS3,
               Class AI2,
               3.05%, 06/25/2029                                       137,489
  1,035,000    Series 2003-RS7, Class AI6,
               5.34%, 08/25/2033                                     1,032,029
  1,000,000    Series 2005-RS1, Class AI6,
               4.71%, 11/25/2034                                       974,068
               Residential Asset Securities
               Corporation:
  1,000,000    Series 2004-KS7, Class AI2,
               3.51%, 05/25/2024                                       989,881
  1,250,000    Series 2004-KS2, Class AI3,
               3.02%, 05/25/2029                                     1,233,242
    250,000    Series 2003-KS5, Class AI6,
               3.62%, 07/25/2033                                       242,345
               Salomon Brothers Mortgage
               Securities VII,
     15,367    Series 1997-LB6, Class A6,
               6.82%, 12/25/2027                                        15,358
                                                                  ------------
                                                                    22,863,723
                                                                  ------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
  1,200,000    GE Capital Commercial
               Mortgage Corporation,
               Series 2002-3A, Class AR,
               5.00%, 12/10/2037                                     1,194,862
    250,000    GMAC Commercial
               Mortgage Securities, Inc.,
               Series 2003-C1, Class A2,
               4.08%, 05/10/2036                                       235,223
               Government National
               Mortgage Association
               (GNMA):
    850,000    4.49%, 04/16/2023                                       827,072
    800,000    4.66%, 04/16/2029                                       779,139
    550,000    Mach One Trust,
               Series 2004-1A, Class A2,
               4.78%, 05/28/2040
               (Acquired 07/12/2004,
               Cost $555,349)*<F20>                                    542,508
  1,800,000    Wachovia Bank Commercial
               Mortgage Trust,
               Series 2003-C3, Class A2,
               4.87%, 02/15/2035                                     1,772,527
                                                                  ------------
                                                                     5,351,331
                                                                  ------------

FINANCIAL - 11.6%
    600,000    American General Finance
               Corporation Senior Notes,
               8.45%, 10/15/2009                                       666,527
    200,000    AmSouth Bancorporation
               Subordinated Debentures,
               6.75%, 11/01/2025                                       223,048
    275,000    AMVESCAP PLC Notes,
               5.38%, 02/27/2013 F<F21>                                271,008
    447,000    Associates Corporation
               North America
               Subordinated Debentures,
               8.15%, 08/01/2009                                       493,485
    300,000    BAC Capital Trust VI,
               5.63% 03/08/2035                                        295,952
    315,000    Bank of America Corporation
               Subordinated Notes,
               10.20%, 07/15/2015                                      429,408
    400,000    Bank of Oklahoma
               Subordinated Notes,
               7.13%, 08/15/2007                                       413,928
    909,000    Bank One Corporation
               Subordinated Notes,
               10.00%, 08/15/2010                                    1,084,119
    250,000    Beaver Valley Funding
               Corporation Debentures,
               9.00%, 06/01/2017                                       286,767
    325,000    CIT Group Company
               of Canada,
               5.20%, 06/01/2015
               (Acquired 05/25/2005,
               Cost $324,080)*<F20> F<F21>                             321,234
    300,000    CIT Group, Inc.
               Senior Notes,
               7.75%, 04/02/2012                                       340,239
    590,000    Citigroup, Inc.
               Subordinated Notes,
               5.00%, 09/15/2014                                       580,769
  1,081,000    Compass Bank
               Subordinated Notes,
               8.10%, 08/15/2009                                     1,196,110
               Countrywide Home
               Loans Inc.:
    175,000    5.63%, 07/15/2009                                       177,647
    850,000    4.00%, 03/22/2011                                       799,797
    375,000    Credit Suisse First Boston
               USA, Inc. Notes,
               6.13%, 11/15/2011                                       393,653
  1,070,000    Dime Capital Trust,
               9.33%, 05/06/2027                                     1,171,177
    175,000    Dresdner Bank-New York
               Subordinated Debentures,
               7.25%, 09/15/2015                                       200,395
    230,000    First Empire Capital Trust I,
               8.23%, 02/01/2027                                       245,465
    625,000    First Empire Capital Trust II,
               8.28%, 06/01/2027                                       672,389
    696,815    First National Bank
               of Chicago Pass Thru
               Certificates,
               8.08%, 01/05/2018                                       808,974
    675,000    First National Bank of
               Omaha Subordinated Notes,
               7.32%, 12/01/2010                                       711,427
    460,000    First Union Capital,
               7.94%, 01/15/2027                                       488,963
    250,000    FMR Corporation Notes,
               4.75%, 03/01/2013
               (Acquired 02/26/2003,
               Cost $250,583)*<F20>                                    246,236
    875,000    Glencore Funding LLC,
               6.00%, 04/15/2014
               (Acquired 03/31/2004,
               02/02/2005 and 10/31/2005;
               Cost $496,425, $122,281
               and $231,448 respectively)*<F20>                        822,974
    850,000    Goldman Sachs Capital I,
               6.35%, 02/15/2034                                       892,953
    150,000    The Goldman Sachs
               Group, Inc. Notes,
               6.60%, 01/15/2012                                       161,128
    355,000    HSBC Bank PLC
               Subordinated Notes,
               6.95%, 03/15/2011                                       382,842
    900,000    J.P. Morgan Chase &
               Company Notes,
               5.88%, 03/15/2035                                       894,808
               KeyCorp Institution:
    496,000    7.83%, 12/01/2026                                       525,134
    400,000    8.25%, 12/15/2026                                       425,764
    900,000    Kinder Morgan Finance,
               5.70%, 01/05/2016
               (Acquired 12/12/2005,
               Cost $895,104)*<F20>                                    907,780
    565,000    Liberty Mutual Insurance
               Notes, 8.00%, 10/15/2097
               (Acquired 03/26/2003,
               Cost $361,573)*<F20>                                    595,588
    300,000    Marsh & Mclennan
               Companies, Inc.,
               5.38%, 07/15/2014                                       295,267
    400,000    Morgan Stanley
               Subordinated Notes,
               4.75%, 04/01/2014                                       383,627
    600,000    Phoenix Companies,
               6.68%, 02/16/2008                                       605,618
  1,000,000    PNC Financial Services,
               Series C,
               8.88%, 03/15/2027                                     1,083,392
    400,000    Republic New York
               Corporation Subordinated
               Notes, 9.70%, 02/01/2009                                450,453
    700,000    Residential Capital
               Corporation,
               6.88%, 06/30/2015                                       743,810
    350,000    Santander Central
               Hispano Issuances,
               7.63%, 09/14/2010 F<F21>                                387,627
    500,000    SLM Corporation Notes,
               5.63%, 08/01/2033                                       502,301
    200,000    Transamerica Capital II,
               7.65%, 12/01/2026
               (Acquired 10/21/2003,
               Cost $216,762)*<F20>                                    233,810
    275,000    UFJ Bank Ltd/New York
               Subordinated Notes,
               7.40%, 06/15/2011                                       303,666
    225,000    UFJ Finance Aruba AEC,
               6.75%, 07/15/2013 F<F21>                                245,670
    350,000    Union Planters Corporation
               Subordinated Notes,
               7.75%, 03/01/2011                                       394,024
    280,000    Washington Mutual
               Capital I,
               8.38%, 06/01/2027                                       301,734
    200,000    Washington Mutual,
               Inc. Subordinated Notes,
               8.25%, 04/01/2010                                       222,693
  1,534,000    Westdeutsche Landesbank
               Subordinated Notes,
               5.00%, 07/15/2015                                     1,504,794
    750,000    Willis Group NA,
               5.63%, 07/15/2015                                       749,708
                                                                  ------------
                                                                    26,535,882
                                                                  ------------

INDUSTRIAL - 10.2%
    500,000    Alcan, Inc.,
               5.75%, 06/01/2035 F<F21>                                486,835
  1,000,000    Ameritech Capital Funding,
               6.45%, 01/15/2018                                     1,044,353
               AOL Time Warner, Inc.:
  1,100,000    7.63%, 04/15/2031                                     1,225,014
    175,000    7.70%, 05/01/2032                                       196,815
               AT&T Wireless Services,
               Inc. Senior Notes,
    775,000    8.75%, 03/01/2031                                     1,026,734
    441,000    Auburn Hills Trust
               Debentures,
               12.38%, 05/01/2020                                      655,737
    450,000    British Telecom PLC,
               8.88%, 12/15/2030 F<F21>                                602,074
    600,000    Bunge Ltd. Finance
               Corporation Notes,
               5.35%, 04/15/2014                                       593,456
    275,000    Caesars Entertainment
               Senior Notes,
               7.50%, 09/01/2009                                       292,870
    700,000    ConAgra Foods, Inc.
               Subordinated Notes,
               9.75%, 03/01/2021                                       906,299
               Continental Airlines, Inc.
               Pass Thru Certificates:
     51,480    6.80%, 07/02/2007                                        49,117
     77,232    6.54%, 09/15/2008                                        73,358
    173,043    8.31%, 10/02/2012                                       154,806
    497,840    6.90%, 01/02/2018                                       495,845
  1,025,000    Cox Communications Inc.,
               7.13%, 10/01/2012                                     1,098,263
    231,000    Delta Air Lines, Inc.
               Pass Thru Certificates,
               9.50%, 11/18/2008
               (Acquired 11/24/2004,
               Cost $231,000) @<F18> ^<F19> *<F20>                     203,280
    250,000    Deutsche Telekom
               International Finance BV,
               8.75%, 06/15/2030 F<F21>                                317,967
    500,000    Dominion Resources Inc.,
               7.20%, 09/15/2014                                       555,484
    158,146    FedEx Corp.
               Pass Thru Certificates,
               6.85%, 07/15/2020                                       171,171
    475,000    Ford Capital BV
               Debentures,
               9.50%, 06/01/2010                                       397,813
    403,000    Ford Motor Company
               Debentures,
               9.22%, 09/15/2021                                       298,220
               General Motors Acceptance
               Corporation Notes:
    100,000    7.25%, 03/02/2011                                        91,914
    150,000    6.75%, 12/01/2014                                       134,943
    350,000    Halliburton Company Notes,
               5.50%, 10/15/2010                                       357,476
    100,000    Hanson Australia Funding,
               5.25%, 03/15/2013 F<F21>                                 99,131
    500,000    Health Care Service
               Corporation Notes,
               7.75%, 06/15/2011
               (Acquired 06/20/2001 and
               01/26/2005; Cost $199,106
               and $339,319 respectively)*<F20>                        559,625
    275,000    Highmark, Inc. Notes,
               6.80%, 08/15/2013
               (Acquired 08/14/2003,
               Cost $274,373)*<F20>                                    297,723
    625,000    Hutchison Whampoa
               International Ltd.,
               6.25%, 01/24/2014
               (Acquired 06/02/2004 and
               02/08/2005; Cost $335,845
               and $297,024 respectively)*<F20> F<F21>                 654,068
    449,000    ICI North America
               Debentures,
               8.88%, 11/15/2006                                       462,535
    650,000    Knight-Ridder, Inc.,
               5.75%, 09/01/2017                                       551,311
    400,000    Laboratory Corporation
               of America,
               5.63%, 12/15/2015                                       405,303
    100,000    Marathon Oil Corporation,
               6.00%, 07/01/2012                                       105,623
    503,750    The May Department
               Stores Companies Debentures,
               9.75%, 02/15/2021                                       610,893
    444,642    Northwest Airlines, Inc.,
               7.25%, 07/02/2014                                        57,803
     29,967    Northwest Airlines, Inc.
               Pass Thru Certificates,
               Series 1991-C,
               8.13%, 08/01/2015                                         7,192
    320,000    Pactiv Corporation,
               7.95%, 12/15/2025                                       365,393
    400,000    PCCW Capital II Ltd.,
               6.00%, 07/15/2013
               (Acquired 07/10/2003,
               Cost $398,132)*<F20> F<F21>                             408,578
    700,000    Plum Creek Timberlands,
               5.88%, 11/15/2015                                       709,084
               Qwest Capital Funding, Inc.,
    300,000    7.00%, 08/03/2009                                       303,000
    200,000    7.25%, 02/15/2011                                       202,500
    250,000    Sealed Air Corporation
               Senior Notes,
               5.38%, 04/15/2008
               (Acquired 04/09/2003,
               Cost $248,650)*<F20>                                    250,938
               Sprint Capital Corporation:
    125,000    7.63%, 01/30/2011                                       137,841
    200,000    8.75%, 03/15/2032                                       265,416
    680,000    TCI Communications,
               Inc. Debentures,
               7.88%, 08/01/2013                                       768,581
  1,000,000    Telecom Italia Capital,
               4.95%, 09/30/2014 F<F21>                                955,088
               Tyco International
               Group S.A.: F<F21>
    175,000    6.38%, 10/15/2011                                       181,754
    300,000    6.00%, 11/15/2013                                       306,446
               United AirLines, Inc.
               Pass Thru Certificates:
    269,803    7.76%, 04/01/2007 @<F18> ^<F19>                         160,932
    588,659    6.20%, 03/01/2010                                       577,093
    249,712    U.S. Airways
               Pass Thru Certificate,
               Series 1998-1,
               6.85%, 07/30/2019                                       247,478
    350,000    Vale Overseas Limited,
               8.25%, 01/17/2034 F<F21>                                402,938
    675,000    Viacom, Inc.,
               7.70%, 07/30/2010                                       728,598
  1,000,000    Wal-Mart Stores,
               5.25%, 09/01/2035                                       970,676
    175,000    Waste Management
               Inc. Notes,
               7.00%, 10/15/2006                                       177,405
                                                                  ------------
                                                                    23,360,790
                                                                  ------------

UTILITIES - 4.3%
    300,000    Aquila, Inc.,
               7.63%, 11/15/2009                                       306,000
  1,000,000    Duke Capital LLC Notes,
               5.67%, 08/15/2014                                     1,008,523
    250,000    Edison Mission Energy
               Senior Notes,
               9.88%, 04/15/2011                                       291,563
    750,000    Energy Transfer Partners,
               5.65%, 08/01/2012
               (Acquired 08/10/2005,
               Cost $744,368)*<F20>                                    741,403
    300,000    Exelon Corporation
               Senior Notes,
               6.75%, 05/01/2011                                       319,386
    278,737    Kiowa Power Partners LLC,
               4.81%, 12/30/2013
               (Acquired 11/19/2004;
               Cost $278,737)*<F20>                                    269,756
               Korea Electric Power
               Corporation: F<F21>
    100,000    7.75%, 04/01/2013                                       115,365
    365,000    6.75%, 08/01/2027                                       407,540
    750,000    MidAmerican Energy
               Holdings Company
               Senior Notes,
               7.63%, 10/15/2007                                       781,644
    425,000    ONEOK, Inc.
               Senior Notes,
               7.13%, 04/15/2011                                       459,506
    850,000    Pacific Gas &
               Electric Company,
               6.05%, 03/01/2034                                       879,715
    300,000    PPL Energy Supply, LLC
               Senior Notes,
               6.40%, 11/01/2011                                       316,211
    175,000    PSE&G Energy Holdings
               LLC Senior Notes,
               8.50%, 06/15/2011                                       187,250
               PSE&G Power LLC:
    250,000    7.75%, 04/15/2011                                       276,795
    350,000    5.00%, 04/01/2014                                       337,692
    544,737    RGS (I&M) Funding
               Corporation Debentures,
               9.82%, 12/07/2022                                       698,979
  1,000,000    System Energy Resources
               1st Mortgage,
               4.88%, 10/01/2007                                       992,945
    200,000    Tristate Gen & Trans
               Assn, Series 2003,
               6.04%, 01/31/2018
               (Acquired 10/14/2003;
               Cost $200,000)*<F20>                                    205,918
    500,000    Vectren Utility Holdings,
               6.63%, 12/01/2011                                       535,618
    550,000    The Williams Companies,
               Inc. Notes,
               8.13%, 03/15/2012                                       599,500
                                                                  ------------
                                                                     9,731,309
                                                                  ------------

MORTGAGE-BACKED SECURITIES - 30.5%
               Bank of America
               Alternative Loan Trust:
    870,520    Series 2003-4, Class 2A1,
               5.00%, 06/25/2018                                       860,797
  1,143,235    Series 2003-11, Class 4A1,
               4.75%, 01/25/2019                                     1,112,868
    828,616    Series 2004-11, Class 4A1,
               5.50%, 12/25/2019                                       829,651
  1,453,382    Series 2005-2, Class 4A1,
               5.500, 03/25/2020                                     1,453,442
  1,698,937    Series 2005-2, Class 1CB2,
               5.50%, 03/25/2035                                     1,692,410
  1,659,584    Series 2005-9, Class 1CB3,
               5.50%, 10/25/2035                                     1,654,855
    992,031    Series 2005-11, Class 1CB4,
               5.50%, 12/25/2035                                       989,628
  1,293,539    Chase Mortgage
               Finance Corporation,
               Series 2003-S13, Class A11,
               5.50%, 11/25/2033                                     1,291,061
    887,430    Citicorp Mortgage
               Securities, Inc.,
               Series 2004-3, Class A2,
               5.25%, 05/25/2034                                       880,032
  1,500,000    Countrywide Alternative
               Loan Trust, Series
               2005-10CB, Class 1A6,
               5.50%, 05/25/2035                                     1,484,067
  1,159,679    Countrywide Home
               Loans, Inc.,
               Series 2003-39, Class A5,
               5.00%, 05/25/2012                                     1,146,806
  1,801,396    CS First Boston Mortgage
               Securities Corporation,
               Series 2004-4, Class 2A5,
               5.50%, 06/25/2015                                     1,797,829
     45,434    Deutsche Mortgage
               Securities, Inc.,
               Series 2004-1, Class 3A3,
               3.69%, 09/25/2033                                        45,279
  1,794,136    Federal Gold Loan Mortgage
               Corporation (FGLMC),
               6.50%, 06/01/2029                                     1,845,514
               Federal Home
               Loan Mortgage
               Corporation (FHLMC):
    399,356    6.50%, 07/01/2014                                       410,282
    299,528    6.00%, 05/01/2017                                       305,761
  1,073,109    5.50%, 11/01/2022                                     1,074,214
    944,955    5.50%, 07/01/2023                                       945,713
    613,197    Series 2695, Class UA,
               5.50%, 09/15/2014                                       617,911
    871,150    Series R001, Class AE,
               4.38%, 04/15/2015                                       851,885
  1,122,859    Series 2539, Class QB,
               5.00%, 09/15/2015                                     1,121,978
    866,216    Series 2857, Class VA,
               5.00%, 09/15/2015                                       859,227
  1,977,164    Series R003, Class VA,
               5.50%, 08/15/2016                                     1,995,288
    250,000    Series 2533, Class PC,
               5.00%, 10/15/2017                                       249,988
    348,930    Series 206, Class E,
               0.00%, 07/15/2019                                       345,907
    235,387    Series 141, Class D,
               5.00%, 05/15/2021                                       234,738
    147,849    Series 1074, Class I,
               6.75%, 05/15/2021                                       147,594
    210,707    Series 1081, Class K,
               7.00%, 05/15/2021                                       210,649
     81,493    Series 1101, Class M,
               6.95%, 07/15/2021                                        81,496
    151,129    Series 163, Class F,
               6.00%, 07/15/2021                                       150,766
    298,881    Series 188, Class H,
               7.00%, 09/15/2021                                       298,161
    155,547    Series 1286, Class A,
               6.00%, 05/15/2022                                       155,277
    157,583    Series 2531, Class N,
               4.00%, 07/15/2027                                       155,848
    132,722    Series 2141, Class N,
               5.55%, 11/15/2027                                       133,292
    575,000    Series 2664, Class LG,
               5.50%, 07/15/2028                                       577,534
               Federal National Mortgage
               Association (FNMA):
  1,915,140    5.50%, 07/01/2015                                     1,932,719
    705,402    5.50%, 12/01/2016                                       710,573
    626,081    5.00%, 10/01/2017                                       620,381
    699,322    5.00%, 11/01/2017                                       692,956
  1,084,462    5.00%, 12/01/2017                                     1,074,589
  3,220,189    5.00%, 02/01/2018                                     3,190,873
    589,040    5.00%, 06/01/2018                                       583,815
    780,669    5.00%, 10/01/2018                                       773,439
  1,108,626    5.50%, 01/01/2023                                     1,109,180
  1,020,250    5.50%, 07/01/2023                                     1,020,452
    184,000    5.00%, 10/01/2023                                       180,086
    315,518    5.50%, 01/01/2032                                       313,352
  1,051,362    5.50%, 07/01/2033                                     1,043,652
    665,559    5.00%, 11/01/2033                                       647,203
  1,571,188    5.50%, 02/01/2035                                     1,557,307
  1,150,836    5.50%, 02/01/2035                                     1,140,669
  1,135,223    5.50%, 03/01/2035                                     1,124,343
  1,000,000    Series 2002-73, Class OC,
               5.00%, 04/25/2014                                       998,760
  1,175,000    Series 2002-82, Class XC,
               5.00%, 05/25/2014                                     1,173,484
    525,000    Series 2003-4, Class PC,
               5.00%, 12/25/2014                                       524,009
    260,897    Series 2002-70, Class PL,
               5.00%, 04/25/2015                                       260,498
  1,000,000    Series 2003-27, Class OJ,
               5.00%, 07/25/2015                                       997,032
  1,150,000    Series 2002-94, Class MC,
               5.00%, 08/25/2015                                     1,146,834
    500,000    Series 2003-24, Class PC,
               5.00%, 11/25/2015                                       498,515
  2,000,000    Series 2002-74, Class TD,
               5.00%, 12/25/2015                                     1,991,484
  1,000,000    Series 2003-18, Class GB,
               5.00%, 03/25/2016                                       997,921
    144,037    Series 2002-56, Class MC,
               5.50%, 09/25/2017                                       145,545
     91,526    Series 1989-37, Class G,
               8.00%, 07/25/2019                                        96,218
    130,766    Series 1989-94, Class G,
               7.50%, 12/25/2019                                       137,154
     34,380    Series 1990-58, Class J,
               7.00%, 05/25/2020                                        35,713
    150,643    Series 1990-105, Class J,
               6.50%, 09/25/2020                                       151,457
     56,517    Series 1990-105, Class G,
               7.00%, 09/25/2020                                        57,916
     52,965    Series 1991-1, Class G,
               7.00%, 01/25/2021                                        54,464
    129,380    Series 1991-86, Class Z,
               6.50%, 07/25/2021                                       130,810
    462,369    Series 2003-28, Class KA,
               4.25%, 03/25/2022                                       440,360
     55,973    Series G92-30, Class Z,
               7.00%, 06/25/2022                                        57,913
     93,306    Series 1992-150, Class MA,
               5.50%, 09/25/2022                                        92,447
    161,861    Series 1993-58, Class H,
               5.50%, 04/25/2023                                       162,856
  1,125,000    Series 2003-17, Class QR,
               4.50%, 11/25/2025                                     1,117,683
  1,190,796    Series 2003-31, Class KG,
               4.50%, 12/25/2028                                     1,189,004
    195,831    Series 1998-66, Class C,
               6.00%, 12/25/2028                                       197,048
    152,539    Series 2003-44, Class AB,
               3.75%, 05/25/2033                                       144,724
  1,907,029    First Horizon Alternative
               Mortgage Securities,
               Series 2005-FA7, Class 2A1,
               5.00%, 09/25/2020                                     1,887,693
    400,000    GMAC Mortgage
               Corporation Loan Trust:
               Series 2004-GH1,
               4.39%, 12/25/2025                                       396,659
               Government National
               Mortgage Association
               (GNMA):
     77,697    4.00%, 02/16/2026                                        77,224
    126,475    6.00%, 09/16/2028                                       126,364
     98,844    6.00%, 12/20/2028                                       101,159
    803,189    6.00%, 11/20/2033                                       821,583
    152,562    Impac CMB Trust,
               Series 2004-4, Class 2A2,
               5.25%, 09/25/2034                                       150,653
  1,423,547    Master Alternative
               Loans Trust,
               Series 2003-5, Class 6A1,
               6.00%, 08/25/2033                                     1,417,709
  1,006,027    Residential Accredit
               Loans, Inc.,
               Series 2004-QS6, Class A1,
               5.00%, 05/25/2019                                       991,728
    800,000    Residential Funding
               Mortgage Security I,
               Series 2003-S11, Class A2,
               4.00%, 06/25/2018                                       746,590
    287,140    Salomon Brothers Mortgage
               Securities VII,
               Series 2003-UP2, Class A2,
               4.00%, 06/25/2033                                       277,406
               Structured Asset Securities
               Corporation:
  1,500,000    Series 2004-11XS,
               Class 1A3A,
               4.76%, 06/25/2034                                     1,494,503
     90,050    Series 2004-16XS,
               Class A2, 4.91%,
               08/25/2034                                               89,736
  1,204,506    Washington Mutual, Inc.
               Pass-Thru Certificates,
               5.00%, 06/25/2019                                     1,190,658
  1,327,325    Series 2004-CB4,
               Class 21A, 5.50%,
               12/25/2019                                            1,330,212
                                                                  ------------
                                                                    69,623,063
                                                                  ------------

INTERNATIONAL (U.S. $ DOMINATED) - 0.9%
     50,000    Corp Andina De
               Fomento Notes,
               7.38%, 01/18/2011 F<F21>                                 54,865
    175,000    Landesbank Baden-
               Wurttemgerg
               Subordinated Notes,
               6.35%, 04/01/2012 F<F21>                                190,929
               PEMEX Project Funding
               Master Trust: F<F21>
     75,000    6.13%, 08/15/2008                                        76,500
    450,000    9.13%, 10/13/2010                                       517,950
               United Mexican
               States Notes: F<F21>
    150,000    9.88%, 02/01/2010                                       175,950
    400,000    7.50%, 04/08/2033                                       473,600
    510,000    National Bank of Hungary
               Yankee Debentures,
               8.88%, 11/01/2013                                       645,064
                                                                  ------------
                                                                     2,134,858
                                                                  ------------

MUNICIPAL BONDS - 0.4%
               Tobacco Settlement
               Financing Corporation:
    180,000    Series 2001-A,
               5.92%, 06/01/2012                                       178,888
    667,896    Series 2001-A,
               6.36%, 05/15/2025                                       673,019
                                                                  ------------
                                                                       851,907
                                                                  ------------

U.S. GOVERNMENT AGENCY ISSUES - 13.2%
 27,600,000    Federal National Mortgage
               Association (FNMA),
               7.25%, 01/15/2010                                    30,072,435
                                                                  ------------
                                                                    30,072,435
                                                                  ------------

U.S. TREASURY OBLIGATIONS - 12.1%
               U.S. Treasury Bonds:
  4,175,000    9.25%, 02/15/2016                                     5,785,799
 18,200,000    6.25%, 08/15/2023                                    21,733,366
                                                                  ------------
                                                                    27,519,165
                                                                  ------------
               Total Long-Term
               Investments
               (Cost $218,631,188)                                 218,044,463
                                                                  ------------

Shares
------

SHORT-TERM INVESTMENTS - 3.6%

MONEY MARKET FUNDS - 3.6%
  8,308,157    Investment Company
               Cash Reserve Portfolio -
               AIM Fund                                              8,308,157
                                                                  ------------
               Total Short-Term
               Investments
               (Cost $8,308,157)                                     8,308,157
                                                                  ------------
               Total Investments
               (Cost $226,939,345) -
               99.1%                                               226,352,620
                                                                  ------------
               Other Assets in Excess
               of Liabilities - 0.9%                                 2,069,705
                                                                  ------------
               TOTAL NET
               ASSETS - 100.0%                                    $228,422,325
                                                                  ------------
                                                                  ------------

 @<F18>   Security in Default
 ^<F19>   Non Income Producing
 *<F20>   Unregistered Security
 F<F21>   Foreign Securities

                     See notes to the financial statements

BAIRD INTERMEDIATE MUNICIPAL BOND FUND
DECEMBER 31, 2005

The Baird Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax. A secondary objective is to provide total return with relatively low volatility of principal.

The Fund generated positive results in 2005 despite the increase in short and intermediate-term interest rates. The Fund's relative performance fell short of the Lehman Brothers 7-Year and 10-Year General Obligation Bond Indices. The Fund's minimal exposure to shorter maturities helped the Fund's relative performance while the Fund's limited exposure to issues longer than ten years in maturity detracted from relative performance. The average maturity of the bonds in the Fund's portfolio at December 31, 2005 was 5.82 years, compared to 9.8 years for the Lehman Brothers 10-Year General Obligation Bond Index and 6.9 years for the Lehman Brothers 7-Year General Obligation Bond Index. The Fund's focus on high quality, pre-refunded issues also detracted from performance to some degree when compared to both indices, as heavy new issuance limited relative returns in this sector. The Lehman Brothers 7-Year and 10-Year General Obligation Bond Indices do not include any pre-refunded or escrowed-to-maturity bonds. With yield spreads on lower quality issues relatively tight by historical standards, we continue to emphasize high quality, intermediate holdings in the Fund. The Fund held a diversified portfolio of 50 municipal bonds across various states at year-end. A December 31, 2005 summary of the Fund's portfolio characteristics including quality distribution and sector allocation appears below.

Please note that we are comparing the Fund's 2005 performance to that of the Lehman Brothers 7-Year General Obligation Bond Index, reflecting a decision to make a change in our benchmark. Beginning in 2006, the benchmark to which the Fund will compare its performance is the Lehman Brothers 7-Year General Obligation Bond Index rather than the Lehman Brothers 10-Year General Obligation Bond Index. The Lehman Brothers 7-Year General Obligation Bond Index is an unmanaged, market value weighted index of investment grade state and local general obligation bonds with a maturity of six to eight years. This 7-Year Index is identical in all material respects to the 10-Year Index, except with regard to the maturity of the bonds in the index. We have selected the Lehman Brothers 7-Year General Obligation Bond Index as the Fund's new benchmark because the maturities of the bonds in that index are closer to the historical and expected average maturities of the bonds held by the Fund than are the maturities of the bonds in the 10-Year Index, which are on the long side of the intermediate spectrum.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F22>

                    AAA                                  95%
                    AA                                    4%
                    BBB                                   1%

                            SECTOR WEIGHTINGS*<F22>

                    Pre-refunded ETM                     71%
                    Insured                              22%
                    General Obligation                    4%
                    Cash                                  2%
                    Revenue                               1%

NET ASSETS:                                           $55,323,514
SEC 30-DAY YIELD:**<F23>
Institutional Class:                                        3.80%
Investor Class:                                             3.57%
AVERAGE DURATION:                                      4.84 years
AVERAGE MATURITY:                                      5.82 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                        0.30%
Investor Class:                                             0.55%***<F24>
PORTFOLIO TURNOVER RATIO:****<F25>                          13.7%
TOTAL NUMBER OF HOLDINGS:                                      50

    *<F22> Percentages shown are based on the Fund's total net assets. **<F23> SEC yields are based on SEC guidelines and are calculated for the
            30 days ended December 31, 2005.
  ***<F24>  Includes 0.25% 12b-1 fee.
 ****<F25>  Not annualized.

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

                    BAIRD INTERMEDIATE MUNICIPAL BOND FUND -
                              INSTITUTIONAL CLASS
                         VALUE OF A $250,000 INVESTMENT

                  Baird Intermediate      Lehman Brothers     Lehman Brothers
                    Municipal Bond        10-Year General      7-Year General
                 Fund - Institutional        Obligation          Obligation
     Date            Class Shares            Bond Index            Index
     ----        --------------------     ---------------     ---------------
   3/30/2001           $250,000               $250,000            $250,000
   6/30/2001           $255,511               $250,675            $251,525
  12/31/2001           $262,544               $255,106            $255,876
   6/30/2002           $275,570               $268,754            $269,335
  12/31/2002           $290,693               $281,322            $281,429
   6/30/2003           $302,139               $294,597            $292,827
  12/31/2003           $304,973               $297,785            $297,131
   6/30/2004           $300,175               $296,147            $295,081
  12/31/2004           $313,163               $311,064            $309,923
   6/30/2005           $317,383               $319,401            $315,099
  12/31/2005           $317,314               $319,587            $315,540

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (3/30/01), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                    BAIRD INTERMEDIATE MUNICIPAL BOND FUND -
                                 INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                  Baird Intermediate      Lehman Brothers     Lehman Brothers
                    Municipal Bond        10-Year General      7-Year General
                    Fund - Investor          Obligation          Obligation
     Date            Class Shares            Bond Index            Index
     ----         ------------------      ---------------      --------------
   3/30/2001            $10,000               $10,000             $10,000
   6/30/2001            $10,217               $10,027             $10,061
  12/31/2001            $10,474               $10,204             $10,235
   6/30/2002            $10,980               $10,750             $10,773
  12/31/2002            $11,569               $11,253             $11,257
   6/30/2003            $12,007               $11,784             $11,713
  12/31/2003            $12,111               $11,912             $11,885
   6/30/2004            $11,911               $11,846             $11,803
  12/31/2004            $12,402               $12,443             $12,397
   6/30/2005            $12,560               $12,776             $12,604
  12/31/2005            $12,542               $12,784             $12,622

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (3/30/01), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2005                                          ONE YEAR         SINCE INCEPTION(1)<F26>
---------------------------------------                                          --------         -----------------------
Baird Intermediate Municipal Bond Fund - Institutional Class Shares               1.33%                    5.14%
Baird Intermediate Municipal Bond Fund - Investor Class Shares                    1.13%                    4.88%
Lehman Brothers 7-Year General Obligation Bond Index(2)<F27>                      1.81%                    4.85%
Lehman Brothers 10-Year General Obligation Bond Index(3)<F28>                     2.74%                    5.76%

(1)<F26> For the period from March 30, 2001 (commencement of operations) through December 31, 2005.
(2)<F27> The Lehman Brothers 7-Year General Obligation Bond Index is an unmanaged, market value weighted index comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of at least $5 million, have been issued within the last five years and have a maturity of six to eight years. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible. The Lehman Brothers 7-Year General Obligation Bond Index has been selected to replace the Lehman Brothers 10-Year General Obligation Bond Index as the Fund's benchmark because the average maturity of the bonds owned by the Fund are closer to the maturity of the bonds in the Lehman Brothers 7-Year General Obligation Bond Index (6-8 years) than the maturity of the bonds in the Lehman Brothers 10-Year General Obligation Bond Index (8-12 years).
(3)<F28> The Lehman Brothers 10-Year General Obligation Bond Index is an unmanaged, market value weighted index of bond prices compiled by Lehman Brothers. The index is comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of at least $5 million, have been issued within the last five years, and have a maturity of eight to twelve years. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS IN THE LINE GRAPHS AND TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM.

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2005

 Principal
  Amount                                                              Value
 ---------                                                            -----

MUNICIPAL BONDS - 95.6%

ALABAMA - 0.9%
 $  460,000    Mobile Alabama, 6.20%,
               02/15/2007 (ETM)                                    $   471,978
                                                                   -----------

ARKANSAS - 1.3%
    690,000    Springdale Arkansas Sales
               & Use Tax Revenue,
               4.00%, 07/01/2016
               (MBIA Insured)                                          691,835
                                                                   -----------

CALIFORNIA - 1.8%
    500,000    Golden State Tobacco
               Securitization Corporation,
               6.25%, 06/01/2033                                       543,760
    400,000    Santa Rosa California
               Hospital Revenue, 10.30%,
               03/01/2011 (ETM)                                        471,272
                                                                   -----------
                                                                     1,015,032
                                                                   -----------

COLORADO - 4.9%
  2,000,000    Adams County Colorado
               Single Family Mortgage
               Revenue, 8.88%,
               08/01/2012 (Pre-refunded
               to 08-01-2012)                                        2,578,580
    110,000    Colorado Springs Colorado
               Utilities Revenue,
               5.80%, 11/15/2010 (ETM)                                 116,438
                                                                   -----------
                                                                     2,695,018
                                                                   -----------

DELAWARE - 3.1%
  1,500,000    Delaware State Economic
               Development Authority
               Revenue, 6.75%,
               01/01/2013 (ETM)                                      1,716,420
                                                                   -----------

FLORIDA - 1.3%
    300,000    Jacksonville Florida Health
               Facility Authority Hospital
               Revenue, 11.50%,
               10/01/2012 (ETM)                                        438,405
    270,000    Orange County Florida
               Health Revenue, 8.75%,
               10/01/2009 (ETM)                                        300,100
                                                                   -----------
                                                                       738,505
                                                                   -----------

GEORGIA - 2.2%
  1,020,000    Fulton County Georgia
               Hospital Authority Revenue,
               7.88%, 10/01/2013 (ETM)                               1,231,354
                                                                   -----------

HAWAII - 6.5%
  3,245,000    Honolulu Hawaii City &
               County, 5.25%, 03/01/2017
               (Pre-refunded to 3-01-2013)                           3,569,208
                                                                   -----------

ILLINOIS - 5.0%
  1,440,000    Chicago Illinois Metropolitan
               Water Reclamation District
               General Obligation,
               7.00%, 12/01/2010 (ETM)                               1,667,419
  1,000,000    Lake County Community
               High School District No
               128, 5.00%, 01/01/2013                                1,076,860
                                                                   -----------
                                                                     2,744,279
                                                                   -----------

INDIANA - 2.0%
    745,000    Baugo Indiana School
               Building Corporation,
               5.50%, 01/15/2012
               (AMBAC Insured) (ETM)                                   822,778
    215,000    Indiana Toll Road
               Commission, 9.00%,
               01/01/2015 (ETM)                                        282,175
                                                                   -----------
                                                                     1,104,953
                                                                   -----------

IOWA - 3.1%
  1,010,000    Des Moines Iowa
               Metropolitan Wastewater
               Reclamation Authority,
               5.00%, 06/01/2015
               (MBIA Insured)                                        1,090,436
    585,000    Muscatine Iowa Electric
               Revenue, 6.70%,
               01/01/2013 (ETM)                                        645,536
                                                                   -----------
                                                                     1,735,972
                                                                   -----------

LOUISIANA - 7.5%
    745,000    Denham Springs-Livingston
               Housing and Mortgage
               Finance Authority,
               7.20%, 08/01/2010 (ETM)                                 859,827
  1,000,000    Houma-Terrebonne Public
               Trust Financing Authority
               Single Family Mortgage
               Revenue, 7.30%,
               04/01/2011 (ETM)                                      1,170,460
    400,000    Houma-Terrebonne Public
               Trust Financing Authority,
               7.30%, 04/01/2010 (ETM)                                 457,840
  1,450,000    Jefferson Parish Louisiana
               Home Mortgage Authority,
               7.10%, 08/01/2010 (ETM)                               1,674,039
                                                                   -----------
                                                                     4,162,166
                                                                   -----------

MINNESOTA - 1.4%
    695,000    Western Minnesota
               Municipal Power Agency,
               6.38%, 01/01/2016 (ETM)                                 776,586
                                                                   -----------

MISSISSIPPI - 1.9%
    600,000    Mississippi Housing
               Financial Corporation,
               0.00%, 06/01/2015 (ETM)                                 396,966
    610,000    Mississippi State,
               6.20%, 02/01/2008 (ETM)                                 640,781
                                                                   -----------
                                                                     1,037,747
                                                                   -----------

NEVADA - 3.9%
  1,965,000    Reno Nevada Capital
               Improvement Revenue,
               5.50%, 06/01/2019
               (Pre-refunded to
               06-01-2012)                                           2,170,893
                                                                   -----------

NEW JERSEY - 4.1%
    400,000    New Jersey State Transit
               Trust, 5.00%, 06/15/2017
               (Pre-refunded to
               06-15-2009)                                             421,296
  1,000,000    New Jersey State
               Transportation Trust Fund
               Authority, 6.00%,
               12/15/2017 (Pre-refunded
               to 12-15-2011)                                        1,130,240
               New Jersey State Turnpike
               Authority: (ETM)
    577,000    6.75%, 01/01/2009                                       575,915
    130,000    6.50%, 01/01/2016                                       153,175
                                                                   -----------
                                                                     2,280,626
                                                                   -----------

NEW YORK - 1.9%
  1,000,000    Triborough Bridge &
               Tunnel Authority,
               5.25%, 01/01/2014 (ETM)                               1,045,620
                                                                   -----------

OHIO - 0.3%
    160,000    Miamisburg Ohio
               Water Revenue,
               7.00%, 11/15/2016 (ETM)                                 187,658
                                                                   -----------

OKLAHOMA - 5.0%
  2,360,000    Tulsa County Oklahoma
               Home Financing Authority
               Single Family Mortgage
               Revenue,
               6.90%, 08/01/2011 (ETM)                               2,760,350
                                                                   -----------

PENNSYLVANIA - 6.3%
    850,000    Philadelphia Pennsylvania
               Gas Works, 7.00%,
               05/15/2020 (ETM)                                      1,029,460
  1,405,000    Pittsburgh Pennsylvania
               Water & Sewer Authority,
               7.25%, 09/01/2014 (ETM)                               1,619,572
  1,000,000    Wilson Pennsylvania Area
               School District,
               0.00%, 05/15/2011
               (AMBAC Insured)                                         811,680
                                                                   -----------
                                                                     3,460,712
                                                                   -----------

SOUTH CAROLINA - 0.6%
    285,000    Greenville South Carolina
               Waterworks Revenue,
               7.00%, 02/01/2010 (ETM)                                 323,817
                                                                   -----------

SOUTH DAKOTA - 1.6%
    755,000    Heartland Consumers
               Power District,
               7.00%, 01/01/2016 (ETM)                                 868,507
                                                                   -----------

TENNESSEE - 4.3%
    520,000    Metropolitan Government
               Nashville & Davidson
               County Tennessee H&E,
               6.10%, 07/01/2010 (ETM)                                 550,358
  1,545,000    Metropolitan Government
               Nashville & Davidson
               County Tennessee Water
               & Sewer Revenue,
               6.50%, 12/01/2014 (ETM)                               1,831,273
                                                                   -----------
                                                                     2,381,631
                                                                   -----------

TEXAS - 19.5%
  1,125,000    Barbers Hill Texas
               Independent School
               District General Obligation,
               5.00%, 02/15/2017
               (PSF Guaranteed)                                      1,207,485
  1,195,000    Bell County Texas General
               Obligation, 5.00%,
               02/15/2012 (FSA Insured)                              1,283,968
  1,000,000    Copperas Cove Texas
               Independent School District,
               5.00%, 08/15/2016
               (PSF Guaranteed)                                      1,077,450
  1,920,000    Houston Texas Sewer
               System Revenue,
               9.38%, 10/01/2013 (ETM)                               2,462,554
  1,735,000    Lufkin Texas Independent
               School District,
               5.00%, 08/15/2015
               (PSF Guaranteed)                                      1,872,065
    730,000    Sam Rayburn Texas
               Municipal Power Agency,
               6.00%, 09/01/2010 (ETM)                                 793,663
    575,000    Socorro Texas Independent
               School District,
               5.25%, 08/15/2012
               (PSF Guaranteed)                                        625,767
    345,000    Texas Public Building
               Authority Revenue,
               7.13%, 08/01/2011 (ETM)                                 390,526
  1,000,000    University of Houston Texas,
               5.25%, 02/15/2012
               (FSA Insured)                                         1,088,610
                                                                   -----------
                                                                    10,802,088
                                                                   -----------

UTAH - 1.3%
    605,000    Salt Lake City Utah
               Hospital Revenue, 8.13%,
               05/15/2015 (ETM)                                        734,815
                                                                   -----------

WASHINGTON - 3.9%
  1,025,000    Clark County School
               District No. 037,
               5.13%, 12/01/2011                                     1,099,005
  1,000,000    Washington State,
               5.00%, 09/01/2013
               (FGIC Insured)                                        1,069,930
                                                                   -----------
                                                                     2,168,935
                                                                   -----------
               Total Municipal Bonds
               (Cost $52,835,288)                                   52,876,705
                                                                   -----------

Shares
------

SHORT-TERM INVESTMENTS - 1.9%

MONEY MARKET FUNDS - 1.9%
  1,074,551    Tax Free Investment
               Company Cash Reserve
               Portfolio - AIM Fund                                  1,074,551
                                                                   -----------
               Total Short-Term
               Investment
               (Cost $1,074,551)                                     1,074,551
                                                                   -----------
               Total Investments
               (Cost $53,909,839) -
               97.5%                                                53,951,256
                                                                   -----------
               Other Assets in Excess
               of Liabilities - 2.5%                                 1,372,258
                                                                   -----------
               TOTAL NET
               ASSETS - 100.0%                                     $55,323,514
                                                                   -----------
                                                                   -----------

ETM - Escrowed to maturity

                     See notes to the financial statements

BAIRD CORE PLUS BOND FUND
DECEMBER 31, 2005

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers U.S. Universal Bond Index. The Lehman Brothers U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The Fund delivered positive results in 2005 but trailed the Index. The following factors contributed positively to the Fund's relative performance:

     o The Fund's overall portfolio structure (designed to under-weight 2-year, 7 to 10-year and 30-year maturities and over-weight 4 to 5-year, 11-year and 20-year maturities) which benefited from flattening in the yield curve;

     o The Fund's significantly greater exposure to asset-backed securities than the Index; and

     o  Strong performance of individual corporate issues owned by the Fund.

Detracting from the Fund's relative performance in 2005 were its overweighting of BBB-rated corporate bonds relative to the Index, underweighting of below investment grade emerging market issuers, underweighting of mortgage-pass through securities, and exposure to issues in the airline, auto and media sectors. The Fund maintained its duration-neutral strategy vis-a-vis the Index, holding a broadly diversified portfolio of over 120 securities at year end.

The Fund ended 2005 with a yield advantage versus the Index. This yield advantage, combined with exposure to specific sectors which we believe have superior total return potential (asset-backed securities, well-structured mortgage-backed securities and issues in the airline, auto and media sectors), should enhance the Fund's prospects of adding value over its benchmark in the coming year.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F29>

                    U.S. Treasury                        15%
                    U.S. Gov't Agency                    38%
                    AAA                                   9%
                    A                                     7%
                    BBB                                  22%
                    Below Baa                             6%
                    Not Rated                             3%

                            SECTOR WEIGHTINGS*<F29>

                    Asset-Backed                          6%
                    Commercial Mortgage-Backed            3%
                    Financials                            9%
                    Industrials                          20%
                    Utilities                             6%
                    Mortgage-Backed                      30%
                    International                         1%
                    Municipal                             1%
                    U.S. Gov't Agency                     7%
                    U.S. Treasuries                      14%
                    Cash                                  3%

NET ASSETS:                                           $32,623,168
SEC 30-DAY YIELD:**<F30>
Institutional Class:                                        5.31%
Investor Class:                                             5.08%
AVERAGE DURATION:                                      4.61 years
AVERAGE MATURITY:                                      8.50 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                        0.30%
Investor Class:                                             0.55%***<F31>
PORTFOLIO TURNOVER RATIO:****<F32>                          37.6%
TOTAL NUMBER OF HOLDINGS:                                     127

    *<F29> Percentages shown are based on the Fund's total net assets. **<F30> SEC yields are based on SEC guidelines and are calculated for the
            30 days ended December 31, 2005.
  ***<F31>  Includes 0.25% 12b-1 fee.
 ****<F32>  Not annualized.

BAIRD CORE PLUS BOND FUND

                BAIRD CORE PLUS BOND FUND - INSTITUTIONAL CLASS
                         VALUE OF A $250,000 INVESTMENT

                    Baird Core Plus Bond Fund -        Lehman Brothers U.S.
    Date            Institutional Class Shares         Universal Bond Index
    ----            --------------------------         --------------------
  9/29/2000                  $250,000                        $250,000
 12/31/2000                  $264,734                        $259,261
  6/30/2001                  $273,977                        $268,929
 12/31/2001                  $282,819                        $280,238
  6/30/2002                  $287,185                        $289,675
 12/31/2002                  $302,329                        $307,801
  6/30/2003                  $321,649                        $323,008
 12/31/2003                  $329,342                        $325,717
  6/30/2004                  $331,030                        $326,267
 12/31/2004                  $350,298                        $341,904
  6/30/2005                  $360,122                        $350,493
 12/31/2005                  $358,114                        $351,187

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                   BAIRD CORE PLUS BOND FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                    Baird Core Plus Bond Fund -         Lehman Brothers U.S.
     Date              Investor Class Shares            Universal Bond Index
     ----           ---------------------------         --------------------
   9/29/2000                  $10,000                         $10,000
  12/31/2000                  $10,573                         $10,370
   6/30/2001                  $10,932                         $10,757
  12/31/2001                  $11,281                         $11,210
   6/30/2002                  $11,443                         $11,587
  12/31/2002                  $12,024                         $12,312
   6/30/2003                  $12,787                         $12,920
  12/31/2003                  $13,057                         $13,029
   6/30/2004                  $13,119                         $13,051
  12/31/2004                  $13,860                         $13,676
   6/30/2005                  $14,221                         $14,020
  12/31/2005                  $14,127                         $14,047

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD CORE PLUS BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                           SINCE
For the Periods Ended December 31, 2005                                ONE YEAR      FIVE YEARS      INCEPTION(1)<F33>
---------------------------------------                                --------      ----------      -----------------
Baird Core Plus Bond Fund - Institutional Class Shares                  2.23%          6.23%               7.08%
Baird Core Plus Bond Fund - Investor Class Shares                       1.93%          5.96%               6.80%
Lehman Brothers U.S. Universal Bond Index(2)<F34>                       2.72%          6.26%               6.69%

(1)<F33> For the period from September 29, 2000 (commencement of operations) through December 31, 2005.
(2)<F34> The Lehman Brothers U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS IN THE LINE GRAPHS AND TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFOMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM.

BAIRD CORE PLUS BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2005

 Principal
  Amount                                                               Value
 ---------                                                             -----

LONG-TERM INVESTMENTS - 97.5%

ASSET-BACKED SECURITIES - 6.4%
 $  103,494    Bear Stearns Asset Backed
               Securities Trust, Series
               2003-AC1, Class A1,
               4.10%, 05/25/2033                                   $   100,883
    140,000    GMAC Mortgage
               Corporation Loan Trust,
               Series 2004-HE5, Class A3,
               3.97%, 09/25/2034                                       137,814
               Green Tree Financial
               Corporation:
    458,012    Series 1998-4, Class A5,
               6.18%, 12/01/2017                                       451,155
     52,907    Series 1997-1, Class A5,
               6.86%, 03/15/2028                                        54,420
    166,776    New Century Home
               Equity Loan Trust,
               Series 2003-5, Class AI3,
               3.56%, 11/25/2033                                       165,805
     94,537    Oakwood Mortgage
               Investors, Inc.,
               Series 1999-B, Class A3,
               6.45%, 11/15/2017                                        87,089
               Residential Asset Mortgage
               Products, Inc.:
     65,990    Series 2003-RS11, Class AI3,
               3.56%, 08/25/2028                                        65,781
    300,000    Series 2003-RS10, Class AI7,
               4.85%, 11/25/2033                                       298,024
    450,000    Residential Asset
               Securities Corporation,
               Series 2003-KS5, Class AI6,
               3.62%, 07/25/2033                                       436,220
    300,000    Structured Asset Securities
               Corporation, Series
               2005-7XS, Class 1A4B,
               5.44%, 04/25/2035                                       296,037
                                                                   -----------
                                                                     2,093,228
                                                                   -----------

COMMERCIAL MORTGAGE - 3.0%
    300,000    GE Capital Commercial
               Mortgage Corporation,
               Series 2002-3A, Class AR,
               5.00%, 12/10/2037                                       298,716
               Government National
               Mortgage Association
               (GNMA):
    250,000    4.49%, 04/16/2023                                       243,257
    300,000    4.66%, 04/16/2029                                       292,177
    150,000    Mach One Trust,
               Series 2004-1A, Class A2,
               4.78%, 05/28/2040
               (Acquired 07/12/2004;
               Cost $151,431)*<F37>                                    147,957
                                                                   -----------
                                                                       982,107
                                                                   -----------

FINANCIAL - 8.7%
    175,000    AMVESCAP, Inc.
               Senior Notes,
               5.90%, 01/15/2007                                       175,601
    200,000    American General Finance
               Corporation Senior Notes,
               8.45%, 10/15/2009                                       222,176
    100,000    Countrywide Home
               Loans, Inc.,
               6.25%, 04/15/2009                                       103,117
    350,000    First National Bank of
               Omaha Subordinated Notes,
               7.32%, 12/01/2010                                       368,888
    250,000    First Union Capital,
               7.94%, 01/15/2027                                       265,741
    150,000    Glencore Funding LLC,
               6.00%, 04/15/2014
               (Acquired 03/31/2004,
               Cost $148,928 respectively)*<F37>                       141,081
    375,000    Liberty Mutual Insurance
               Notes, 7.70%, 10/15/2097
               (Acquired 03/26/2003;
               Cost $239,982)*<F37>                                    395,302
    100,000    Marsh & McLennan
               Companies, Inc.,
               5.38%, 07/15/2014                                        98,422
     50,000    Met Life Global Funding I
               Notes, 4.75%, 06/20/2007
               (Acquired 09/15/2004,
               Cost $50,848)*<F37>                                      49,828
    175,000    PNC Funding Corporation,
               6.13%, 02/15/2009                                       180,611
    100,000    Principal Financial Group
               (AU) Senior Notes,
               8.20%, 08/15/2009
               (Acquired 09/16/2005,
               Cost $111,206)*<F37> F<F38>                             109,632
    100,000    Residential Capital
               Corporation,
               6.38%, 06/30/2010                                       101,611
    100,000    Transamerica Capital II,
               7.65%, 12/01/2026
               (Acquired 10/21/2003,
               Cost $108,381)*<F37>                                    116,905
    457,000    Washington Mutual
               Capital I,
               8.38%, 06/01/2027                                       492,473
                                                                   -----------
                                                                     2,821,388
                                                                   -----------

INDUSTRIAL - 19.8%
     40,059    America West Airlines,
               Pass Thru Certificate,
               8.54%, 07/02/2007                                        39,623
    300,000    AOL Time Warner, Inc.
               Senior Notes,
               7.63%, 04/15/2031                                       334,095
    100,000    AT&T Wireless Services,
               Inc. Senior Notes,
               8.75%, 03/01/2031                                       132,482
    565,104    Atlas Air, Inc. Pass-Thru
               Certificates,
               8.71%, 07/02/2021                                       576,157
     75,000    Best Foods Notes, Series C,
               6.15%, 01/15/2006                                        75,023
               Bunge Ltd. Finance
               Corporation Notes:
    150,000    5.35%, 04/15/2014                                       148,364
    100,000    5.10%, 07/15/2015                                        96,752
    375,000    Clear Channel
               Communications,
               4.50%, 01/15/2010                                       358,650
               Continental Airlines, Inc.
               Pass Thru Certificates:
     78,936    6.80%, 07/02/2007                                        75,313
      3,653    7.42%, 10/01/2008                                         3,381
     76,282    6.90%, 01/02/2018                                        75,976
    100,000    Cox Communications Inc.
               Notes, 7.88%, 08/15/2009                                107,429
    462,000    Delta Air Lines, Inc.
               Pass Thru Certificates,
               9.50%, 11/18/2008
               (Acquired 11/24/2004,
               Cost $462,000)*<F37> ^<F36> @<F35>                      406,560
    100,000    Deutsche Telekom
               International Finance BV,
               8.75%, 06/15/2030 F<F38>                                127,187
    250,000    Dollar General Corporation,
               8.63%, 06/15/2010                                       274,375
    400,000    Ford Motor Company
               Debentures,
               9.22%, 09/15/2021                                       296,000
               General Motors Acceptance
               Corporation Notes:
     75,000    6.75%, 01/15/2006                                        74,951
    150,000    6.75%, 12/01/2014                                       134,943
    175,000    General Motors Nova Scotia
               Finance Company,
               6.85%, 10/15/2008                                       131,250
    100,000    Halliburton Company
               Notes, 5.50%, 10/15/2010                                102,136
    100,000    Health Care Service
               Corporation Notes,
               7.75%, 06/15/2011
               (Acquired 01/26/2005;
               Cost $113,106)*<F37>                                    111,925
    150,000    Hutchison Whampoa
               International Limited,
               6.25%, 01/24/2014
               (Acquired 06/23/2005;
               Cost $160,918)*<F37> F<F38>                             156,976
    271,250    The May Department Stores
               Companies Debentures,
               9.75%, 02/15/2021                                       328,942
    533,570    Northwest Airlines, Inc.,
               7.25%, 07/02/2014                                        69,364
               PCCW Capital II Ltd.,
    200,000    6.00%, 07/15/2013
               (Acquired 07/10/2003,
               Cost $199,066)*<F37> F<F38>                             204,289
    273,370    Southwest Airlines Company
               Pass-Thru Certificates,
               7.67%, 01/02/2014                                       284,903
    100,000    Sprint Capital Corporation,
               8.75%, 03/15/2032                                       132,708
    250,000    Sungard Data Systems Inc.
               Notes, 3.75%, 01/15/2009                                227,500
    175,000    TCI Communications, Inc.
               Debentures,
               7.88%, 08/01/2013                                       197,797
     25,000    Time Warner Entertainment
               Senior Notes,
               8.88%, 10/01/2012                                        29,119
     50,000    Tyco International Group S.A.,
               6.00%, 11/15/2013 F<F38>                                 51,074
    640,879    United AirLines, Inc.
               Pass Thru Certificates,
               6.20%, 09/01/2008                                       628,287
     83,000    Univision Communication,
               Inc., 3.50%, 10/15/2007                                  80,516
    100,000    Vale Overseas Limited,
               8.25%, 01/17/2034                                       115,125
               Viacom, Inc.,
    150,000    7.70%, 07/30/2010                                       161,911
    100,000    Wharf International
               Finance Ltd,
               7.63%, 03/13/2007 F<F38>                                102,983
                                                                   -----------
                                                                     6,454,066
                                                                   -----------

UTILITIES - 5.7%
    300,000    Edison Mission Energy
               Senior Notes,
               9.88%, 04/15/2011                                       349,875
    150,000    Energy Transfer Partner,
               5.65%, 08/01/2012
               (Acquired 08/10/2005,
               Cost $148,874)*<F37>                                    148,281
     92,913    Kiowa Power Partners LLC,
               4.81%, 12/30/2013
               (Acquired 11/19/2004;
               Cost $92,913)*<F37>                                      89,937
    400,000    ONEOK, Inc. Senior Notes,
               7.13%, 04/15/2011                                       432,476
     50,000    Pacific Gas & Electric
               Company 1st Mortgage,
               6.05%, 03/01/2034                                        51,748
    200,000    PSE&G Energy Holdings
               LLC Senior Notes,
               8.50%, 06/15/2011                                       214,000
     50,000    PSI Energy, Inc. Debentures,
               7.85%, 10/15/2007                                        52,294
    297,129    RGS (I&M) Funding
               Corporation Debentures,
               9.82%, 12/07/2022                                       381,261
    100,000    Tristate Gen & Trans Assn,
               Series 2003, 6.04%,
               01/31/2018 (Acquired
               10/14/2003;
               Cost $100,000)*<F37>                                    102,959
     50,000    Williams Cos. Inc. Notes,
               7.13%, 09/01/2011                                        51,937
                                                                   -----------
                                                                     1,874,768
                                                                   -----------

MORTGAGE-BACKED SECURITIES - 30.3%
    256,479    Bank of America
               Alternative Loan Trust,
               Series 2005-2, Class 4A1,
               5.50%, 03/25/2020                                       256,490
               Federal Gold Loan Mortgage
               Corporation (FGLMC):
    134,787    6.00%, 05/01/2017                                       137,593
    100,914    6.50%, 09/01/2028                                       103,842
    164,869    6.50%, 12/01/2028                                       169,652
    121,584    6.50%, 05/01/2029                                       125,065
    123,154    6.50%, 06/01/2029                                       126,680
               Federal Home Loan Mortgage
               Corporation (FHLMC):
    261,345    Series R001, Class AE,
               4.38%, 04/15/2015                                       255,566
    400,000    Series 2567, Class OD,
               5.00%, 08/15/2015                                       399,634
    439,380    Series 2539, Class QB,
               5.00%, 09/15/2015                                       439,035
     30,411    Series 1053, Class G,
               7.00%, 03/15/2021                                        30,392
     66,971    Series 136, Class E,
               6.00%, 04/15/2021                                        66,757
    300,000    Series 2673, Class NC,
               5.50%, 05/15/2021                                       304,451
    282,544    Series 2804, Class VC,
               5.00%, 07/15/2021                                       276,736
     55,669    Series 1122, Class G,
               7.00%, 08/15/2021                                        55,573
    129,055    Series 1186, Class I,
               7.00%, 12/15/2021                                       129,124
    250,000    Series 2598, Class QC,
               4.50%, 06/15/2027                                       246,533
    140,074    Series 2531, Class N,
               4.00%, 07/15/2027                                       138,531
               Federal National Mortgage
               Association (FNMA):
    368,707    5.00%, 02/01/2018                                       365,351
    260,223    5.00%, 10/01/2018                                       257,813
    259,499    5.00%, 11/01/2018                                       257,095
    197,054    5.50%, 03/01/2023                                       197,093
    346,518    5.50%, 07/01/2023                                       346,586
     79,349    6.50%, 09/01/2028                                        81,739
    137,161    6.50%, 02/01/2029                                       141,292
    283,966    5.50%, 01/01/2032                                       282,017
    308,479    5.50%, 02/01/2035                                       305,754
    277,053    5.50%, 02/01/2035                                       274,606
    400,000    Series 2002-82, Class XC,
               5.00%, 05/25/2014                                       399,484
    401,279    Series 2002-74, Class TC,
               5.00%, 03/25/2015                                       400,648
     94,872    Series 2002-70, Class PL,
               5.00%, 04/25/2015                                        94,726
    350,000    Series 2002-57, Class PE,
               5.50%, 09/25/2015                                       351,916
    300,000    Series 2003-16, Class PC,
               5.00%, 10/25/2015                                       299,184
     25,147    Series 1989-94, Class G,
               7.50%, 12/25/2019                                        26,376
     32,900    Series 1990-15, Class J,
               7.00%, 02/25/2020                                        33,462
     89,269    Series 1990-76, Class G,
               7.00%, 07/25/2020                                        92,319
     21,074    Series 1991-21, Class J,
               7.00%, 03/25/2021                                        21,589
    478,250    Series 1992-129, Class L,
               6.00%, 07/25/2022                                       486,527
    153,953    Series 1993-32, Class H,
               6.00%, 03/25/2023                                       154,760
    194,233    Series 1993-58, Class H,
               5.50%, 04/25/2023                                       195,427
    428,687    Series 2003-31, Class KG,
               4.50%, 12/25/2028                                       428,041
     73,191    Series 2003-44, Class AB,
               3.75%, 05/25/2033                                        69,441
               Government National
               Mortgage Association
               (GNMA):
    141,158    6.50%, 08/15/2027                                       147,811
    228,578    6.00%, 12/20/2028                                       233,929
     83,551    6.50%, 01/20/2029                                        86,831
     78,855    6.50%, 02/20/2029                                        81,950
    214,184    6.00%, 11/20/2033                                       219,089
    280,396    Master Alternative
               Loans Trust,
               Series 2003-5, Class 6A1,
               6.00%, 08/25/2033                                       279,246
                                                                   -----------
                                                                     9,873,756
                                                                   -----------

INTERNATIONAL (U.S. $ DOMINATED) - 1.4%
    400,000    PEMEX Project Funding
               Master Trust,
               9.13%, 10/13/2010 F<F38>                                460,400
                                                                   -----------

TAXABLE MUNICIPAL BONDS - 0.6%
    200,656    Tobacco Settlement
               Financing Corporation,
               Series 2001-A, Class A,
               6.36%, 05/15/2025                                       202,194
                                                                   -----------
               Total Municipal Bonds
               (Cost $200,598)                                         202,194
                                                                   -----------

U.S. GOVERNMENT AGENCY ISSUES - 7.3%
  2,175,000    Federal National Mortgage
               Association (FNMA):
               7.25%, 01/15/2010                                     2,369,839
                                                                   -----------
                                                                     2,369,839
                                                                   -----------

U.S. TREASURY OBLIGATIONS - 14.3%
               U.S. Treasury Bonds:
    500,000    9.25%, 02/15/2016                                       692,910
  3,325,000    6.25%, 08/15/2023                                     3,970,519
                                                                   -----------
                                                                     4,663,429
                                                                   -----------
               Total Long-Term
               Investments
               (Cost $32,063,253)                                   31,795,175
                                                                   -----------

Shares
------

SHORT-TERM INVESTMENTS - 2.0%

MONEY MARKET FUND - 2.0%
    648,004    Investment Company
               Cash Reserve Portfolio -
               AIM Fund                                                648,004
                                                                   -----------
               Total Short-Term
               Investments
               (Cost $648,004)                                         648,004
                                                                   -----------
               Total Investments
               (Cost $32,711,257) -
               99.5%                                                32,443,179
                                                                   -----------
               Other Assets in Excess
               of Liabilities - 0.5%                                   179,989
                                                                   -----------
               TOTAL NET
               ASSETS - 100.0%                                     $32,623,168
                                                                   -----------
                                                                   -----------

@<F35>  Security in Default
^<F36>  Non Income Producing
*<F37>  Unregistered Security
F<F38>  Foreign Securities

                     See notes to the financial statements

BAIRD SHORT-TERM BOND FUND
DECEMBER 31, 2005

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of return of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt including government and corporate securities with maturities between one and three years.

The Fund outperformed the Index in 2005, although absolute returns were modest. An overweighting of shorter BBB-rated corporate bonds and exposure to mortgage-backed and asset-backed securities contributed positively to the Fund's performance. The Fund's exposure to individual issues in the auto and media sectors detracted from relative performance in 2005. The Fund maintained its duration-neutral strategy vis-a-vis the Index, holding a broadly diversified portfolio of over 150 securities at year end.

The Fund ended 2005 with a yield advantage versus the Index. This yield advantage, combined with exposure to specific sectors which we believe have superior total return potential (mortgage and asset-backed securities and issues in the auto and media sectors), enhance the Fund's prospects of continuing to add value over its benchmark in the coming year.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F39>

                    U.S. Treasury                        10%
                    U.S. Gov't Agency                    27%
                    AAA                                  21%
                    AA                                    5%
                    A                                    14%
                    BBB                                  22%
                    Below BBB                             1%

                            SECTOR WEIGHTINGS*<F39>

                    Asset-Backed                         11%
                    Financials                           19%
                    Industrials                          16%
                    Utilities                             5%
                    Mortgage-Backed                      10%
                    International                         1%
                    Municipal                             2%
                    U.S. Gov't Agency                    23%
                    U.S. Treasuries                      10%
                    Cash                                  3%

NET ASSETS:                                           $97,057,968
SEC 30-DAY YIELD:**<F40>
Institutional Class:                                        4.74%
AVERAGE DURATION:                                      1.77 years
AVERAGE MATURITY:                                      2.94 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                        0.30%
PORTFOLIO TURNOVER RATIO:***<F41>                           31.8%
TOTAL NUMBER OF HOLDINGS:                                     155

  *<F39>   Percentages shown are based on the Fund's total net assets.
 **<F40> SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2005.
***<F41>   Not annualized.

BAIRD SHORT-TERM BOND FUND

             BAIRD SHORT-TERM BOND FUND - INSTITUTIONAL CLASS*<F42>
                         VALUE OF A $250,000 INVESTMENT

                 Baird Short-Term Bond Fund -        Lehman 1-3 Year U.S.
     Date         Institutional Class Shares       Government/Credit Index
     ----        ----------------------------      -----------------------
   8/31/2004               $250,000                        $250,000
   9/30/2004               $249,602                        $249,862
  12/31/2004               $250,238                        $250,114
   3/31/2005               $249,651                        $249,411
   6/30/2005               $252,823                        $252,509
   9/30/2005               $253,151                        $252,834
  12/31/2005               $254,859                        $254,548

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (8/31/04), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

*<F42> The Baird Short-Term Bond Fund is currently offering only the Institutional Class shares to investors.

BAIRD SHORT-TERM BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2005                                ONE YEAR    SINCE INCEPTION(1)<F43>
---------------------------------------                                --------    -----------------------
Baird Short-Term Bond Fund - Institutional Class                        1.85%               1.45%
Lehman Brothers 1-3 Year Government/Credit Bond Index(2)<F44>           1.77%               1.36%

(1)<F43> For the period from August 31, 2004 (commencement of operations) to December 31, 2005.
(2)<F44> The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS IN THE LINE GRAPH AND TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFOMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM.

BAIRD SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2005

 Principal
   Amount                                                             Value
 ---------                                                            -----

LONG-TERM INVESTMENTS - 96.7%

ASSET-BACKED SECURITIES - 11.2%
 $   150,000    Advanta Business Card
                Master Trust,
                Series 2003-B, Class A,
                2.95%, 12/20/2008                                  $   150,229
     400,000    AESOP Funding II LLC,
                Series 2005-1A, Class A1,
                3.95%, 04/20/2008                                      391,428
     500,000    Bayview Financial
                Acquisition Trust,
                Series 2005-B, Class 1A2,
                4.70%, 04/28/2039                                      494,275
     250,000    Capital One Multi-Asset
                Execution Trust,
                Series 2003-A1, Class A1,
                3.20%, 01/15/2009                                      250,207
     120,000    Chase Manhattan Auto
                Owner Trust,
                Series 2003-C, Class A4,
                2.94%, 06/15/2010                                      117,145
     850,370    Chemical Master Credit
                Card Trust I:
                Series 1996-2, Class A,
                5.98%, 09/15/2008                                      850,825
     475,000    Series 1996-3, Class A,
                7.09%, 02/15/2009                                      479,854
                CitiFinancial Mortgage
                Securities, Inc.:
      14,776    Series 2003-2, Class AF2,
                2.13%, 05/25/2033                                       14,729
     208,949    Series 2003-3, Class AF2,
                3.08%, 08/25/2033                                      207,494
     400,000    CNH Equipment Trust,
                Series 2005-A, Class A3,
                4.02%, 04/15/2009                                      395,626
                Countrywide Asset-Backed
                Certificates:
     118,553    Series 2004-10, Class AF2,
                3.32%, 05/25/2022                                      118,156
      71,675    Series 2004-9, Class AF2,
                3.34%, 09/25/2023                                       71,455
   1,000,000    Series 2005-10, Class AF2,
                4.49%, 02/25/2036                                      987,471
   1,153,000    Series 2005-12, Class 1A2,
                4.85%, 02/25/2036                                    1,144,523
     725,000    Series 2005-13, Class AF2,
                5.29%, 04/25/2036                                      725,354
     500,000    Ford Credit Auto
                Owner Trust,
                Series 2005-B, Class A4,
                4.38%, 01/15/2010                                      495,123
     175,000    Household Automobile
                Trust, 2.22%, 11/17/2009                               170,856
     300,000    MBNA Credit Card
                Master Note Trust,
                Series 2003-A3, Class A3,
                2.93%, 08/15/2010                                      300,732
     416,940    New Century Home
                Equity Loan Trust,
                Series 2003-5, Class AI3,
                3.56%, 11/25/2033                                      414,513
     347,733    Renaissance Home
                Equity Loan Trust,
                Series 2004-3, Class AF2,
                3.57%, 11/25/2034                                      344,989
                Residential Asset Mortgage
                Products, Inc.:
      29,807    Series 2003-RS9, Class AI3,
                3.61%, 10/25/2028                                       29,692
     140,000    Series 2003-RS7, Class AI6,
                5.34%, 08/25/2033                                      139,598
                Residential Asset Securities
                Corporation:
     145,744    Series 2003-KS5, Class AI3,
                2.28%, 07/25/2028                                      144,934
     383,231    Series 2003-KS9, Class AI3,
                3.25%, 12/25/2028                                      378,936
   1,000,000    Series 2004-KS2, Class AI3,
                3.02%, 05/25/2029                                      986,594
     593,450    Series 2003-KS10, Class AI3,
                3.25%, 05/25/2029                                      589,824
     504,754    Residential Funding
                Mortgage Securities,
                Series 2003-HS3, Class AI2,
                3.15%, 07/25/2018                                      497,203
                                                                   -----------
                                                                    10,891,765
                                                                   -----------

FINANCIAL - 19.4%
                ABN-AMRO Bank NV,
     880,000    7.00%, 04/01/2008                                      918,678
     250,000    Ahmanson Capital
                Trust I Bonds,
                8.36%, 12/01/2026
                (Acquired 08/25/2005,
                Cost $270,100)*<F46>                                   264,640
     380,000    Allfirst Financial, Inc.
                Subordinated Notes,
                7.20%, 07/01/2007                                      393,561
     140,000    American General
                Finance Corporation Notes,
                4.50%, 11/15/2007                                      139,087
     594,000    Bank of Oklahoma
                Subordinated Notes,
                7.13%, 08/15/2007                                      614,682
     251,000    Bank United Notes,
                8.00%, 03/15/2009                                      274,544
     472,000    Bankers Trust Corporation
                Subordinated Notes,
                7.38%, 05/01/2008                                      497,013
     110,000    BB&T Corporation
                Subordinated Notes,
                7.25%, 06/15/2007                                      113,509
     400,000    Bear Stearns & Co. Inc.
                Notes, 7.80%, 08/15/2007                               417,810
     623,000    Block Financial
                Corporation Notes,
                8.50%, 04/15/2007                                      648,534
   1,000,000    BNY Capital I Notes,
                Series B,
                7.97%, 12/31/2026                                    1,063,471
     500,000    Capital One Bank Notes,
                4.88%, 05/15/2008                                      497,965
     100,000    Chubb Corporation
                Senior Notes,
                7.13%, 12/15/2007                                      103,867
     210,000    CIT Group Inc.
                Senior Notes,
                5.50%, 11/30/2007                                      212,062
     643,000    Citicorp Capital II Notes,
                8.02%, 02/15/2027                                      686,826
     200,000    Citicorp Subordinated Notes,
                7.00%, 07/01/2007                                      206,075
     375,000    Citifinancial Debentures,
                10.00%, 05/15/2009                                     431,249
     675,000    Comerica Incorporated
                Subordinated Notes,
                7.25%, 08/01/2007                                      698,564
     537,000    Credit Suisse First Boston
                USA Inc. Senior Notes,
                6.50%, 06/01/2008                                      554,865
     200,000    Franchise Finance
                Corporation Notes,
                7.07%, 01/15/2008                                      209,550
     400,000    HSBC Finance
                Corporation Notes,
                6.88%, 03/01/2007                                      407,878
     500,000    ING Security Life
                Institutional Funding Notes,
                2.70%, 02/15/2007
                (Acquired 05/26/2005;
                Cost $492,335)*<F46>                                   485,953
     200,000    J.P. Morgan & Company
                Incorporated Subordinated
                Notes, 6.70%, 11/01/2007                               205,694
     325,000    Key Bank NA
                Subordinated Notes,
                6.50%, 10/15/2027                                      334,774
                KeyCorp
                Subordinated Notes:
     100,000    6.75%, 03/15/2006                                      100,366
     200,000    7.50%, 06/15/2006                                      202,209
                Lehman Brothers
                Holdings, Inc. Notes:
     203,000    8.50%, 05/01/2007                                      212,046
     400,000    3.50%, 08/07/2008                                      386,061
     500,000    MBNA Corporation Notes,
                6.25%, 01/17/2007                                      505,695
     500,000    MBNA Europe Funding PLC,
                3.88%, 09/07/2007
                (Acquired 08/30/2005,
                Cost $500,000)*<F46> F<F47>                            500,185
     180,000    Merrill Lynch & Co, Inc.,
                7.00%, 01/15/2007                                      183,994
     200,000    Met Life Global Funding I
                Notes, 4.75%, 06/20/2007
                (Acquired 02/11/2005;
                Cost $203,862)*<F46>                                   199,312
     200,000    Morgan Stanley Group,
                Inc. Debentures,
                8.33%, 01/15/2007                                      206,414
     700,000    Phoenix Companies,
                6.68%, 02/16/2008                                      706,554
     633,000    PNC Financial Services
                Subordinated Notes,
                9.65%, 06/15/2009                                      724,036
                Principal Life Global:
     150,000    5.13%, 06/28/2007
                (Acquired 12/28/2004,
                Cost $154,880)*<F46>                                   150,016
     275,000    3.63%, 04/30/2008
                (Acquired 08/17/2005,
                Cost $268,735)*<F46>                                   267,210
   1,050,000    Providian Capital I,
                9.53%, 02/01/2027
                (Acquired 10/19/2005
                and 10/20/2005, Cost
                $438,724 and $712,517,
                respectively)*<F46>                                  1,137,942
     300,000    Reliastar Financial Notes,
                8.00%, 10/30/2006                                      306,621
     155,000    Republic New York
                Corporation Subordinated
                Notes, 9.70%, 02/01/2009                               174,551
     487,000    SAFECO Corporation
                Senior Notes,
                6.88%, 07/15/2007                                      498,425
     300,000    Santander Financial
                Issuances,
                7.25%, 05/30/2006 F<F47>                               302,759
     750,000    Southern Company
                Capital Trust I,
                8.19%, 02/01/2037                                      799,934
     200,000    Transamerica Corporation
                Debentures,
                9.38%, 03/01/2008                                      216,398
     162,000    Washington Mutual, Inc.
                Notes, 7.50%, 08/15/2006                               164,459
     313,000    Wells Fargo & Company
                Subordinated Notes,
                6.25%, 04/15/2008                                      322,654
     211,000    Westdeutsche Landesbank
                Subordinated Notes,
                4.80%, 07/15/2015                                      206,983
                                                                   -----------
                                                                    18,855,675
                                                                   -----------

INDUSTRIAL - 16.1%
     306,000    Bell Telephone Co.
                Pennsylvania Debentures,
                7.38%, 07/15/2007                                      315,239
     150,000    BellSouth Telecommunication
                Debentures,
                5.88%, 01/15/2009                                      153,529
     375,000    Bunge Limited Finance
                Corporation,
                4.38%, 12/15/2008                                      368,529
     700,000    Cadbury Schweppes U.S.
                Finance Notes,
                3.88%, 10/01/2008
                (Acquired 08/30/2005,
                Cost $685,854)*<F46>                                   679,785
     420,000    Caremark RX Inc.
                Senior Notes,
                7.38%, 10/01/2006                                      427,160
     500,000    Clear Channel
                Communication Senior
                Notes, 3.13%, 02/01/2007                               488,897
     200,000    Comcast Cable
                Communications, Inc. Notes,
                6.20%, 11/15/2008                                      205,307
     300,000    Conagra Foods, Inc. Notes,
                6.00%, 09/15/2006                                      302,077
     386,000    Cooper Cameron
                Corporation Senior Notes,
                2.65%, 04/15/2007                                      373,209
     600,000    Corning Inc. Notes,
                6.30%, 03/01/2009                                      615,829
     279,000    Devon Energy
                Corporation Debentures,
                10.13%, 11/15/2009                                     325,760
   1,000,000    Fiserv Inc.,
                3.00%, 06/27/2008                                      945,904
     300,000    Ford Motor Credit
                Company Senior Notes,
                4.95%, 01/15/2008                                      268,798
     600,000    France Telecom SA Notes,
                7.07%, 03/01/2006 F<F47>                               602,407
                General Motors Acceptance
                Corporation Notes:
     200,000    6.75%, 01/15/2006                                      199,868
     200,000    6.13%, 09/15/2006                                      194,271
     250,000    6.13%, 08/28/2007                                      231,744
     225,000    Halliburton Company
                Notes, 5.63%, 12/01/2008                               229,514
     260,000    Harrahs Operating
                Company Inc.,
                7.13%, 06/01/2007                                      266,598
     700,000    ICI North America
                Debentures,
                8.88%, 11/15/2006                                      721,101
                International Paper
                Company Notes:
     500,000    7.00%, 08/15/2006                                      504,243
     250,000    7.63%, 01/15/2007                                      254,866
     600,000    Johnson Controls Inc.
                Notes, 6.30%, 02/01/2008                               613,745
                Marathon Oil
                Corporation Notes:
     310,000    5.38%, 06/01/2007                                      311,653
     463,000    6.85%, 03/01/2008                                      481,083
     450,000    News America Holdings,
                7.38%, 10/17/2008                                      475,045
     402,000    Southwestern Bell
                Telephone Company Notes,
                6.63%, 07/15/2007                                      411,308
                Sprint Capital
                Corporation Notes:
     175,000    6.00%, 01/15/2007                                      176,711
     500,000    6.38%, 05/01/2009                                      518,949
     300,000    Telecom Italia Capital,
                4.00%, 11/15/2008 F<F47>                               290,938
     686,000    Telus Corporation Notes,
                7.50%, 06/01/2007 F<F47>                               708,388
     255,000    Time Warner Companies,
                Inc., 8.18%, 08/15/2007                                266,738
     600,000    Tyco International Group
                S.A., 6.38%, 02/15/2006 F<F47>                         600,980
     217,000    Union Pacific Corporation,
                6.40%, 02/01/2006                                      217,233
     600,000    Univision
                Communication, Inc.,
                3.50%, 10/15/2007                                      582,043
     500,000    Viacom, Inc.,
                5.63%, 05/01/2007                                      502,662
     784,000    Waste Management Inc.
                Notes, 7.00%, 10/15/2006                               794,775
                                                                   -----------
                                                                    15,626,886
                                                                   -----------

UTILITIES - 4.9%
     391,000    American Electric Power
                Notes, 6.13%, 05/15/2006                               392,768
     300,000    Baltimore Gas & Electric
                Company Notes,
                5.25%, 12/15/2006                                      300,783
     189,000    FPL Group Capital, Inc.
                Notes, 7.63%, 09/15/2006                               192,441
     220,000    Indiana Michigan Power
                Company Senior Notes,
                Series C, 6.13%,
                12/15/2006                                             222,126
     211,000    Jersey Central Power
                & Light Company
                1st Mortgage,
                6.85%, 11/27/2006                                      214,266
                MidAmerican Energy
                Holdings Company
                Senior Notes:
     200,000    4.63%, 10/01/2007                                      198,555
     575,000    7.63%, 10/15/2007                                      599,260
     245,000    PanEnergy Corporation
                Notes, 7.00%, 10/15/2006                               247,379
     475,000    Pepco Holdings, Inc. Notes,
                3.75%, 02/15/2006                                      474,407
     500,000    Progress Energy, Inc.
                Senior Notes,
                6.75%, 03/01/2006                                      501,570
     300,000    PSEG Power LLC,
                6.88%, 04/15/2006                                      301,554
     200,000    Public Service Electric &
                Gas Co. Notes,
                6.25%, 01/01/2007                                      202,748
     860,000    System Energy Resources
                1st Mortgage,
                4.88%, 10/01/2007                                      853,933
                                                                   -----------
                                                                     4,701,790
                                                                   -----------

MORTGAGE-BACKED SECURITIES - 10.1%
                Bank of America
                Alternative Loan Trust,
   1,334,797    Series 2003-4, Class 2A1,
                5.00%, 06/25/2018                                    1,319,889
                Citicorp Mortgage
                Securities, Inc.:
     301,918    Series 2003-11, Class 2A8,
                5.50%, 12/25/2033                                      301,422
     887,430    Series 2004-3, Class A2,
                5.25%, 05/25/2034                                      880,032
     312,823    Series 2004-4, Class A2,
                5.25%, 06/25/2034                                      304,236
     975,665    Countrywide Alternative
                Loan Trust Series
                2005-50CB, Class 4A1,
                5.00%, 11/25/2020                                      965,694
   1,000,000    Deutsche Alternative
                Securities Inc. Mortgage,
                Series 2005-4, Class A2,
                5.05%, 09/25/2035                                      991,501
                Federal Home Loan
                Mortgage Corporation
                (FHLMC):
     166,682    Series 2548, Class HA,
                4.50%, 01/15/2010                                      165,415
     238,162    Series 2835, Class VK,
                5.50%, 11/15/2012                                      239,881
     729,557    Series 3033, Class LU,
                5.50%, 03/15/2013                                      740,441
     200,000    Series 2592, Class PD,
                5.00%, 07/15/2014                                      199,837
     266,702    Series 2789, Class VM,
                5.50%, 04/15/2015                                      269,072
                Federal National
                Mortgage Association
                (FNMA):
     936,383    5.50%, 07/01/2015                                      944,978
     200,000    Series 2003-4, Class PC,
                5.00%, 12/25/2014                                      199,622
   1,175,000    Series 2003-24, Class LC,
                5.00%, 12/25/2015                                    1,171,453
     250,000    Series 2002-94, Class BG,
                5.00%, 04/25/2016                                      249,414
                Washington Mutual,
     834,796    Series 2004-CB4, Class 21A,
                5.50%, 12/25/2019                                      836,611
                                                                   -----------
                                                                     9,779,498
                                                                   -----------

INTERNATIONAL (U.S. $ DOMINATED) - 1.0%
     175,000    Export-Import Bank
                Korea Notes,
                4.63%, 03/16/2010 F<F47>                               172,096
     200,000    PEMEX Project Funding
                Master Trust:
                6.13%, 08/15/2008 F<F47>                               204,000
     600,000    Korea Development
                Bank Notes,
                3.88%, 03/02/2009 F<F47>                               580,524
                                                                   -----------
                                                                       956,620
                                                                   -----------

TAXABLE MUNICIPAL BONDS - 1.5%
     190,000    Erie, Pennsylvania
                General Obligation,
                5.60%, 11/15/2007                                      191,305
     450,000    New Jersey Economic
                Development Authority,
                0.00%, 02/15/2007 ^<F45> ETM                           427,081
     605,000    Redding California
                Redevelopment Agency
                Tax Allocation,
                6.00%, 09/01/2010                                      624,638
     229,321    Tobacco Settlement
                Financing Corporation,
                Series 2001-A, Class A,
                6.36%, 05/15/2025                                      231,080
                                                                   -----------
                                                                     1,474,104
                                                                   -----------

U.S. GOVERNMENT AGENCY ISSUES - 22.6%
   1,000,000    Federal Home Loan
                Bank (FHLB),
                4.70%, 10/07/2010                                      984,064
                Federal National Mortgage
                Association (FNMA):
  11,675,000    2.38%, 02/15/2007                                   11,371,053
   8,150,000    7.25%, 01/15/2010                                    8,880,085
     750,000    Government Backed
                Trusts, Series T-1,
                0.00%, 11/15/2006 ^<F45>                               721,178
                                                                   -----------
                                                                    21,956,380
                                                                   -----------

U.S. TREASURY OBLIGATIONS - 9.9%
                U.S. Treasury Notes:
   3,300,000    3.00%, 12/31/2006                                    3,253,464
   3,850,000    3.25%, 08/15/2008                                    3,743,374
   2,500,000    6.00%, 08/15/2009                                    2,634,765
                                                                   -----------
                                                                     9,631,603
                                                                   -----------
                Total Long-Term
                Investments
                (Cost $94,879,882)                                  93,874,321
                                                                   -----------

Shares
------
SHORT-TERM INVESTMENTS - 4.2%

MONEY MARKET FUND - 4.2%
   4,070,651    Investment Company
                Cash Reserve Portfolio-
                AIM Fund                                             4,070,651
                                                                   -----------
                Total Short-Term
                Investments
                (Cost $4,070,651)                                    4,070,651
                                                                   -----------
                Total Investments
                (Cost $98,950,533) -
                100.9%                                              97,944,972
                                                                   -----------
                Liabilities in Excess
                of Other Assets - (0.9)%                              (887,004)
                                                                   -----------
                TOTAL NET
                ASSETS - 100.0%                                    $97,057,968
                                                                   -----------
                                                                   -----------

Percentages are stated as a percent of net assets.
 ^<F45>   Non-Income Producing Security
 *<F46>   Unregistered Security
 F<F47>   Foreign Security
    ETM   Escrow to Maturity

                     See notes to the financial statements

BAIRD FUNDS, INC.

ADDITIONAL INFORMATION ON FUND EXPENSES       DECEMBER 31, 2005

EXAMPLE

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05 - 12/31/05).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled "Expenses Paid During Period") is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

ACTUAL VS. HYPOTHETICAL RETURNS
For the Six Months Ended December 31, 2005

                                                                                                 HYPOTHETICAL (5% RETURN
                                                                           ACTUAL                   BEFORE EXPENSES)
                                                                  --------------------------    --------------------------
                                     FUND'S       BEGINNING        ENDING        EXPENSES        ENDING        EXPENSES
                                   ANNUALIZED      ACCOUNT        ACCOUNT          PAID         ACCOUNT          PAID
                                    EXPENSE         VALUE          VALUE          DURING         VALUE          DURING
                                 RATIO(1)<F48>      7/1/05        12/31/05    PERIOD(1)<F48>    12/31/05    PERIOD(1)<F48>
                                 -------------    ---------       --------    --------------    --------    --------------
BAIRD INTERMEDIATE BOND FUND
   Institutional Class               0.30%        $1,000.00      $1,000.40        $1.51        $1,023.69        $1.53
   Investor Class                    0.55%        $1,000.00      $  999.10        $2.77        $1,022.43        $2.80
BAIRD AGGREGATE BOND FUND
   Institutional Class               0.30%        $1,000.00      $  999.50        $1.51        $1,023.69        $1.53
   Investor Class                    0.55%        $1,000.00      $  997.40        $2.77        $1,022.43        $2.80
BAIRD INTERMEDIATE MUNICIPAL
  BOND FUND
   Institutional Class               0.30%        $1,000.00      $  999.80        $1.51        $1,023.69        $1.53
   Investor Class                    0.55%        $1,000.00      $  998.50        $2.77        $1,022.43        $2.80
BAIRD CORE PLUS BOND FUND
   Institutional Class               0.30%        $1,000.00      $  994.40        $1.51        $1,023.69        $1.53
   Investor Class                    0.55%        $1,000.00      $  993.40        $2.76        $1,022.43        $2.80
BAIRD SHORT-TERM BOND FUND
   Institutional Class               0.30%        $1,000.00      $1,008.00        $1.52        $1,023.69        $1.53

(1)<F48> Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

BAIRD FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES       DECEMBER 31, 2005

                                                                                           BAIRD
                                                             BAIRD          BAIRD       INTERMEDIATE      BAIRD          BAIRD
                                                          INTERMEDIATE    AGGREGATE      MUNICIPAL      CORE PLUS      SHORT-TERM
                                                           BOND FUND      BOND FUND      BOND FUND      BOND FUND      BOND FUND
                                                          ------------    ---------     ------------    ---------      ----------
ASSETS:
   Investments, at value (cost $239,561,356,
     $226,939,345, $53,909,839, and $32,711,257
     and $98,950,533 respectively)                        $237,374,510   $226,352,620    $53,951,256    $32,443,179    $97,944,972
   Cash                                                         14,553          8,732             --          2,911             --
   Interest receivable                                       3,754,082      3,113,643        948,528        449,753      1,295,894
   Receivable for Fund shares sold                             235,000        138,143        443,197          6,475        536,131
                                                          ------------   ------------    -----------    -----------    -----------
   Total assets                                            241,378,145    229,613,138     55,342,981     32,902,318     99,776,997
                                                          ------------   ------------    -----------    -----------    -----------
LIABILITIES:
   Payable for securities purchased                          1,414,317      1,125,527             --        196,967      2,673,435
   Payable for Fund shares purchased                         5,187,506            502          1,000         38,547         21,500
   Payable to Advisor and Distributor                           63,109         50,867         18,467          8,594         24,094
   Payable to the Custodian                                     82,747          5,422             --             --             --
   Other liabilities                                                --          8,495             --         35,042             --
                                                          ------------   ------------    -----------    -----------    -----------
   Total liabilities                                         6,747,679      1,190,813         19,467        279,150      2,719,029
                                                          ------------   ------------    -----------    -----------    -----------
NET ASSETS                                                $234,630,466   $228,422,325    $55,323,514    $32,623,168    $97,057,968
                                                          ------------   ------------    -----------    -----------    -----------
                                                          ------------   ------------    -----------    -----------    -----------
NET ASSETS CONSIST OF:
   Capital stock                                          $238,209,625   $229,105,188    $55,498,092    $32,948,372    $98,186,511
   Accumulated undistributed net
     investment income                                         154,379         10,472         19,139             --         40,220
   Accumulated net realized gain (loss)
     on investments sold                                    (1,546,692)      (106,610)      (235,134)       (57,126)      (163,202)
   Net unrealized appreciation (depreciation)
     on investments                                         (2,186,846)      (586,725)        41,417       (268,078)    (1,005,561)
                                                          ------------   ------------    -----------    -----------    -----------
NET ASSETS                                                $234,630,466   $228,422,325    $55,323,514    $32,623,168    $97,057,968
                                                          ------------   ------------    -----------    -----------    -----------
                                                          ------------   ------------    -----------    -----------    -----------
INSTITUTIONAL CLASS SHARES
   Net assets                                             $231,800,807   $227,132,399    $53,831,848    $32,173,459    $97,057,968
   Shares outstanding ($0.01 par value,
     unlimited shares authorized)                           21,970,265     21,554,417      5,095,975      3,199,736      9,912,823
   Net asset value, offering and
     redemption price per share                           $      10.55   $      10.54    $     10.56    $     10.06    $      9.79
                                                          ------------   ------------    -----------    -----------    -----------
                                                          ------------   ------------    -----------    -----------    -----------
INVESTOR CLASS SHARES
   Net assets                                             $  2,829,659   $  1,289,926    $ 1,491,666    $   449,709
   Shares outstanding ($0.01 par value,
     unlimited shares authorized)                              260,531        119,948        138,700         43,664
   Net asset value, offering and
     redemption price per share                           $      10.86   $      10.75    $     10.75    $     10.30
                                                          ------------   ------------    -----------    -----------
                                                          ------------   ------------    -----------    -----------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF OPERATIONS       YEAR ENDED DECEMBER 31, 2005

                                                                                           BAIRD
                                                             BAIRD          BAIRD       INTERMEDIATE      BAIRD          BAIRD
                                                          INTERMEDIATE    AGGREGATE      MUNICIPAL      CORE PLUS      SHORT-TERM
                                                           BOND FUND      BOND FUND      BOND FUND      BOND FUND      BOND FUND
                                                          ------------    ---------     ------------    ---------      ----------
INVESTMENT INCOME:
   Interest income                                         $10,104,354     $7,208,612     $1,876,463     $1,693,252     $2,544,668
                                                           -----------     ----------     ----------     ----------     ----------
   Total investment income                                  10,104,354      7,208,612      1,876,463      1,693,252      2,544,668
                                                           -----------     ----------     ----------     ----------     ----------

EXPENSES:
   Investment advisory fee                                     544,767        370,489        119,102         81,034        166,443
   Administration fee                                          108,953         74,097         23,820         16,207         33,288
   Distribution expense - Investor Class Shares                  7,415          2,467          6,704            767             --
                                                           -----------     ----------     ----------     ----------     ----------
   Total expenses                                              661,135        447,053        149,626         98,008        199,731
                                                           -----------     ----------     ----------     ----------     ----------

NET INVESTMENT INCOME                                        9,443,219      6,761,559      1,726,837      1,595,244      2,344,937
                                                           -----------     ----------     ----------     ----------     ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                    (687,811)       294,456       (209,761)        22,747       (162,401)
   Change in unrealized appreciation/
     depreciation on investments                            (4,795,310)    (3,005,159)      (847,084)      (938,103)      (797,479)
                                                           -----------     ----------     ----------     ----------     ----------
   Net realized and unrealized
     loss on investments                                    (5,483,121)    (2,710,703)    (1,056,845)      (915,356)      (959,880)
                                                           -----------     ----------     ----------     ----------     ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                $ 3,960,098     $4,050,856     $  669,992     $  679,888     $1,385,057
                                                           -----------     ----------     ----------     ----------     ----------
                                                           -----------     ----------     ----------     ----------     ----------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               BAIRD INTERMEDIATE BOND FUND
                                                                           -------------------------------------
                                                                              Year Ended          Year Ended
                                                                           December 31, 2005   December 31, 2004
                                                                           -----------------   -----------------
OPERATIONS:
   Net investment income                                                      $  9,443,219        $  7,270,283
   Net realized loss on investments                                               (687,811)           (599,286)
   Change in unrealized appreciation/depreciation on investments                (4,795,310)           (282,245)
                                                                              ------------        ------------
   Net increase in net assets resulting from operations                          3,960,098           6,388,752
                                                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    71,651,001          67,465,697
   Shares issued to holders in reinvestment of dividends                         8,680,587           6,659,149
   Cost of shares redeemed                                                     (34,654,355)        (29,883,566)
                                                                              ------------        ------------
   Net increase in net assets resulting from capital share transactions         45,677,233          44,241,280
                                                                              ------------        ------------

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                                   (9,464,170)         (7,099,177)
   From realized gains                                                                  --             (27,024)
                                                                              ------------        ------------
   Total Distributions                                                          (9,464,170)         (7,126,201)
                                                                              ------------        ------------

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                                     (118,722)            (85,930)
   From realized gains                                                                  --                (377)
                                                                              ------------        ------------
   Total Distributions                                                            (118,722)            (86,307)
                                                                              ------------        ------------

TOTAL INCREASE IN NET ASSETS                                                    40,054,439          43,417,524

NET ASSETS:
   Beginning of year                                                           194,576,027         151,158,503
                                                                              ------------        ------------
   End of year (including undistributed net investment
     income of $84,156 and $223,829, respectively)                            $234,630,466        $194,576,027
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  BAIRD AGGREGATE BOND FUND
                                                                            ------------------------------------
                                                                               Year Ended         Year Ended
                                                                            December 31, 2005  December 31, 2004
                                                                            -----------------  -----------------
OPERATIONS:
   Net investment income                                                      $  6,761,559        $  4,787,456
   Net realized gain on investments                                                294,456             425,360
   Change in unrealized appreciation/depreciation on investments                (3,005,159)             42,347
                                                                              ------------        ------------
   Net increase in net assets resulting from operations                          4,050,856           5,255,163
                                                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                   119,986,464          49,052,903
   Shares issued to holders in reinvestment of dividends                         6,520,179           4,563,691
   Cost of shares redeemed                                                     (11,028,752)        (29,904,273)
                                                                              ------------        ------------
   Net increase in net assets resulting from capital share transactions        115,477,891          23,712,321
                                                                              ------------        ------------

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                                   (7,004,294)         (4,819,107)
   From realized gains                                                            (149,762)           (311,207)
                                                                              ------------        ------------
   Total Distributions                                                          (7,154,056)         (5,130,314)
                                                                              ------------        ------------

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                                      (43,249)            (13,976)
   From realized gains                                                                (837)             (1,852)
                                                                              ------------        ------------
   Total Distributions                                                             (44,086)            (15,828)
                                                                              ------------        ------------

TOTAL INCREASE IN NET ASSETS                                                   112,330,605          23,821,342

NET ASSETS:
   Beginning of year                                                           116,091,720          92,270,378
                                                                              ------------        ------------
   End of year (including undistributed net investment
     income (loss) of $18,641 and $134,477, respectively)                     $228,422,325        $116,091,720
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           BAIRD INTERMEDIATE MUNICIPAL BOND FUND
                                                                           --------------------------------------
                                                                               Year Ended          Year Ended
                                                                            December 31, 2005   December 31, 2004
                                                                            -----------------   -----------------
OPERATIONS:
   Net investment income                                                       $ 1,726,837         $ 1,357,546
   Net realized loss on investments                                               (209,761)            (24,020)
   Change in unrealized appreciation/depreciation on investments                  (847,084)           (508,690)
                                                                               -----------         -----------
   Net increase in net assets resulting from operations                            669,992             824,836
                                                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    29,861,346          16,224,440
   Shares issued to holders in reinvestment of dividends                         1,440,536           1,121,415
   Cost of shares redeemed                                                     (16,406,963)         (6,337,831)
                                                                               -----------         -----------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                            14,894,919          11,008,024
                                                                               -----------         -----------

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                                   (1,658,407)         (1,230,984)
                                                                               -----------         -----------

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                                      (83,967)            (91,886)
                                                                               -----------         -----------

TOTAL INCREASE IN NET ASSETS                                                    13,822,537          10,509,990

NET ASSETS:
   Beginning of year                                                            41,500,977          30,990,987
                                                                               -----------         -----------
   End of year (including undistributed net investment
     income of $19,139 and $34,676, respectively)                              $55,323,514         $41,500,977
                                                                               -----------         -----------
                                                                               -----------         -----------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  BAIRD CORE PLUS BOND FUND
                                                                            -------------------------------------
                                                                               Year Ended          Year Ended
                                                                            December 31, 2005   December 31, 2004
                                                                            -----------------   -----------------
OPERATIONS:
   Net investment income                                                       $ 1,595,244         $ 1,651,430
   Net realized gain on investments                                                 22,747             944,452
   Change in unrealized appreciation/depreciation on investments                  (938,103)           (365,553)
                                                                               -----------         -----------
   Net increase in net assets resulting from operations                            679,888           2,230,329
                                                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                     4,215,390           2,987,818
   Shares issued to holders in reinvestment of dividends                           936,473           1,182,113
   Cost of shares redeemed                                                      (4,100,728)        (14,342,365)
                                                                               -----------         -----------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                             1,051,135         (10,172,434)
                                                                               -----------         -----------

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                                   (1,692,217)         (1,712,108)
   From realized gains                                                             (21,380)           (550,721)
                                                                               -----------         -----------
   Total Distributions                                                          (1,713,597)         (2,262,829)
                                                                               -----------         -----------

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                                      (15,455)             (5,608)
   From realized gains                                                                (291)             (2,085)
                                                                               -----------         -----------
   Total Distributions                                                             (15,746)             (7,693)
                                                                               -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                              1,680         (10,212,627)

NET ASSETS:
   Beginning of year                                                            32,621,488          42,834,115
                                                                               -----------         -----------
   End of year (including undistributed net investment
     income of $27,534 and $44,701, respectively)                              $32,623,168         $32,621,488
                                                                               -----------         -----------
                                                                               -----------         -----------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   BAIRD SHORT-TERM BOND FUND
                                                                            -----------------------------------------
                                                                                                 For the Period
                                                                                              August 31, 2004(1)<F49>
                                                                               Year Ended            through
                                                                            December 31, 2005   December 31, 2004
                                                                            -----------------   -----------------
OPERATIONS:
   Net investment income                                                       $ 2,344,937          $  243,185
   Net realized loss on investments                                               (162,401)             (8,613)
   Change in unrealized appreciation/depreciation on investments                  (797,479)           (208,082)
                                                                               -----------         -----------
   Net increase in net assets resulting from operations                          1,385,057              26,490
                                                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    81,066,185          33,919,057
   Shares issued to holders in reinvestment of dividends                         2,142,819             158,249
   Cost of shares redeemed                                                     (17,200,778)         (1,899,021)
                                                                               -----------         -----------
   Net increase in net assets resulting from capital share transactions         66,008,226          32,178,285
                                                                               -----------         -----------

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                                   (2,308,315)           (231,775)
                                                                               -----------         -----------

TOTAL INCREASE IN NET ASSETS                                                    65,084,968          31,973,000

NET ASSETS:
   Beginning of period                                                          31,973,000                  --
                                                                               -----------         -----------
   End of period (including undistributed net investment
     income of $37,960 and $12,668, respectively)                              $97,057,968         $31,973,000
                                                                               -----------         -----------
                                                                               -----------         -----------

(1)<F49>  Commencement of operations.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                             BAIRD INTERMEDIATE BOND FUND - INSTITUTIONAL CLASS
                                               -------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 2005              2004             2003              2002              2001
                                               --------          --------         --------          --------          --------
Per Share Data:
   Net asset value, beginning of period       $      10.83     $      10.88      $      10.86     $      10.60       $     10.55
                                              ------------     ------------      ------------     ------------       -----------
Income from investment operations:
   Net investment income                              0.46             0.47(3)           0.49             0.56              0.62(3)
                                                                          <F52>                                                <F52>
   Net realized and unrealized
     gains (losses) on investments                   (0.27)           (0.05)             0.14             0.27              0.08(4)
                                                                                                                               <F53>
                                              ------------     ------------      ------------     ------------       -----------
   Total from investment operations                   0.19             0.42              0.63             0.83              0.70
                                              ------------     ------------      ------------     ------------       -----------
Less distributions:
   Dividends from net investment income              (0.47)           (0.47)            (0.49)           (0.56)            (0.62)
   Distributions from net realized gains                --            (0.00)(2)         (0.12)           (0.01)            (0.03)
                                                                           <F51>
                                              ------------     ------------      ------------     ------------       -----------
   Total distributions                               (0.47)           (0.47)            (0.61)           (0.57)            (0.65)
                                              ------------     ------------      ------------     ------------       -----------
Net asset value, end of period                $      10.55     $      10.83      $      10.88     $      10.86       $     10.60
                                              ------------     ------------      ------------     ------------       -----------
                                              ------------     ------------      ------------     ------------       -----------
Total return                                         1.77%            3.91%             5.89%            8.02%             6.68%
Supplemental data and ratios:
   Net assets, end of period                  $231,800,807     $191,563,699      $149,836,855     $146,236,339       $89,682,104
   Ratio of expenses to average net assets           0.30%            0.30%             0.30%            0.30%             0.30%
   Ratio of net investment income
     to average net assets                           4.34%            4.32%             4.39%            5.20%             5.71%
   Portfolio turnover rate(1)<F50>                   42.1%            44.8%             64.4%            41.1%             79.5%

(1)<F50> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)<F51>  Amount is less than $0.01.
(3)<F52>  Calculated using average shares outstanding during the period.
(4)<F53> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                 BAIRD INTERMEDIATE BOND FUND - INVESTOR CLASS
                                               -------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 2005              2004             2003              2002              2001
                                               --------          --------         --------          --------          --------
Per Share Data:
   Net asset value, beginning of period       $      11.13     $      11.17      $      11.13     $      10.71       $     10.56
                                              ------------     ------------      ------------     ------------       -----------
Income from investment operations:
   Net investment income                              0.45             0.45(3)           0.48             0.54(3)           0.59(3)
                                                                          <F56>                              <F56>             <F56>
   Net realized and unrealized
     gains (losses) on investments                   (0.28)           (0.05)             0.14             0.27              0.08(4)
                                                                                                                               <F57>
                                              ------------     ------------      ------------     ------------       -----------
   Total from investment operations                   0.17             0.40              0.62             0.81              0.67
                                              ------------     ------------      ------------     ------------       -----------
Less distributions:
   Dividends from net investment income              (0.44)           (0.44)            (0.46)           (0.38)            (0.49)
   Distributions from net realized gains                --            (0.00)(2)         (0.12)           (0.01)            (0.03)
                                                                           <F55>
                                              ------------     ------------      ------------     ------------       -----------
   Total distributions                               (0.44)           (0.44)            (0.58)           (0.39)            (0.52)
                                              ------------     ------------      ------------     ------------       -----------
Net asset value, end of period                $      10.86     $      11.13      $      11.17     $      11.13       $     10.71
                                              ------------     ------------      ------------     ------------       -----------
                                              ------------     ------------      ------------     ------------       -----------
Total return                                         1.56%            3.65%             5.61%            7.74%             6.43%
Supplemental data and ratios:
   Net assets, end of period                  $  2,829,659     $  3,012,328      $  1,321,648     $  1,127,162       $ 1,189,191
   Ratio of expenses to average net assets           0.55%            0.55%             0.55%            0.55%             0.55%
   Ratio of net investment income
     to average net assets                           4.09%            4.07%             4.14%            4.95%             5.46%
   Portfolio turnover rate(1)<F54>                   42.1%            44.8%             64.4%            41.1%             79.5%

(1)<F54> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)<F55>  Amount is less than $0.01.
(3)<F56>  Calculated using average shares outstanding during the period.
(4)<F57> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                BAIRD AGGREGATE BOND FUND - INSTITUTIONAL CLASS
                                               -------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 2005              2004             2003              2002              2001
                                               --------          --------         --------          --------          --------
Per Share Data:
   Net asset value, beginning of period       $      10.74     $      10.71      $      10.69     $      10.51       $     10.42
                                              ------------     ------------      ------------     ------------       -----------
Income from investment operations:
   Net investment income                              0.49(2)<F59>     0.49(2)<F59>      0.56             0.62              0.68
   Net realized and unrealized
     gains (losses) on investments                   (0.19)            0.07              0.20             0.23              0.17
                                              ------------     ------------      ------------     ------------       -----------
   Total from investment operations                   0.30             0.56              0.76             0.85              0.85
                                              ------------     ------------      ------------     ------------       -----------
Less distributions:
   Dividends from net investment income              (0.49)           (0.50)            (0.56)           (0.62)            (0.67)
   Distributions from net realized gains             (0.01)           (0.03)            (0.18)           (0.05)            (0.09)
                                              ------------     ------------      ------------     ------------       -----------
   Total distributions                               (0.50)           (0.53)            (0.74)           (0.67)            (0.76)
                                              ------------     ------------      ------------     ------------       -----------
Net asset value, end of period                $      10.54     $      10.74      $      10.71     $      10.69       $     10.51
                                              ------------     ------------      ------------     ------------       -----------
                                              ------------     ------------      ------------     ------------       -----------
Total return                                         2.85%            5.30%             7.19%            8.30%             8.33%
Supplemental data and ratios:
   Net assets, end of period                  $227,132,399     $115,382,862      $ 91,550,534     $ 87,847,176       $83,392,652
   Ratio of expenses to average net assets           0.30%            0.30%             0.30%            0.30%             0.30%
   Ratio of net investment income
     to average net assets                           4.56%            4.58%             4.85%            5.75%             6.33%
   Portfolio turnover rate(1)<F58>                   46.0%            72.6%            106.7%            51.2%             79.2%

(1)<F58> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)<F59>  Calculated using average shares outstanding throughout the period.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                  BAIRD AGGREGATE BOND FUND - INVESTOR CLASS
                                               -------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 2005              2004             2003              2002              2001
                                               --------          --------         --------          --------          --------
Per Share Data:
   Net asset value, beginning of period       $      10.95     $      10.88      $      10.84     $      10.57       $     10.43
                                              ------------     ------------      ------------     ------------       -----------
Income from investment operations:
   Net investment income                              0.47(2)          0.48(2)           0.55             0.60(2)           0.65(2)
                                                         <F61>            <F61>                              <F61>             <F61>
   Net realized and unrealized
     gains (losses) on investments                   (0.19)            0.07              0.19             0.23              0.17
                                              ------------     ------------      ------------     ------------       -----------
   Total from investment operations                   0.28             0.55              0.74             0.83              0.82
                                              ------------     ------------      ------------     ------------       -----------
Less distributions:
   Dividends from net investment income              (0.47)           (0.45)            (0.52)           (0.51)            (0.59)
   Distributions from net realized gains             (0.01)           (0.03)            (0.18)           (0.05)            (0.09)
                                              ------------     ------------      ------------     ------------       -----------
   Total distributions                               (0.48)           (0.48)            (0.70)           (0.56)            (0.68)
                                              ------------     ------------      ------------     ------------       -----------
Net asset value, end of period                $      10.75     $      10.95      $      10.88     $      10.84       $     10.57
                                              ------------     ------------      ------------     ------------       -----------
                                              ------------     ------------      ------------     ------------       -----------
Total return                                         2.54%            5.20%             6.95%            8.08%             7.98%
Supplemental data and ratios:
   Net assets, end of period                  $  1,289,926     $    708,858      $    719,844     $    845,481       $   166,622
   Ratio of expenses to average net assets           0.55%            0.55%             0.55%            0.55%             0.55%
   Ratio of net investment income
     to average net assets                           4.31%            4.33%             4.60%            5.50%             6.08%
   Portfolio turnover rate(1)<F60>                   46.0%            72.6%            106.7%            51.2%             79.2%

(1)<F60> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)<F61>  Calculated using average shares outstanding during the period.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                          BAIRD INTERMEDIATE MUNICIPAL BOND FUND - INSTITUTIONAL CLASS
                                                --------------------------------------------------------------------------------
                                                                                                                      March 30,
                                                                                                                    2001(1)<F62>
                                                                  Year Ended December 31,                              through
                                               -------------------------------------------------------------        December 31,
                                                 2005              2004             2003              2002              2001
                                               --------          --------         --------          --------          --------
Per Share Data:
   Net asset value, beginning of period       $      10.81     $      10.91      $      10.86     $      10.25      $      10.00
                                              ------------     ------------      ------------     ------------       -----------
Income from investment operations:
   Net investment income                              0.39(2)          0.40(2)           0.42(2)          0.43(2)           0.34(2)
                                                         <F63>            <F63>             <F63>            <F63>             <F63>
   Net realized and unrealized
     gains (losses) on investments                   (0.25)           (0.11)             0.10             0.64              0.17(3)
                                                                                                                               <F64>
                                              ------------     ------------      ------------     ------------       -----------
   Total from investment operations                   0.14             0.29              0.52             1.07              0.51
                                              ------------     ------------      ------------     ------------       -----------
Less distributions:
   Dividends from net investment income              (0.39)           (0.39)            (0.43)           (0.46)            (0.25)
   Distributions from net realized gains                --               --             (0.04)           (0.00)(4)         (0.01)
                                                                                                              <F65>
                                              ------------     ------------      ------------     ------------       -----------
   Total distributions                               (0.39)           (0.39)            (0.47)           (0.46)            (0.26)
                                              ------------     ------------      ------------     ------------       -----------
Net asset value, end of period                $      10.56     $      10.81      $      10.91     $      10.86       $     10.25
                                              ------------     ------------      ------------     ------------       -----------
                                              ------------     ------------      ------------     ------------       -----------
Total return                                         1.33%            2.69%             4.91%           10.72%             5.02%(5)
                                                                                                                               <F66>
Supplemental data and ratios:
   Net assets, end of period                  $ 53,831,848     $ 36,889,211      $ 30,234,195     $ 31,221,508       $14,448,572
   Ratio of expenses to average net assets           0.30%            0.30%             0.30%            0.30%             0.30%(6)
                                                                                                                               <F67>
   Ratio of net investment income
     to average net assets                           3.64%            3.70%             3.88%            4.11%             4.32%(6)
                                                                                                                               <F67>
   Portfolio turnover rate(7)<F68>                   13.7%             4.2%             17.7%            32.6%             14.8%(5)
                                                                                                                               <F66>

(1)<F62>  Commencement of operations.
(2)<F63>  Calculated using average shares outstanding during the period.
(3)<F64> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(4)<F65>  Amount is less than $0.01.
(5)<F66>  Not annualized.
(6)<F67>  Annualized.
(7)<F68> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                             BAIRD INTERMEDIATE MUNICIPAL BOND FUND - INVESTOR CLASS
                                               ---------------------------------------------------------------------------------
                                                                                                                      March 30,
                                                                                                                    2001(1)<F69>
                                                                  Year Ended December 31,                              through
                                               -------------------------------------------------------------        December 31,
                                                 2005              2004             2003              2002              2001
                                               --------          --------         --------          --------          --------
Per Share Data:
   Net asset value, beginning of period       $      10.99     $      11.09      $      11.02     $      10.27      $      10.00
                                              ------------     ------------      ------------     ------------       -----------
Income from investment operations:
   Net investment income                              0.37(2)          0.38(2)           0.40(2)          0.41(2)           0.31(2)
                                                         <F70>            <F70>             <F70>            <F70>             <F70>
   Net realized and unrealized
     gains (losses) on investments                   (0.25)           (0.12)             0.10             0.64              0.17(3)
                                                                                                                               <F71>
                                              ------------     ------------      ------------     ------------       -----------
   Total from investment operations                   0.12             0.26              0.50             1.05              0.48
                                              ------------     ------------      ------------     ------------       -----------
Less distributions:
   Dividends from net investment income              (0.36)           (0.36)            (0.39)           (0.30)            (0.20)
   Distributions from net realized gains                --               --             (0.04)           (0.00)(4)         (0.01)
                                                                                                              <F72>
                                              ------------     ------------      ------------     ------------       -----------
   Total distributions                               (0.36)           (0.36)            (0.43)           (0.30)            (0.21)
                                              ------------     ------------      ------------     ------------       -----------
Net asset value, end of period                $      10.75     $      10.99      $      11.09     $      11.02       $     10.27
                                              ------------     ------------      ------------     ------------       -----------
                                              ------------     ------------      ------------     ------------       -----------
Total return                                         1.13%            2.40%             4.69%           10.46%             4.74%(5)
                                                                                                                               <F73>
Supplemental data and ratios:
   Net assets, end of period                  $  1,491,666     $  4,611,766      $    756,792     $    706,207       $   624,209
   Ratio of expenses to average net assets           0.55%            0.55%             0.55%            0.55%             0.55%(6)
                                                                                                                               <F74>
   Ratio of net investment income
     to average net assets                           3.39%            3.45%             3.63%            3.86%             4.07%(6)
                                                                                                                               <F74>
   Portfolio turnover rate(7)<F75>                   13.7%             4.2%             17.7%            32.6%             14.8%(5)
                                                                                                                               <F73>

(1)<F69>  Commencement of operations.
(2)<F70>  Calculated using average shares outstanding during the period.
(3)<F71> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(4)<F72>  Amount is less than $0.01.
(5)<F73>  Not annualized.
(6)<F74>  Annualized.
(7)<F75> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                BAIRD CORE PLUS BOND FUND - INSTITUTIONAL CLASS
                                               -------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 2005              2004             2003              2002              2001
                                               --------          --------         --------          --------          --------
Per Share Data:
   Net asset value, beginning of period       $      10.38     $      10.45      $      10.45     $      10.42       $     10.45
                                              ------------     ------------      ------------     ------------       -----------
Income from investment operations:
   Net investment income                              0.51(2)          0.54              0.56             0.62              0.65
                                                         <F77>
   Net realized and unrealized
     gains (losses) on investments                   (0.28)            0.10              0.36             0.07              0.05
                                              ------------     ------------      ------------     ------------       -----------
   Total from investment operations                   0.23             0.64              0.92             0.69              0.70
                                              ------------     ------------      ------------     ------------       -----------
Less distributions:
   Dividends from net investment income              (0.54)           (0.53)            (0.56)           (0.62)            (0.66)
   Distributions from net realized gains             (0.01)           (0.18)            (0.36)           (0.04)            (0.07)
                                              ------------     ------------      ------------     ------------       -----------
   Total distributions                               (0.55)           (0.71)            (0.92)           (0.66)            (0.73)
                                              ------------     ------------      ------------     ------------       -----------
Net asset value, end of period                $      10.06     $      10.38      $      10.45     $      10.45       $     10.42
                                              ------------     ------------      ------------     ------------       -----------
                                              ------------     ------------      ------------     ------------       -----------
Total return                                         2.23%            6.29%             8.94%            6.90%             6.84%
Supplemental data and ratios:
   Net assets, end of period                  $ 32,173,459     $ 32,495,641      $ 42,709,634     $ 54,221,923       $69,182,002
   Ratio of expenses to average net assets           0.30%            0.30%             0.30%            0.30%             0.30%
   Ratio of net investment income
     to average net assets                           4.92%            4.85%             4.56%            6.03%             6.25%
   Portfolio turnover rate(1)<F76>                   37.6%            52.5%            103.1%            66.8%             47.0%

(1)<F76> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)<F77>  Calculated using average shares outstanding during the period.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                  BAIRD CORE PLUS BOND FUND - INVESTOR CLASS
                                               -------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 2005              2004             2003              2002              2001
                                               --------          --------         --------          --------          --------
Per Share Data:
   Net asset value, beginning of period       $      10.62     $      10.67      $      10.65     $      10.49       $     10.45
                                              ------------     ------------      ------------     ------------       -----------
Income from investment operations:
   Net investment income                              0.49(2)          0.53              0.53(2)          0.60(2)           0.64(2)
                                                         <F79>                              <F79>            <F79>             <F79>
   Net realized and unrealized
     gains (losses) on investments                   (0.29)            0.10              0.37             0.07              0.05
                                              ------------     ------------      ------------     ------------       -----------
   Total from investment operations                   0.20             0.63              0.90             0.67              0.69
                                              ------------     ------------      ------------     ------------       -----------
Less distributions:
   Dividends from net investment income              (0.51)           (0.50)            (0.52)           (0.47)            (0.58)
   Distributions from net realized gains             (0.01)           (0.18)            (0.36)           (0.04)            (0.07)
                                              ------------     ------------      ------------     ------------       -----------
   Total distributions                               (0.52)           (0.68)            (0.88)           (0.51)            (0.65)
                                              ------------     ------------      ------------     ------------       -----------
Net asset value, end of period                      $10.30           $10.62            $10.67           $10.65            $10.49
                                              ------------     ------------      ------------     ------------       -----------
                                              ------------     ------------      ------------     ------------       -----------
Total return                                         1.93%            6.09%             8.60%            6.58%             6.70%
Supplemental data and ratios:
   Net assets, end of period                  $    449,709     $    125,847      $    124,481     $    296,026       $   258,351
   Ratio of expenses to average net assets           0.55%            0.55%             0.55%            0.55%             0.55%
   Ratio of net investment income
     to average net assets                           4.67%            4.60%             4.31%            5.78%             6.00%
   Portfolio turnover rate(1)<F78>                   37.6%            52.5%            103.1%            66.8%             47.0%

(1)<F78> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)<F79>  Calculated using average shares outstanding during the period.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                  BAIRD SHORT-TERM BOND FUND -
                                                                       INSTITUTIONAL CLASS
                                                             --------------------------------------
                                                              Year Ended    August 31, 2004(1)<F80>
                                                             December 31,           through
                                                                 2005          December 31, 2004
                                                             ------------      -----------------
Per Share Data:
   Net asset value, beginning of period                       $      9.93         $     10.00
                                                              -----------         -----------
Income from investment operations:
   Net investment income                                             0.33                0.08
   Net realized and unrealized
     losses on investments                                          (0.15)              (0.07)
                                                              -----------         -----------
   Total from investment operations                                  0.18                0.01
                                                              -----------         -----------
Less distributions:
   Dividends from net investment income                             (0.32)              (0.08)
                                                              -----------         -----------
Net asset value, end of period                                $      9.79         $      9.93
                                                              -----------         -----------
                                                              -----------         -----------
Total return                                                        1.85%               0.10%(2)<F81>
Supplemental data and ratios:
   Net assets, end of period                                  $97,057,968         $31,973,000
   Ratio of expenses to average net assets                          0.30%               0.30%(3)<F82>
   Ratio of net investment income
     to average net assets                                          3.52%               2.60%(3)<F82>
   Portfolio turnover rate(4)<F83>                                  31.8%               16.7%(2)<F81>

(1)<F80>  Commencement of operations.
(2)<F81>  Not annualized.
(3)<F82>  Annualized.
(4)<F83> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS       DECEMBER 31, 2005

1.   ORGANIZATION

Baird Funds, Inc. (the "Corporation") was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The accompanying financial statements include the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund (each, a "Fund" and collectively, the "Funds"), five of the eight portfolios comprising the Corporation, each of which is diversified within the meaning of the 1940 Act. Robert W. Baird & Co. Incorporated ("Baird" or the "Advisor") serves as investment advisor to the Funds.

The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced operations with the sale of both Institutional and Investor class shares on September 29, 2000. The Baird Intermediate Municipal Bond Fund commenced operations with the sale of both Institutional and Investor class shares on March 30, 2001. The Baird Short-Term Bond Fund commenced operations with the sale of Institutional Class Shares on August 31, 2004. The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.

The investment objective of the Baird Intermediate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The primary investment objective of the Baird Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax. A secondary objective is to provide total return with relatively low volatility of principal.

The investment objective of the Baird Core Plus Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers U.S. Universal Bond Index. The Lehman Brothers U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation - Because market quotations for most debt securities are not readily available, debt securities are stated at fair value as furnished by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as on market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium. Investments in mutual funds are valued at their stated net asset value. Common stocks that are listed on a securities exchange are valued at the last quoted sales price. Securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. If such securities were not traded on the valuation date they are valued at the average of the current bid and asked price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by a valuation committee of the Advisor pursuant to authority delegated, and in accordance with procedures approved, by the Board of Directors. In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security.
     It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

b) Unregistered Securities - Four of the Funds own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The value of such securities for the Baird Intermediate Bond, Baird Aggregate Bond, Baird Core Plus Bond and Baird Short-Term Bond Funds were $11,830,828 (5.04% of net assets), $7,261,419 (3.18% of net assets), $2,181,632 (6.69% of net assets) and $3,685,043
     (3.80% of net assets), respectively, at December 31, 2005. Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors. These securities generally consist of securities issued pursuant to Rule 144A under the Securities Act of 1933.

c) Foreign Securities - The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include currency rate fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d) Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

e) Allocation of Income and Expenses - Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares. Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets. Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets.

f) Distributions to Shareholders - Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

g) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

3. CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

BAIRD INTERMEDIATE BOND FUND

                                         Year Ended                                                             Year Ended
                                      December 31, 2005                                                      December 31, 2005
                                 ---------------------------                                            --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $ 71,323,424      6,670,157          Shares sold                        $  327,577         29,867
Shares issued through                                                 Shares issued through
  reinvestment of dividends         8,583,507        804,972            reinvestment of dividends            97,080          8,844
Shares redeemed                   (34,120,091)    (3,198,827)         Shares redeemed                      (534,264)       (48,785)
                                 ------------     ----------                                             ----------        -------
Net Increase                     $ 45,786,840      4,276,302          Net Decrease                       $ (109,607)       (10,074)
                                 ------------                                                            ----------
                                 ------------                                                            ----------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                            17,693,963             Beginning of period                               270,605
                                                  ----------                                                               -------
   End of period                                  21,970,265             End of period                                     260,531
                                                  ----------                                                               -------
                                                  ----------                                                               -------

                                         Year Ended                                                             Year Ended
                                      December 31, 2004                                                      December 31, 2004
                                 ---------------------------                                            --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $ 65,558,500      6,038,526          Shares sold                        $1,907,197        170,365
Shares issued through                                                 Shares issued through
  reinvestment of dividends         6,589,217        608,839            reinvestment of dividends            69,932          6,291
Shares redeemed                   (29,612,681)    (2,727,641)         Shares redeemed                      (270,885)       (24,345)
                                 ------------     ----------                                             ----------        -------
Net Increase                     $ 42,535,036      3,919,724          Net Increase                       $1,706,244        152,311
                                 ------------                                                            ----------
                                 ------------                                                            ----------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                            13,774,239             Beginning of period                               118,294
                                                  ----------                                                               -------
   End of period                                  17,693,963             End of period                                     270,605
                                                  ----------                                                               -------
                                                  ----------                                                               -------

BAIRD AGGREGATE BOND FUND

                                         Year Ended                                                             Year Ended
                                      December 31, 2005                                                      December 31, 2005
                                 ---------------------------                                            --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $119,199,176     11,216,865          Shares sold                         $ 787,288         72,544
Shares issued through                                                 Shares issued through
  reinvestment of dividends         6,483,075        609,270            reinvestment of dividends            37,104          3,418
Shares redeemed                   (10,800,456)    (1,013,347)         Shares redeemed                      (228,296)       (20,735)
                                 ------------     ----------                                              ---------        -------
Net Increase                     $114,881,795     10,812,788          Net Increase                        $ 596,096         55,227
                                 ------------                                                             ---------
                                 ------------                                                             ---------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                            10,741,629             Beginning of period                                64,721
                                                  ----------                                                               -------
   End of period                                  21,554,417             End of period                                     119,948
                                                  ----------                                                               -------
                                                  ----------                                                               -------

                                         Year Ended                                                             Year Ended
                                      December 31, 2004                                                      December 31, 2004
                                 --------------------------                                             --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $ 48,367,650      4,492,828          Shares sold                         $ 685,253         62,158
Shares issued through                                                 Shares issued through
  reinvestment of dividends         4,549,171        425,224            reinvestment of dividends            14,520          1,326
Shares redeemed                   (29,182,312)    (2,725,437)         Shares redeemed                      (721,961)       (64,948)
                                 ------------     ----------                                              ---------        -------
Net Increase                     $ 23,734,509      2,192,615          Net Decrease                        $ (22,188)        (1,464)
                                 ------------                                                             ---------
                                 ------------                                                             ---------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                             8,549,014             Beginning of period                                66,185
                                                  ----------                                                               -------
   End of period                                  10,741,629             End of period                                      64,721
                                                  ----------                                                               -------
                                                  ----------                                                               -------

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

                                         Year Ended                                                             Year Ended
                                      December 31, 2005                                                      December 31, 2005
                                 ---------------------------                                            --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $ 28,720,646      2,699,678          Shares sold                       $ 1,140,700        104,296
Shares issued through                                                 Shares issued through
  reinvestment of dividends         1,391,125        130,582           reinvestment of dividends             49,411          4,548
Shares redeemed                   (12,175,572)    (1,147,777)         Shares redeemed                    (4,231,391)      (389,626)
                                 ------------     ----------                                            -----------       --------
Net Increase                     $ 17,936,199      1,682,483          Net Decrease                      $(3,041,280)      (280,782)
                                 ------------                                                           -----------
                                 ------------                                                           -----------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                             3,413,492             Beginning of period                               419,482
                                                  ----------                                                              --------
   End of period                                   5,095,975             End of period                                     138,700
                                                  ----------                                                              --------
                                                  ----------                                                              --------

                                         Year Ended                                                             Year Ended
                                      December 31, 2004                                                      December 31, 2004
                                 ---------------------------                                            --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $ 11,175,557      1,016,975          Shares sold                       $ 5,048,883        456,491
Shares issued through                                                 Shares issued through
  reinvestment of dividends         1,044,261         96,858            reinvestment of dividends            77,154          7,040
Shares redeemed                    (5,105,189)      (471,111)         Shares redeemed                    (1,232,642)      (112,263)
                                 ------------     ----------                                            -----------       --------
Net Increase                     $  7,114,629        642,722          Net Increase                      $ 3,893,395        351,268
                                 ------------                                                           -----------
                                 ------------                                                           -----------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                             2,770,770             Beginning of period                                68,214
                                                  ----------                                                              --------
   End of period                                   3,413,492             End of period                                     419,482
                                                  ----------                                                              --------
                                                  ----------                                                              --------

BAIRD CORE PLUS BOND FUND

                                         Year Ended                                                             Year Ended
                                      December 31, 2005                                                      December 31, 2005
                                 ---------------------------                                            --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $  3,826,490        370,555          Shares sold                         $ 388,900         36,683
Shares issued through                                                 Shares issued through
  reinvestment of dividends           923,131         90,264            reinvestment of dividends            13,342          1,281
Shares redeemed                    (4,036,994)      (391,795)         Shares redeemed                       (63,734)        (6,148)
                                 ------------     ----------                                              ---------        -------
Net Increase                     $    712,627         69,024          Net Increase                        $ 338,508         31,816
                                 ------------                                                             ---------
                                 ------------                                                             ---------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                             3,130,712             Beginning of period                                11,848
                                                  ----------                                                               -------
   End of period                                   3,199,736             End of period                                      43,664
                                                  ----------                                                               -------
                                                  ----------                                                               -------

                                         Year Ended                                                             Year Ended
                                      December 31, 2004                                                      December 31, 2004
                                 ---------------------------                                            --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $  2,974,318        282,586          Shares sold                         $  13,500          1,261
Shares issued through                                                 Shares issued through
  reinvestment of dividends         1,177,007        113,096            reinvestment of dividends             5,106            480
Shares redeemed                   (14,326,134)    (1,353,665)         Shares redeemed                       (16,231)        (1,555)
                                 ------------     ----------                                              ---------        -------
Net Decrease                     $(10,174,809)      (957,983)         Net Increase                        $   2,375            186
                                 ------------                                                             ---------
                                 ------------                                                             ---------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                             4,088,695             Beginning of period                                11,662
                                                  ----------                                                               -------
   End of period                                   3,130,712             End of period                                      11,848
                                                  ----------                                                               -------
                                                  ----------                                                               -------

BAIRD SHORT-TERM BOND FUND

                                                                                                          August 31, 2004(1)<F84>
                                         Year Ended                                                               through
                                      December 31, 2005                                                      December 31, 2004
                                 ---------------------------                                            --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $            Shares
                                 ------------     ----------                                            ------------    ----------
Shares sold                      $ 81,066,185      8,221,158          Shares sold                       $33,919,057      3,395,735
Shares issued through                                                 Shares issued through
  reinvestment of dividends         2,142,819        217,900            reinvestment of dividends           158,249         15,909
Shares redeemed                   (17,200,778)    (1,746,644)         Shares redeemed                    (1,899,021)      (191,235)
                                 ------------     ----------                                            -----------      ---------
Net Increase                     $ 66,008,226      6,692,414          Net Increase                      $32,178,285      3,220,409
                                 ------------                                                           -----------
                                 ------------                                                           -----------
Shares Outstanding:                                                   Shares Outstanding:
   Beginning of period                             3,220,409             Beginning of period                                    --
                                                  ----------                                                             ---------
   End of period                                   9,912,823             End of period                                   3,220,409
                                                  ----------                                                             ---------
                                                  ----------                                                             ---------

(1)<F84>  Commencement of operations.

4.   INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                         Baird
                           Baird          Baird       Intermediate      Baird          Baird
                        Intermediate    Aggregate      Municipal      Core Plus      Short-Term
                         Bond Fund      Bond Fund      Bond Fund      Bond Fund      Bond Fund
                        ------------    ---------     ------------    ---------      ----------
Purchases:
   U.S. Government      $55,580,226    $100,762,279   $        --     $8,354,348    $29,554,206
   Other                $76,147,301    $ 75,385,080   $22,009,646     $5,376,258    $54,551,653
Sales:
   U.S. Government      $53,759,324    $ 44,340,210   $        --     $6,064,469    $ 6,693,208
   Other                $33,854,631    $ 20,986,759   $ 6,186,845     $5,564,558    $12,635,326

At December 31, 2005, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

                                                                               INTERMEDIATE
                                           INTERMEDIATE        AGGREGATE         MUNICIPAL        CORE PLUS        SHORT-TERM
                                            BOND FUND          BOND FUND         BOND FUND        BOND FUND         BOND FUND
                                           ------------        ---------       ------------       ---------        ----------
Cost of Investments                        $239,607,514      $227,139,832       $53,915,238      $32,740,923       $98,961,175
                                           ------------      ------------       -----------      -----------       -----------
                                           ------------      ------------       -----------      -----------       -----------
Gross unrealized appreciation              $  2,412,159      $  2,579,325       $   457,271      $   839,033       $    30,812
Gross unrealized depreciation                (4,645,163)       (3,366,537)         (421,253)      (1,136,777)       (1,047,015)
                                           ------------      ------------       -----------      -----------       -----------
Net unrealized appreciation/depreciation   $ (2,233,004)     $   (787,212)      $    36,018      $  (297,744)      $(1,016,203)
                                           ------------      ------------       -----------      -----------       -----------
                                           ------------      ------------       -----------      -----------       -----------
Undistributed ordinary income              $    154,379      $     10,472       $    19,139      $        --       $    40,220
Undistributed long-term capital gain                 --           121,173                --               --                --
                                           ------------      ------------       -----------      -----------       -----------
Total distributable earnings               $    154,379      $    131,645       $    19,139      $        --       $    40,220
                                           ------------      ------------       -----------      -----------       -----------
                                           ------------      ------------       -----------      -----------       -----------
Other accumulated gains (losses)           $ (1,500,534)     $    (27,296)      $  (229,735)     $   (27,460)      $  (152,560)
                                           ------------      ------------       -----------      -----------       -----------
Total accumulated earnings (losses)        $ (3,579,159      $   (682,863)      $  (174,578)     $  (325,204)      $(1,128,543)
                                           ------------      ------------       -----------      -----------       -----------
                                           ------------      ------------       -----------      -----------       -----------

Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes.

The tax components of dividends paid during the periods ended December 31, 2005 and 2004 were:

                                                          2005                                    2004
                                           ---------------------------------       ---------------------------------
                                              ORDINARY           LONG-TERM            ORDINARY           LONG-TERM
                                               INCOME          CAPITAL GAINS           INCOME          CAPITAL GAINS
                                           DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS
                                           -------------       -------------       -------------       -------------
Baird Intermediate Bond Fund                 $9,582,892          $       --          $7,212,508          $       --
Baird Aggregate Bond Fund                    $7,047,543          $  150,599          $5,007,328          $  138,814
Baird Intermediate Municipal Bond Fund       $       --          $       --          $    8,850          $       --
Baird Core Plus Bond Fund                    $1,707,672          $   21,671          $1,816,264          $  454,258
Baird Short-Term Bond Fund                   $2,308,315          $       --          $  231,775          $       --

For the years ended December 31, 2005 and 2004, distributions of $1,742,374 and $1,314,020, respectively, from the Baird Intermediate Municipal Bond Fund were tax-exempt.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005, the Baird Intermediate Bond, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond, Baird Core Plus Bond Fund and Baird Short-Term Bond Funds elected to defer capital losses occurring between November 1, 2005 and December 31, 2005 in the amount of $79,987, $24,385, $38,449, $21,481 and $85,220, respectively.

At December 31, 2005, the Baird Intermediate Bond, Baird Intermediate Municipal Bond, Baird Core Plus Bond and Baird Short-Term Bond Funds had accumulated net realized capital loss carryovers of $1,423,683, $191,286, $5,975 and $67,340, respectively. With respect to the Baird Intermediate Bond Fund, $485,569 of the capital loss carryover expires in 2012 and $938,114 expires in 2013. With respect to the Baird Intermediate Municipal Bond Fund, $6,626 of the capital loss carryover expires in 2012 and $184,660 in 2013. With respect to the Baird Core Plus Bond Fund, $5,975 of the capital loss carryover expires in 2013. With respect to the Baird Short-Term Bond Fund, $8,150 of the capital loss carryover expires in 2012 and $59,190 expires in 2013. To the extent these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforward.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund as applied to the respective Fund's average daily net assets. Certain officers of the Advisor are also officers of the Funds.

The Funds have entered into an Administration Agreement with Baird. Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees and fees under the 12b-1 plan. Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund as applied to the respective Fund's average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Baird (the "Distributor") is the distributor of the Funds pursuant to a distribution agreement.

6. DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds' Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Funds' Investor Class Shares. The Baird Intermediate Bond, Baird Aggregate Bond, Baird Intermediate Municipal Bond and Baird Core Plus Bond Funds incurred $7,415, $2,467, $6,704 and $767, respectively, in fees pursuant to the Plan during the year ended December 31, 2005.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Baird Funds, Inc:

We have audited the accompanying statements of assets and liabilities of Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund (five of the portfolios constituting Baird Funds, Inc., hereafter referred to as the "Funds"), including the schedules of investments as of December 31, 2005, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the Funds for the years or periods ended December 31, 2004 and prior were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 22, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Baird Funds, Inc. as of December 31, 2005, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Grant Thornton LLP

Chicago, Illinois
February 15, 2006

BAIRD FUNDS, INC.

DIRECTORS & OFFICERS AS OF DECEMBER 31, 2005

                                                                                                     Number of
                                                                                                     Portfolios    Other
                            Position(s) Term of Office    Principal                                  in Complex    Directorships
                            Held with   and Length of     Occupation(s)                              Overseen      Held
Name, Address, and Age      the Funds   Time Served       During Past 5 Years                        by Director   by Director
----------------------      ----------- --------------    -------------------                        -----------   -------------

G. Frederick Kasten, Jr.*   Director    Indefinite;       Retired; Chairman, the Advisor (January        8         Director of
                      <F85> And         Since September   2000-December 2005); Chairman & CEO, the                 Regal-Beloit
777 East Wisconsin Avenue   Chairman    2000              Advisor (January 1998-January 2000);                     Corporation,
Milwaukee, WI  53202                                      President, Chairman and CEO, the Advisor                 a manufacturing
Age:  66                                                  (June 1983-January 1998); President, the                 company
                                                          Advisor (January 1979-January 1983)

John W. Feldt               Independent Indefinite;       Senior Vice President-Finance, University      8         Director of
University of               Director    Since September   of Wisconsin Foundation since 1985; Vice                 Thompson
Wisconsin Foundation                    2000              President-Finance, University of Wisconsin               Plumb Funds,
1848 University Avenue                                    Foundation (1980-1985); Associate Director,              Inc., a mutual
Madison, WI  53705                                        University of Wisconsin Foundation                       fund complex
Age:  63                                                  (1967-1980)                                              of which Mr.
                                                                                                                   Feldt oversees
                                                                                                                   2 portfolios

George C. Kaiser            Independent Indefinite;       CEO, George Kaiser & Co., a business           8         None
759 N. Milwaukee Street     Director    Since September   consulting company, since 1999; Chairman
Milwaukee, WI  53202                    2000              and CEO, Hanger Tight Company, a
Age:  72                                                  manufacturing company (1988-1999);
                                                          Chairman and CEO, Interstore Transfer
                                                          Systems, Ltd., a manufacturing company
                                                          (1992-1999); Chairman, International
                                                          Retail Services Group, Ltd. (1995-1999);
                                                          Executive Vice President, Arandell Schmidt
                                                          Co., a catalog printer company (1984-1987);
                                                          various positions Arthur Andersen & Co.
                                                          (1957-1964, 1967-1984), most recently serving
                                                          as Partner (1969-1984); Secretary of Administration,
                                                          State of Wisconsin (1965-1967)

Frederick P. Stratton, Jr.  Independent Indefinite;       Retired; Chairman Emeritus, Briggs &           8         Director of
777 East Wisconsin Avenue   Director    Since May         Stratton Corporation, a manufacturing                    Midwest Air
Suite 1400                              2004              company, since 2003; Chairman of the Board,              Group, Inc., an
Milwaukee, WI  53202                                      Briggs & Stratton Corporation (2001-2002);               airline company;
Age:  66                                                  Chairman and CEO, Briggs & Stratton                      Weyco Group,
                                                          Corporation (1986-2001)                                  Inc., a men's
                                                                                                                   footwear
                                                                                                                   distributor;
                                                                                                                   Wisconsin
                                                                                                                   Energy
                                                                                                                   Corporation and
                                                                                                                   its subsidiaries
                                                                                                                   Wisconsin
                                                                                                                   Electric
                                                                                                                   Company and
                                                                                                                   Wisconsin Gas
                                                                                                                   Company

Mary Ellen Stanek           President   Indefinite;       Managing Director, the Advisor, and Chief      N/A       N/A
777 East Wisconsin Avenue               Since September   Investment Officer, Baird Advisors, a
Milwaukee, WI  53202                    2000              department of the Advisor, since March 2000;
Age:  49                                                  President and CEO, Firstar Investment
                                                          Research & Management Company, LLC ("FIRMCO")
                                                          (November 1998-February 2000); President,
                                                          Firstar Funds, Inc. (December 1998-March 2000);
                                                          President and Chief Operating Officer, FIRMCO
                                                          (March 1994-November 1998)

J. Bary Morgan              Senior Vice Indefinite;       Chief Investment Officer, Baird Investment     N/A       N/A
777 East Wisconsin Avenue   President   Since February    Management, a department of the Advisor,
Milwaukee, WI 53202                     2003              since January 2004; Managing Director, the
Age: 40                                                   Advisor, since January 2001; Director, Baird
                                                          Investment Management (January 2001-January
                                                          2004); Senior Vice President, the Advisor
                                                          (January 2000-January 2001); First Vice
                                                          President, the Advisor (January 1996-
                                                          January 2000)

Todd S. Nichol              Vice        Indefinite;       Chief Compliance Officer, the Advisor since    N/A       N/A
777 East Wisconsin Avenue   President   Since August      October 2004; Assistant Compliance Director,
Milwaukee, WI 53202         and Chief   2004              the Advisor since August 2002; Senior Vice
Age: 43                     Compliance                    President, the Advisor since January 2005;
                            Officer                       First Vice President, the Advisor (January
                                                          2004-January 2005): Vice President, the
                                                          Advisor (August 2002-January 2004); Vice
                                                          President-Risk Management, BNY Clearing
                                                          Services, LLC, a division of The Bank of
                                                          New York (August 1995-August 2002)

Russell P. Schwei           Vice        Indefinite;       Operations Director, the Advisor since         N/A       N/A
777 East Wisconsin Avenue   President   Since September   July 1992; Managing Director, the Advisor
Milwaukee, WI 53202                     2000              since January 1997; Chief Financial
Age: 46                                                   Officer and Managing Director, the Advisor
                                                          (February 1999-December 1999).

Leonard M. Rush             Treasurer   Indefinite;       Chief Financial Officer, the Advisor since     N/A       N/A
777 East Wisconsin Avenue               Since September   January 2000
Milwaukee, WI 53202                     2000
Age: 59

Charles M. Weber            Secretary   Indefinite;       Senior Vice President and Associate General    N/A       N/A
777 East Wisconsin Avenue               Since August      Counsel, the Advisor since July 2005;
Milwaukee, WI 53202                     2005              Partner, Quarles & Brady LLP, a law firm
Age: 42                                                   (October 1998-June 2005)

*<F85> Mr. Kasten is an "interested person" of the Corporation (as defined in the 1940 Act) because he serves as the Chairman of the Advisor.

Additional information about the Funds' directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD.

BAIRD FUNDS, INC.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR THE BAIRD BOND FUNDS

The Board of Directors (the "Board") of Baird Funds, Inc (the "Corporation") met on August 15, 2005 to consider the annual renewal of the Investment Advisory Agreement with Robert W. Baird & Co. Incorporated ("Baird" or the "Advisor") for the management of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds (the "Funds"). The Board reviewed and discussed numerous documents that had been provided prior to the meeting, including the Investment Advisory Agreement, memoranda prepared by outside legal counsel and the Secretary of the Funds discussing in detail the Board's fiduciary obligations and the factors it should assess in considering the renewal of the Investment Advisory Agreement, information about the Advisor (including its Form ADV, Annual Report and statement of financial condition), comparative information about the Funds' performance, management fees and expense ratios for the periods ended June 30, 2005, and other pertinent information. The Directors who are not "interested persons" of the Corporation or the Advisor ("Independent Directors"), within the meaning of the Investment Company Act of 1940 (the "1940 Act"), met separately in executive session with counsel to consider the agreement. The Board also received information periodically throughout the year that was relevant to its Investment Advisory Agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of information provided by the Advisor, in conjunction with the Funds' other service providers, the Board, including all of the Independent Directors, approved the annual continuation of the Investment Advisory Agreement for the Funds for an additional one-year period.

In considering the agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS
------------------------------------------------------------

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds. The Board reviewed and considered the Advisor's significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures. The Board noted the Advisor's overall reputation and positive name recognition, the depth of the Advisor's personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds' investments. The Board considered the Advisor's disciplined investment decision-making process used for the Funds. The Board also considered other services that the Advisor rendered to the Funds in its capacity as their investment advisor, such as providing some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Fund's investment policies and restrictions, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds' other service providers. In addition, the Board considered that the Advisor provides administrative services to each Fund at an annual rate of 0.05% of the Fund's average daily net assets, and is responsible for paying the Fund's custody, transfer agency, accounting, pricing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees), which has the effect of capping the Funds' expense ratios at 0.55% and 0.30% for Investor and Institutional Class shares, respectively. The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds. The Board also considered the strength of the Advisor's compliance department, including the Funds' chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched. The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Fund were appropriate and that each Fund was likely to continue to benefit from services provided under the Investment Advisory Agreement.

INVESTMENT PERFORMANCE OF THE ADVISOR AND THE FUNDS
---------------------------------------------------

In considering the investment performance of each Fund, the Board reviewed information as of June 30, 2005 regarding the Fund's performance in comparison to its benchmark index and its peer groups as determined by Lipper. With respect to each Fund's performance relative to its benchmark index, the Board noted that the Baird Intermediate Bond Fund had outperformed the Lehman Brothers Intermediate Government/Credit Index, the Baird Aggregate Bond Fund had outperformed the Lehman Brothers Aggregate Bond Index and the Baird Core Plus Bond Fund had outperformed the Lehman Brothers U.S. Universal Bond Index, in each case for the one-year, three-year and since inception periods ending June 30, 2005. The Board also noted that, while the performance of the Baird Intermediate Municipal Bond Fund was comparable but lower than the Lehman Brothers 10-Year General Obligation Bond Index for each of the one-year, three-year and since inception periods ended June 30, 2005, the Advisor had kept the Board informed of the investment strategy of the Fund and discussed with the Board that the Fund was deliberately managed with measurably less interest rate and credit risk than the benchmark index. The Board also reviewed the brief 10-month performance history of the Baird Short-Term Bond Fund and considered that it had outperformed its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, during that time.

The Board also reviewed information regarding the performance of each Fund relative to other mutual funds with a similar investment objective as determined by Lipper. The Board observed that the performance of the Institutional and Investor Class shares of the Baird Intermediate Bond Fund over the three-year and since inception periods ended June 30, 2005 was better than the Lipper Intermediate Investment Grade Debt Fund average; the performance of the Institutional and Investor Class shares of the Baird Aggregate Bond Fund over the one-year, three-year and since inception periods ended June 30, 2005 was better than the Lipper Intermediate Investment Grade Debt Fund average (in the top quartile for all periods); the performance of the Institutional and Investor Class shares of the Baird Intermediate Municipal Bond Fund over the one-year, three-year and since inception periods ended June 30, 2005 was better than the Lipper Intermediate Municipal Debt Fund average (in the top quartile for the three-year and since inception periods); the performance of the Institutional and Investor Class shares of the Baird Core Plus Bond Fund over the one-year, three-year and since inception periods ended June 30, 2005 was better than the Lipper General Bond Fund average (in the top quartile for all periods); and the performance of the Baird Short Term Bond Fund over the 10-month period ended June 30, 2005 was slightly worse than the Lipper Short-Term Investment Grade Debt Fund average.

The Board also considered the Advisor's quarterly portfolio commentaries and reviews explaining the Funds' performance, the Advisor's consistent and disciplined investment decision process and the investment strategies it employs for the Funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the Advisor's continued management.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR
--------------------------------------------------------------

The Board examined the fee and expense information for each of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper. The Board noted that each Fund's investment management (or advisory) fee and total expense ratio (for both its Investor Class and Institutional Class shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Lipper category.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $25 million of a separately managed account (0.30%) and the same as the fee that the Advisor charges on the next $25 million. The Board noted and discussed the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships. Those services included certain administrative services, oversight of the Fund's other service providers, director support, risk management, regulatory compliance and various other services.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Fund and the profitability to the Advisor of having a relationship with the Funds. The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a management fee and an administration fee and the Adviser incurred all of the other expenses on behalf of each Fund and that Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee. This structure means that the annual expense ratio for each Fund (as a percentage of average daily net assets) is 0.55% for Investor Class shares and 0.30% for Institutional Class shares. The Advisor informed the Board that the profits realized by the Advisor (as a percentage of revenue) from its relationship with the Funds were less than those realized by the Advisor on its investment advisory business as a whole, particularly since the 0.05% administration fee payable to the Advisor by each Fund was considerably less than the Fund's expenses that the Advisor is required to pay. The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate. The Board also reviewed and considered the general financial condition of the Advisor and determined it to be sound.

In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable with respect to the services provided and the performance of the Fund.

OTHER BENEFITS TO THE ADVISOR
-----------------------------

The Board noted that the Advisor does not have any soft dollar arrangements and does not realize any other tangible benefits in connection of its management of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds. The Board believed that the Funds generally benefit from their association with the Advisor and the use of the "Baird" name. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES
------------------------------------------------------------

The Board noted that the Funds' advisory fee structure do not contain any breakpoint reductions as the Funds grow in size. However, the Board recognized that the Advisor essentially bears all of the Funds' expenses other than management, distribution (12b-1) and administration fees. The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

After consideration of the above factors as well as other factors, the Board, including a majority of the Independent Directors, concluded that the approval of the renewal of the investment advisory agreement was in the best interest of each Fund and its shareholders.

                             ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds' website at www.bairdfunds.com; and by accessing the SEC's website at www.sec.gov.

Each Fund's proxy voting record, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds' website at www.bairdfunds.com; and by accessing the SEC's website at www.sec.gov. The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds' Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD or by accessing the Fund's website at www.bairdfunds.com.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On October 10, 2005, the Audit Committee of the Corporation's Board of Directors and the Board accepted the resignation of PricewaterhouseCoopers LLP as auditors for the Funds.

The reports of PricewaterhouseCoopers LLP on the Funds' financial statements for the past two years contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. In addition, during the Corporation's two most recent fiscal years and through October 10, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make a reference thereto in their report on the Corporation's financial statements for such years.

On November 22, 2005, the Audit Committee recommended, and the Board approved, the appointment of Grant Thornton LLP, an independent registered public accounting firm, to audit the Funds' 2005 financial statements, subject to completion of the terms of its engagement. Grant Thornton LLP was formally engaged as auditors of the Funds on December 21, 2005.

                               BAIRD FUNDS, INC.

                      c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                                 1-866-44BAIRD

BOARD OF DIRECTORS
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
George C. Kaiser
Frederick P. Stratton, Jr.

INVESTMENT ADVISOR AND DISTRIBUTOR
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

LEGAL COUNSEL
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, Illinois 60604

                               (BAIRD FUNDS LOGO)

ANNUAL REPORT
December 31, 2005

Baird LargeCap Fund
Baird MidCap Fund
Baird SmallCap Fund

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
LETTER TO SHAREHOLDERS                                                       1

2005 ECONOMIC AND STOCK MARKET COMMENTARY                                    2

BAIRD LARGECAP FUND                                                          4

BAIRD MIDCAP FUND                                                           11

BAIRD SMALLCAP FUND                                                         18

ADDITIONAL INFORMATION ON FUND EXPENSES                                     25

STATEMENTS OF ASSETS AND LIABILITIES                                        27

STATEMENTS OF OPERATIONS                                                    28

STATEMENTS OF CHANGES IN NET ASSETS                                         29

FINANCIAL HIGHLIGHTS                                                        32

NOTES TO THE FINANCIAL STATEMENTS                                           38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     45

DIRECTORS AND OFFICERS                                                      46

DISCLOSURE REGARDING THE BOARD OF DIRECTORS' APPROVAL
OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD EQUITY FUNDS                 48

ADDITIONAL INFORMATION                                                      51

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

CAUTIONARY NOTE ON ANALYSES, OPINIONS AND OUTLOOKS:  In this report we offer
---------------------------------------------------
analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as "believe," "should," "will," "expects," "anticipates," "hopes" and words of similar effect. These statements reflect the portfolio managers' good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers' analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

                               (BAIRD FUNDS LOGO)

                                 1-866-442-2473
                               www.bairdfunds.com
                               ------------------

                                                               February 28, 2006

Dear Shareholders,

We would like to thank you for investing in the Baird Funds. We appreciate the opportunity to help our investors navigate the transitions and challenges presented by the financial markets in 2005. The Baird Funds continued to grow during the year with total net assets exceeding $820 million as of December 31, 2005. In addition, two of our Equity Funds and three of our Bond Funds celebrated their 5-year anniversaries during the year.

In this Annual Report we review the equity market in 2005 and the performance and composition of each of the Baird Equity Funds. We hope you find this report both informative and helpful in achieving your investment goals. Thank you again for choosing Baird Funds.

Sincerely,

/s/Mary Ellen Stanek

Mary Ellen Stanek, CFA
President
Baird Funds, Inc.

2005 ECONOMIC AND STOCK MARKET COMMENTARY

The Dow Jones Industrial Average (DJIA) and the S&P 500 Stock Index, the primary benchmarks used to assess the performance of the stock markets generally, posted modest total returns for 2005 of 1.74% and 4.91%, respectively. In the face of eight interest rate hikes by the Federal Reserve, terrorist bombings in London, a devastating hurricane season and record oil and natural gas prices, such performance, in our view, is remarkable.

During the first half of the year, stable U.S. economic growth and robust corporate profit gains were negated by rising short-term interest rates and $60 per barrel oil, keeping the DJIA stuck between 10,000 and 10,900 and the S&P 500 mired between 1140 and 1220. Reflecting a directionless market, total returns for these benchmarks at the mid-year point were -3.64% and -0.82%, respectively. The stock market's attempt at a summer rally in response to a decline in oil prices and longer-term interest rates from their May highs was derailed by Hurricanes Katrina, Rita and Wilma, resulting in a 5% decline in the broad market averages from the August highs to the October lows. Share prices rallied to finish the year with modest gains as stock market investors regained confidence and the U.S. economy appeared to absorb the blows delivered by the hurricanes. Specifically, the DJIA gained 5.59% and the S&P 500 advanced 5.76% during the second half of the year, bringing full-year returns for these benchmarks into positive territory.

Inflation-adjusted (i.e., "real") growth in U.S. gross domestic product (GDP) was 3.5% in 2005 while job gains averaged nearly 170,000 per month. Consumer spending was supported by record net worth thanks to rising home values and higher stock prices. Rising net worth and persistent job gains bolstered consumer confidence. Although debt levels are high, research firm ISI Group reports that total consumer debt as a percentage of disposable personal income is lower in the U.S. than in Japan and the U.K. In addition, American households have over $5 trillion in cash and short-term investments on their collective balance sheet according to the Federal Reserve. As long as U.S. consumers remain confident, they should continue spending. Consequently, we believe the most likely outcome for 2006 is for continued growth in consumer spending, though some slowdown is expected as the housing market cools due to rising interest rates and declining affordability. Importantly, job growth should be sustained since U.S. businesses have the financial wherewithal to hire and invest, and appear to have confidence in the economy. Improved U.S. business confidence is supported by record profitability, strong balance sheets, growing markets and easy access to capital. Nonetheless, history shows that interest rate hikes by the Federal Reserve and sustained increases in energy prices typically impact the economy with a lag. As a result, economic growth should slow eventually. In the meantime, our economy continues to show remarkable resilience.

Today's global economy is often characterized as being driven by U.S. consumers buying imported manufactured goods with money borrowed from foreigners through loans secured by appreciating assets (i.e., houses and stocks). PIMCO's Paul McCulley refers to this phenomenon as "stable disequilibrium." In addition, the Federal Reserve has created a global liquidity glut that keeps asset prices high and interest rates low. With globalization providing an almost unlimited supply of cheap labor, the liquidity glut stimulates the supply-side of the global economy by fostering investment in new production capacity. This has worked to keep inflation low by flooding the global market with increasingly cheaper goods. This is the opposite result of the 1970's, when the Fed stimulated the demand-side of a more insular U.S. economy and created high inflation. The biggest risk to stable disequilibrium is a sharp decline in U.S. consumer spending or a sudden drop in the value of the dollar against foreign currencies. The Federal Reserve and other central banks are expected to do whatever is necessary to prevent either of these developments. As long as globalization keeps inflation low, the world's central banks have great flexibility to sustain stable disequilibrium. Consequently, stable disequilibrium could last longer than many observers expect. The low inflation, low interest rate, pro-growth environment associated with sustained stable equilibrium is generally regarded as positive for financial markets.

The U.S. continues to attract foreign investment because America has capitalized on globalization and has been the most successful among the developed nations in transitioning from an industrial to a service and knowledge-based economy. Our success is largely attributable to a flexible labor force, a business-friendly regulatory environment and an entrepreneurial culture that embraces innovation and risk-taking. For example, many U.S. companies are moving away from the vertical design/produce/sell business model. Where possible, U.S. companies have outsourced production, the most volatile of the three processes, in order to focus on the more profitable and higher value-added design and marketing functions. GaveKal Research calls these businesses "platform companies." The emergence of platform companies and a growing service sector have made the U.S. economy more stable and less vulnerable to the volatile swings of the manufacturing cycle (i.e., the volatility of the manufacturing cycle has been outsourced along with the jobs). This is why recent economic cycles in the U.S. have lasted longer and been less "bumpy" than previous cycles. Just as stable businesses can carry more debt and produce higher returns than more volatile businesses, stable economies can carry higher debt loads and sustain higher living standards than more volatile economies.

Since U.S. economic cycles are more stable, U.S. businesses could be viewed as less risky. Consequently, it could be argued that the additional return investors demand to compensate them for risk (i.e., the risk premium) should be lower in today's environment. Indeed, lower risk premiums for bond investors are reflected in today's low real interest rates and narrow credit spreads. For stock investors, lower risk premiums are reflected in today's high price-to-earnings ratios and low dividend yields. In essence, a more stable economy means lower returns for investors. When viewed from this perspective, the high returns captured by investors in the 1980's and 1990's were primarily the result of the transition from a more volatile to a more stable U.S. economy. With that transition now largely complete, investors in U.S. assets should expect more modest investment returns in the future.

OUTLOOK FOR 2006

To summarize, the most likely outcome for 2006 is decelerating economic growth due to smaller increases in consumer spending. The slowdown in consumer spending should be partially offset by continued job growth and double-digit increases in business investment. Confident that inflation is contained, the Federal Reserve will most likely stop raising short-term interest rates after one or two more quarter-point hikes. Ironically, this could result in a modest rise in longer-term interest rates. However, any rise in long-term rates is unlikely to be substantial enough to be a drag on economic activity. Such an environment should favor stock market investments over investments in the bond market. But, America's unbalanced global financial position (stable disequilibrium), the Federal budget crisis facing America if Medicare and Social Security promises to aging baby boomers are to be kept, and the potential for severe global economic dislocations from an unanticipated shock (e.g., oil, Iran, Iraq, terrorism, bird flu, etc.) are likely to produce wider swings in share prices in 2006 versus 2005's below-average volatility.

BAIRD LARGECAP FUND
DECEMBER 31, 2005

PORTFOLIO MANAGERS' COMMENTARY

Stock market performance trends in 2005 extended tendencies in place since the market rebounded from the lows reached in late 2002. Like 2003 and 2004, stock market performance in 2005 favored lower quality companies over high quality companies and value stocks over growth stocks. In addition, investors continued to favor companies benefiting from the sharp rise in commodity prices, such as firms in the energy, metals and mining industries. These trends put the high quality, persistent growth companies held in the Baird LargeCap Fund at a performance disadvantage. Consequently, the Fund's equity performance trailed the broad market benchmarks in 2005. Specifically, Baird LargeCap Fund Institutional Class shares provided a 3.39% total return in 2005 (3.15% for Investor Class shares), lagging the 5.27% and 4.91% returns on the Russell 1000 Growth Index (the Fund's primary benchmark) and the S&P 500 Index, respectively. Last year's winning themes were not consistent with the Fund's emphasis on high quality companies, i.e., companies that are leaders in their
                                    ----
respective industries and that have strong balance sheets and an established record of consistent growth in sales, earnings, cash flows and dividends. Indeed, Standard & Poor's reports that the growth stock component of the S&P 500 (S&P 500/Barra Growth Index) posted a 3.46% gain in 2005 while the value stock component (S&P 500/Barra Value Index) gained 6.33%. Also, S&P 500 companies in the highest quality categories (A+, A and A-) provided a 3.44% total return in 2005 versus a 9.55% return for companies in the lower quality categories (B, B-, C and D).

The underperformance of the Fund's equities in recent years can be viewed as a normal adjustment following the above-market returns posted by these stocks during the market decline from the "bubble" highs in early 2000 to the lows of October 2002. Investors should again embrace high quality, predictable growth companies when, as we anticipate, the economy slows to a more sustainable growth rate and profit gains moderate. We believe our emphasis on high quality growth companies is a winning strategy over the full market cycle, delivering competitive returns with less price volatility. Consequently, we intend to adhere to our investment discipline despite recent performance trends.

The Fund's sector weightings were the major source of underperformance versus the S&P 500 Index during the year with above benchmark exposure to the weak consumer discretionary sector compounded by under exposure to the better performing energy and financial sectors and by lack of exposure to the utilities sector. In contrast, stock selection accounted for the bulk of the Fund's underperformance versus the Russell 1000 Growth Index during the year with disappointing results from core technology and industrial holdings Dell, Maxim Integrated Products and UPS (-28%, -15% and -12%, respectively, in 2005) compounded by the Fund's holdings in the energy sector gaining "only" 24% versus 56% for the more speculative energy holdings in the Russell benchmark. Stock selections in the consumer groups and in the health care sector were bright spots for the portfolio in 2005. Strong returns from core holdings Best Buy and Walgreen (+10% and +15%, respectively, in 2005) and more recent additions eBay and Starbucks (+17% and +31%, respectively, since their initial purchase dates in April 2005) and standout returns from core health care holdings Teva Pharmaceutical Industries and Caremark Rx (+44% and +31%, respectively in 2005) and new addition Genentech (+92% since the initial purchase date in February
2005) positively affected the Fund's relative performance.

Four stocks eliminated from the portfolio in 2005, American International Group, Cintas, IBM and Zebra Technologies, contributed meaningfully to the Fund's disappointing relative performance. From the beginning of the year through the dates the positions were eliminated, AIG declined 23%, Cintas dropped 13%, IBM fell 19% and Zebra Technologies declined 23%.

In summary, our focus on high quality, large capitalization growth companies was a performance liability for the Fund in 2005. But, as economic and corporate profit growth slows and investors shift their focus from short-term speculative opportunities to long-term investment merit, relative price performance should favor the shares of higher quality, steady growth companies. Consequently, we believe our investment strategy should be rewarded as the market cycle evolves.

Portfolio Managers:

David W. Bowman, CFA
Richard A. Burling, CFA
Douglas E. Guffy
J. Bary Morgan, CFA
Joel D. Vrabel, CFA

BAIRD LARGECAP FUND

A December 31, 2005 summary of the Fund's top 10 holdings and equity sector analysis compared to the Russell 1000 Growth Index and the S&P 500 Index is shown below.

TOP 10 HOLDINGS*<F86>

Teva Pharmaceutical Industries Ltd.           4.0%
Medtronic, Inc.                               3.7%
Amgen, Inc.                                   3.6%
General Electric Company                      3.5%
Emerson Electric Company                      3.4%
Proctor & Gamble Company                      3.2%
Illinois Tool Works, Inc.                     3.2%
Target Corporation                            3.2%
Best Buy Co., Inc.                            3.2%
Genentech, Inc.                               3.0%

NET ASSETS:                            $29,776,151
PORTFOLIO TURNOVER RATIO:                    28.6%
NUMBER OF EQUITY HOLDINGS:                      38

PORTFOLIO EXPENSE RATIO:***<F88>
INSTITUTIONAL CLASS:                         0.75%
INVESTOR CLASS:                              1.00%****<F89>

EQUITY SECTOR ANALYSIS**<F87>

                                      LargeCap      Russell 1000      S&P 500
                                        Fund        Growth Index       Index
                                      --------      ------------      -------
Consumer Discretionary                  19.3%           14.7%          10.8%
Consumer Staples                        12.7%           11.4%           9.5%
Energy                                   6.4%            3.6%           9.3%
Financials                               6.7%            6.2%          21.3%
Health Care                             26.2%           19.9%          13.3%
Industrials                             13.2%           14.4%          11.4%
Information Technology                  13.0%           26.6%          15.1%
Materials                                2.7%            2.1%           3.0%
Telecommunication Services               0.0%            0.6%           3.0%
Utilities                                0.0%            0.5%           3.4%

    *<F86> The Fund's portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund's total net assets as of December 31, 2005.
   **<F87> Percentages shown in parentheses relate to the Fund's total equity investments as of December 31, 2005, and may not add up to 100% due to rounding.
  ***<F88> The Advisor has contractually agreed to limit the Fund's total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through December 31, 2006.
 ****<F89>  Includes 0.25% 12b-1 fee.

BAIRD LARGECAP FUND

                   BAIRD LARGECAP FUND - INSTITUTIONAL CLASS
                         VALUE OF A $100,000 INVESTMENT

                   Baird LargeCap Fund -         Russell 1000      S&P 500
     Date        Institutional Class Shares      Growth Index       Index
     ----        --------------------------      ------------      -------
   9/29/2000             $100,000                 $100,000         $100,000
  12/31/2000              $95,854                  $78,655          $92,176
   6/30/2001              $86,949                  $67,454          $86,003
  12/31/2001              $86,421                  $62,591          $81,220
   6/30/2002              $70,799                  $49,587          $70,532
  12/31/2002              $64,357                  $45,138          $63,270
   6/30/2003              $70,181                  $51,045          $70,710
  12/31/2003              $78,357                  $58,566          $81,418
   6/30/2004              $79,364                  $60,170          $84,222
  12/31/2004              $82,442                  $62,256          $90,278
   6/30/2005              $81,530                  $61,185          $89,548
  12/31/2005              $85,237                  $65,533          $94,712

GROWTH OF A HYPOTHETICAL INVESTMENT OF $100,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                      BAIRD LARGECAP FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                   Baird LargeCap Fund -       Russell 1000        S&P 500
     Date          Investor Class Shares       Growth Index         Index
     ----          ---------------------       ------------        -------
   9/29/2000              $10,000                $10,000            $10,000
  12/31/2000               $9,572                 $7,865             $9,218
   6/30/2001               $8,672                 $6,745             $8,600
  12/31/2001               $8,612                 $6,259             $8,122
   6/30/2002               $7,052                 $4,959             $7,053
  12/31/2002               $6,403                 $4,514             $6,327
   6/30/2003               $6,953                 $5,105             $7,071
  12/31/2003               $7,760                 $5,857             $8,142
   6/30/2004               $7,850                 $6,017             $8,422
  12/31/2004               $8,148                 $6,226             $9,028
   6/30/2005               $8,037                 $6,118             $8,955
  12/31/2005               $8,404                 $6,553             $9,471

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD LARGECAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2005                           ONE YEAR      FIVE YEARS      SINCE INCEPTION(1)<F90>
---------------------------------------                           --------      ----------      -----------------------
Baird LargeCap Fund - Institutional Class Shares                   3.39%          -2.32%                -2.99%
Baird LargeCap Fund - Investor Class Shares                        3.15%          -2.57%                -3.25%
Russell 1000 Growth Index(2)<F91>                                  5.27%          -3.59%                -7.73%
S&P 500 Index(3)<F92>                                              4.91%           0.55%                -1.03%

(1)<F90> For the period from September 29, 2000 (commencement of operations) through December 31, 2005.
(2)<F91> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index, which in turn is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization. These indices do not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible. The Russell 1000 Growth Index has been selected to replace the S&P 500 Index as the Fund's primary benchmark because the Russell 1000 Growth Index more accurately represents the performance of growth-style stocks in which the Fund invests.
(3)<F92> The S&P 500 Index is an unmanaged, market-value weighted index of 500 stocks chosen by Standard & Poor's on the basis of market size, liquidity and industry group representation. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE LINE GRAPH AND TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM.

BAIRD LARGECAP FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2005

  Shares                                                              Value
  ------                                                              -----

COMMON STOCKS - 99.0%

AIR FREIGHT & LOGISTICS - 2.2%
   8,837     United Parcel
             Service, Inc. - Class B                               $   664,100
                                                                   -----------

BEVERAGES - 2.7%
  13,560     PepsiCo, Inc.                                             801,125
                                                                   -----------

BIOTECHNOLOGY - 6.6%
  13,714     Amgen, Inc.*<F93>                                       1,081,486
   9,740     Genentech, Inc.*<F93>                                     900,950
                                                                   -----------
                                                                     1,982,436
                                                                   -----------

CHEMICALS - 2.5%
  14,130     Praxair, Inc.                                             748,325
                                                                   -----------

COMMERCIAL BANKS - 2.5%
  11,652     Wells Fargo & Company                                     732,095
                                                                   -----------

COMMUNICATIONS EQUIPMENT - 1.8%
  31,030     Cisco Systems, Inc.*<F93>                                 531,234
                                                                   -----------

COMPUTERS & PERIPHERALS - 2.4%
  23,580     Dell, Inc.*<F93>                                          707,164
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES - 2.6%
  15,846     Citigroup, Inc.                                           769,006
                                                                   -----------

ELECTRICAL EQUIPMENT - 3.4%
  13,750     Emerson Electric Company                                1,027,125
                                                                   -----------

ENERGY EQUIPMENT & SERVICES - 2.0%
  16,130     BJ Services Company                                       591,487
                                                                   -----------

FOOD & STAPLES RETAILING - 6.1%
  18,430     Sysco Corporation                                         572,252
  14,990     Walgreen Company                                          663,457
  12,270     Wal-Mart Stores, Inc.                                     574,236
                                                                   -----------
                                                                     1,809,945
                                                                   -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%
  19,000     Medtronic, Inc.                                         1,093,830
  10,790     Zimmer Holdings, Inc.*<F93>                               727,678
                                                                   -----------
                                                                     1,821,508
                                                                   -----------

HEALTH CARE PROVIDERS & SERVICES - 2.4%
  13,840     Caremark Rx, Inc.*<F93>                                   716,774
                                                                   -----------

HOTELS, RESTAURANTS & LEISURE - 2.3%
  22,720     Starbucks Corporation*<F93>                               681,827
                                                                   -----------

HOUSEHOLD PRODUCTS - 3.2%
  16,610     Procter &
             Gamble Company                                            961,387
                                                                   -----------

INDUSTRIAL CONGLOMERATES - 3.5%
  29,600     General Electric Company                                1,037,480
                                                                   -----------

INSURANCE - 2.3%
  14,800     AFLAC, Incorporated                                       687,016
                                                                   -----------

INTERNET & CATALOG RETAIL - 3.0%
  20,530     eBay, Inc.*<F93>                                          887,922
                                                                   -----------

IT SERVICES - 2.1%
  14,340     Fiserv, Inc.*<F93>                                        620,492
                                                                   -----------

MACHINERY - 3.2%
  10,880     Illinois Tool Works, Inc.                                 957,331
                                                                   -----------

MEDIA - 2.5%
  14,510     The McGraw-Hill
             Companies, Inc.                                           749,151
                                                                   -----------

MULTILINE RETAIL - 3.2%
  17,280     Target Corporation                                        949,882
                                                                   -----------

OIL & GAS - 6.0%
  13,080     Apache Corporation                                        896,242
  15,850     Exxon Mobil Corporation                                   890,294
                                                                   -----------
                                                                     1,786,536
                                                                   -----------

PHARMACEUTICALS - 10.1%
  12,510     Abbott Laboratories                                       493,269
  11,460     Johnson & Johnson                                         688,746
  11,840     Novartis AG - ADR F<F94>                                  621,363
  27,780     Teva Pharmaceutical
             Industries Ltd. - ADR F<F94>                            1,194,818
                                                                   -----------
                                                                     2,998,196
                                                                   -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.2%
  20,398     Intel Corporation                                         509,134
  12,120     Maxim Integrated
             Products, Inc.                                            439,229
                                                                   -----------
                                                                       948,363
                                                                   -----------

SOFTWARE - 2.8%
  31,700     Microsoft Corporation                                     828,955
                                                                   -----------

SPECIALTY RETAIL - 8.3%
  21,695     Best Buy Co., Inc.                                        943,299
  18,196     Home Depot, Inc.                                          736,574
  34,900     Staples, Inc.                                             792,579
                                                                   -----------
                                                                     2,472,452
                                                                   -----------
             Total Common Stocks
             (Cost $22,943,465)                                     29,469,314
                                                                   -----------

SHORT TERM INVESTMENTS - 0.1%

MONEY MARKET FUNDS - 0.1%
  34,757     Investment Company
             Cash Reserve Portfolio-
             AIM Fund                                                   34,757
                                                                   -----------
             Total Short-Term
             Investments
             (Cost $34,757)                                             34,757
                                                                   -----------
             Total Investments
             (Cost $22,978,222) -
             99.1%                                                  29,504,071
                                                                   -----------
             Other Assets in Excess
             of Liabilities - 0.9%                                     272,080
                                                                   -----------
             TOTAL NET
             ASSETS - 100.0%                                       $29,776,151
                                                                   -----------
                                                                   -----------

ADR - American Depository Receipt
*<F93>   Non Income Producing
F<F94>   Foreign Security

                     See notes to the financial statements

BAIRD MIDCAP FUND
DECEMBER 31, 2005

PORTFOLIO MANAGERS' COMMENTARY

For a third consecutive year, mid-cap shares advanced. Inflation-adjusted U.S. GDP growth of 3.5% in 2005 was stronger than consensus expectations. Corporate profit growth remained strong and balance sheets continue to improve. Growth actually accelerated during the last six months of the year in the face of a 50% year-over-year increase in energy costs, higher short-term interest rates, unprecedented hurricane dislocations, and declining housing affordability.
These issues have scarcely impacted consumer spending.

Late in 2005 the quality growth stocks held by the Fund started to perform better than the mid-cap benchmarks. However, since the beginning of the market recovery in late 2002, investors have not shown a strong preference for higher quality mid-cap companies. Market sectors such as basic materials, utilities and, most notably, energy have been standout performers during the recent economic advance. As you may remember, the Fund typically has little, if any exposure in those more commodity oriented or heavily regulated areas. On the other hand, the Fund's primary benchmark, the Russell Midcap Growth Index, as well as the S&P MidCap 400 Index, have greater exposure to those very cyclical parts of the economy, helping to explain the variation between the Fund's performance and the performance of those benchmarks. We prefer to stay focused on what we believe to be the true secular growth areas of the economy. Those beliefs lead us to such sectors as financials, information technology, health care and consumer discretionary - and to businesses that earn above average returns on invested capital, grow faster than their peers and can fund their growth without relying upon external sources. The Fund tends to have more exposure than the benchmarks in several of those more consistent and higher quality, growth areas. This period represents the longest time during Baird's 13-year mid-cap investment history that our strategy has been out of favor with investors. History suggests that investors' emphasis will shift as this cycle matures and profit growth decelerates. Additionally, during the past two years, a significant portion of the Russell benchmark performance has been derived from companies larger in market capitalization than our typical $2 billion to $10 billion range. While we have stayed true to our style and market cap size parameters, this has meant being somewhat out of sync with the benchmarks. Obviously, this has been challenging for you and us, but we remain convinced that our long term, risk controlled strategy will prove successful over full market cycles.

Our investments in quality industrial companies such as C.H. Robinson Worldwide, Joy Global and Rockwell Automation helped the Fund's performance significantly during 2005. Manufacturing and transportation related companies in the Fund's portfolio enjoyed very strong earnings growth, which was reflected in solid price appreciation. We see that pattern continuing and expect to maintain an overweight in the industrial sector during 2006. Our conviction in those businesses caused us to maintain an overweight position in the industrial sector for most of 2005 when compared with the Russell Midcap Growth Index, which bolstered the Fund's performance. Energy sector investments in oil service companies such as XTO Energy, Cooper Cameron and Smith International performed well, as you would expect, during the year. We will be opportunistic in adding to this sector during the new year, as we expect price volatility for the underlying commodities. Visibility of earnings growth, especially for oil service companies, is very good. However, we did not have as much exposure to the energy sector as either of the fund's benchmarks during 2005, which hurt overall performance.

We were most disappointed in the performance of our holdings of growth companies in the financial sector because of our consistent overweight of that sector related to our primary benchmark. Solid performers in 2004, these companies suffered from earnings-multiple pressure as the Federal Reserve (Fed) raised rates during every scheduled meeting during the year. TCF Financial, Amegy Bank and East West Bancorp lagged during the year. Earnings growth, however, remained quite robust, providing us the comfort to be patient investors. As the tightening cycle comes to a close, we expect multiples to rise again and will be an opportunity to add to the sector.

Fund holdings in the consumer discretionary sector were also challenging during 2005. Typically an area of solid fundamental growth, shares in those stocks faced the headwinds of higher oil prices and interest rates. Specifically, our holdings in restaurants and traditional retail hurt performance as did a lack of exposure to home builders.

Holdings within the information technology (IT) sector also underperformed for the year. We generally maintained an underweight position versus the Russell benchmark but stock selection was the primary reason for underperformance in IT. Specifically, our exposure to the RFID sector and the shares of Symbol Tech as well as long time holding Zebra Technologies hurt performance in 2005. We have hired two new research analysts covering information technology companies in order to improve our stock selection capabilities in that sector.

Finally, the health care sector, traditionally a more stable performer, was nothing of the sort for us in 2005. We have historically maintained an equal-to-overweight position in this sector compared to the Russell Midcap Growth benchmark and an overweight position compared to the S&P Midcap 400. Early in the year, as investors threw caution to the wind and added aggressively to the commodity sectors, our health care stocks came under significant selling pressure. Several of the stocks fell more than 25-30% during the first half of the year, hurting performance of the Fund. Given the strong earnings outlooks, we used the weakness to add to our holdings. The Fund was rewarded by remaining long term investors as the shares rebounded in the second half of the year. For the entire year, our healthcare exposure hurt Fund performance.

The Fed continued to raise short-term interest rates during the fourth quarter. We believe sustainable domestic growth is important to the Fed's rate policy, thus any interest rates hikes should not cause a significant slowdown. The Fed raising the Funds rate to a "neutral" range of 4.50% - 4.75% is most likely and should support the current environment of low inflation and stable growth. Energy cost increases contributed to the 3.5% rise in the consumer price index last year. While energy costs may trend higher next year, our 3% real GDP growth forecast implies that increases should be more moderate. Increased globalization, technology, and competition have kept core inflation contained, offsetting higher energy prices.

Our outlook for 2006 calls for continued economic growth, solid corporate profits growth and an advancing stock market led by a shift back to quality growth companies. Confident that inflation is contained, the Fed will most likely stop raising short-term interest rates after one or two more quarter-point hikes. Low inflation is absolutely critical to the optimistic outlook because it will keep the Fed from pursuing a restrictive monetary policy. If inflation stays muted, then the liquidity backdrop should remain favorable for financial markets.

Portfolio Management Team:

Greg P. Edwards, CFA
J. Bary Morgan, CFA
Charles F. Severson, CFA

BAIRD MIDCAP FUND

A December 31, 2005 summary of the Fund's top 10 holdings and equity sector analysis compared to the Russell Midcap Growth Index and the S&P MidCap 400 Index is shown below.

TOP 10 HOLDINGS*<F95>

Cytyc Corporation                             3.9%
Gen-Probe, Incorporated                       3.2%
Smith International, Inc.                     2.8%
Rockwell Automation, Inc.                     2.8%
Investors Financial Services Corporation      2.8%
Medicis Pharmaceutical
  Corporation - Class A                       2.7%
Dick's Sporting Goods, Inc.                   2.6%
Zebra Technologies Corporation - Class A      2.6%
Williams-Sonoma, Inc.                         2.5%
Microchip Technology Incorporated             2.5%

NET ASSETS:                            $90,177,616
PORTFOLIO TURNOVER RATIO:                    77.4%
NUMBER OF EQUITY HOLDINGS:                      44

PORTFOLIO EXPENSE RATIO:***<F97>
INSTITUTIONAL CLASS:                         0.85%
INVESTOR CLASS:                              1.10%****<F98>

EQUITY SECTOR ANALYSIS**<F96>

                                    MidCap      Russell Midcap     S&P 400
                                     Fund        Growth Index       Index
                                    ------      --------------     -------
Consumer Discretionary              21.0%           23.0%           16.2%
Consumer Staples                     2.2%            2.2%            3.3%
Energy                               7.6%           10.0%            9.6%
Financials                          11.7%            9.0%           18.5%
Health Care                         23.3%           16.7%           11.5%
Industrials                         12.8%           12.7%           13.3%
Information Technology              21.3%           21.1%           15.6%
Materials                            0.0%            3.0%            4.3%
Telecommunication Services           0.0%            1.4%            0.4%
Utilities                            0.0%            0.9%            7.4%

    *<F95> The Fund's portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund's total net assets as of December 31, 2005.
   **<F96> Percentages shown in parentheses relate to the Fund's total equity investments as of December 31, 2005, and may not add up to 100% due to rounding.
  ***<F97> The Advisor has contractually agreed to limit the Fund's total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through December 31, 2006.
 ****<F98>  Includes 0.25% 12b-1 fee.

BAIRD MIDCAP FUND

                    BAIRD MIDCAP FUND - INSTITUTIONAL CLASS
                         VALUE OF A $100,000 INVESTMENT

                    Baird MidCap Fund -         Russell Midcap    S&P MidCap
     Date        Institutional Class Shares      Growth Index     400 Index
     ----        --------------------------     --------------    ----------
  12/29/2000             $100,000                 $100,000         $100,000
   6/30/2001              $93,807                  $84,792          $99,105
  12/31/2001              $91,108                  $77,788          $97,562
   6/30/2002              $85,310                  $62,460          $94,427
  12/31/2002              $76,610                  $56,466          $83,398
   6/30/2003              $83,400                  $67,046          $93,756
  12/31/2003              $97,200                  $80,586         $113,108
   6/30/2004             $103,800                  $85,367         $119,991
  12/31/2004             $109,289                  $93,057         $131,753
   6/30/2005             $106,688                  $94,639         $136,825
  12/31/2005             $115,372                 $104,311         $148,305

GROWTH OF A HYPOTHETICAL INVESTMENT OF $100,000 MADE ON THE FUND'S INCEPTION DATE (12/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                       BAIRD MIDCAP FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                     Baird MidCap Fund -      Russell Midcap      S&P MidCap
     Date           Investor Class Shares      Growth Index       400 Index
     ----           ---------------------     --------------      ----------
  12/29/2000                $10,000              $10,000            $10,000
   6/30/2001                 $9,370               $8,479             $9,910
  12/31/2001                 $9,091               $7,779             $9,756
   6/30/2002                 $8,511               $6,246             $9,443
  12/31/2002                 $7,631               $5,647             $8,340
   6/30/2003                 $8,300               $6,705             $9,376
  12/31/2003                 $9,650               $8,059            $11,311
   6/30/2004                $10,300               $8,537            $11,999
  12/31/2004                $10,839               $9,306            $13,175
   6/30/2005                $10,568               $9,464            $13,683
  12/31/2005                $11,406              $10,431            $14,830

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (12/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD MIDCAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2005                           ONE YEAR      FIVE YEARS      SINCE INCEPTION(1)<F99>
---------------------------------------                           --------      ----------      -----------------------
Baird MidCap Fund - Institutional Class Shares                      5.56%         3.53%                  2.90%
Baird MidCap Fund - Investor Class Shares                           5.24%         3.29%                  2.66%
Russell Midcap Growth Index(2)<F1>                                 12.10%         1.37%                  0.85%
S&P MidCap 400 Index(3)<F2>                                        12.55%         8.60%                  8.19%

(1)<F99> For the period from December 29, 2000 (commencement of operations) through December 31, 2005.
(2)<F1> The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index consists of the largest companies in the Russell 3000 Index, which in turn is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization. These indices do not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible. The Russell MidCap Growth Index has been selected to replace the S&P MidCap 400 Index as the Fund's primary benchmark because the Russell MidCap Growth Index more accurately reflects the performance of the growth-style stocks in which the Fund invests.
(3)<F2> The S&P MidCap 400 Index is an unmanaged, market-value weighted index of 400 mid-cap stocks chosen by Standard & Poor's on the basis of market size, liquidity and industry group representation. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE LINE GRAPH AND TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM.

BAIRD MIDCAP FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2005

  Shares                                                              Value
  ------                                                              -----

COMMON STOCKS - 98.1%

AIR FREIGHT & LOGISTICS - 1.8%
    44,275   C.H. Robinson
             Worldwide, Inc.                                       $ 1,639,503
                                                                   -----------

AUTO COMPONENTS - 4.6%
    46,935   Autoliv, Inc.                                           2,131,788
   103,890   Gentex Corporation                                      2,025,855
                                                                   -----------
                                                                     4,157,643
                                                                   -----------

CAPITAL MARKETS - 4.8%
    68,128   Eaton Vance Corporation                                 1,863,982
    67,445   Investors Financial
             Services Corporation                                    2,483,999
                                                                   -----------
                                                                     4,347,981
                                                                   -----------

COMMERCIAL BANKS - 6.3%
    61,335   East West Bancorp, Inc.                                 2,238,114
    57,944   TCF Financial Corporation                               1,572,600
    33,619   Wintrust Financial
             Corporation                                             1,845,683
                                                                   -----------
                                                                     5,656,397
                                                                   -----------

COMMERCIAL SERVICES & SUPPLIES - 2.0%
    30,241   Stericycle, Inc.*<F3>                                   1,780,590
                                                                   -----------

COMMUNICATIONS EQUIPMENT - 1.7%
   140,230   Tellabs, Inc.*<F3>                                      1,528,507
                                                                   -----------

ELECTRICAL EQUIPMENT - 4.4%
    42,451   Rockwell Automation, Inc.                               2,511,401
    36,054   Roper Industries, Inc.                                  1,424,494
                                                                   -----------
                                                                     3,935,895
                                                                   -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
    31,077   CDW Corporation                                         1,789,103
                                                                   -----------

ENERGY EQUIPMENT & SERVICES - 9.0%
    41,905   BJ Services Company                                     1,536,656
    53,570   Cooper Cameron
             Corporation*<F3>                                        2,217,798
    55,045   Patterson-UTI Energy, Inc.                              1,813,733
    68,194   Smith International, Inc.                               2,530,679
                                                                   -----------
                                                                     8,098,866
                                                                   -----------

FOOD & STAPLES RETAILING - 2.0%
    69,725   United Natural
             Foods, Inc.*<F3>                                        1,840,740
                                                                   -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 13.8%
   124,407   Cytyc Corporation*<F3>                                  3,512,010
    58,906   Gen-Probe, Incorporated*<F3>                            2,874,024
    43,745   Kyphon Inc.*<F3>                                        1,786,108
    56,298   ResMed, Inc.*<F3>                                       2,156,776
    41,663   Varian Medical
             Systems, Inc.*<F3>                                      2,097,315
                                                                   -----------
                                                                    12,426,233
                                                                   -----------

HEALTH CARE PROVIDERS & SERVICES - 3.1%
    35,065   Patterson Companies, Inc.*<F3>                          1,171,171
    26,630   Pharmaceutical Product
             Development, Inc.                                       1,649,729
                                                                   -----------
                                                                     2,820,900
                                                                   -----------

HOTELS, RESTAURANTS & LEISURE - 3.9%
    47,315   The Cheesecake
             Factory Incorporated*<F3>                               1,769,108
    35,579   PF Chang's China
             Bistro, Inc.*<F3>                                       1,765,786
                                                                   -----------
                                                                     3,534,894
                                                                   -----------

HOUSEHOLD DURABLES - 2.0%
    18,155   Harman International
             Industries, Incorporated                                1,776,467
                                                                   -----------

IT SERVICES - 6.8%
    57,615   Alliance Data
             Systems Corporation*<F3>                                2,051,094
    39,085   Cognizant Technology
             Solutions Corporation*<F3>                              1,967,930
    44,906   Global Payments, Inc.                                   2,093,068
                                                                   -----------
                                                                     6,112,092
                                                                   -----------

INTERNET SOFTWARE & SERVICES - 2.1%
    43,525   NAVTEQ*<F3>                                             1,909,442
                                                                   -----------

MACHINERY - 4.9%
    55,912   Joy Global Inc.                                         2,236,480
    63,320   Pentair, Inc.                                           2,185,806
                                                                   -----------
                                                                     4,422,286
                                                                   -----------

MEDIA - 1.8%
    30,819   Pixar*<F3>                                              1,624,778
                                                                   -----------

OFFICE ELECTRONICS - 2.6%
    54,278   Zebra Technologies
             Corporation - Class A*<F3>                              2,325,812
                                                                   -----------

PHARMACEUTICALS - 4.6%
    75,304   Medicis Pharmaceutical
             Corporation - Class A                                   2,413,493
   100,490   MGI Pharma, Inc.*<F3>                                   1,724,409
                                                                   -----------
                                                                     4,137,902
                                                                   -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.5%
    70,165   Microchip Technology
             Incorporated                                            2,255,805
                                                                   -----------

SOFTWARE - 2.1%
   138,790   Activision, Inc.*<F3>                                   1,906,974
                                                                   -----------

SPECIALTY RETAIL - 7.5%
    70,448   Dick's Sporting
             Goods, Inc.*<F3>                                        2,341,692
    40,450   Tractor Supply Company*<F3>                             2,141,423
    53,180   Williams-Sonoma, Inc.*<F3>                              2,294,717
                                                                   -----------
                                                                     6,777,832
                                                                   -----------

TRADING COMPANIES & DISTRIBUTORS - 1.8%
    41,594   Fastenal Company                                        1,630,069
                                                                   -----------
             Total Common Stocks
             (Cost $75,625,683)                                     88,436,711
                                                                   -----------

SHORT TERM INVESTMENTS - 1.9%

MONEY MARKET FUNDS - 1.9%
 1,731,216   Investment Company
             Cash Reserve Portfolio-
             AIM Fund                                               $1,731,215
                                                                   -----------
             Total Short-Term
             Investments
             (Cost $1,731,215)                                       1,731,215
                                                                   -----------
             Total Investments
             (Cost $77,356,898) -
             100.0%                                                 90,167,926
                                                                   -----------
             Other Assets in Excess
             of Liabilities - 0.0%                                       9,690
                                                                   -----------
             TOTAL NET
             ASSETS - 100.0%                                       $90,177,616
                                                                   -----------
                                                                   -----------

*<F3>  Non Income Producing

                     See notes to the financial statements

BAIRD SMALLCAP FUND
DECEMBER 31, 2005

PORTFOLIO MANAGERS' COMMENTARY

Small company shares continued their upward path in 2005, marking the third year in succession, although at a modest rate for the Baird SmallCap Fund. Inflation-adjusted U.S. GDP growth of 3.5% in 2005 was stronger than consensus expectations. Growth actually accelerated during the last six months of the year in the face of a 50% year-over-year increase in energy cost, higher short term interest rates, unprecedented hurricane dislocations, and declining housing affordability. These issues have scarcely impacted consumer spending.

Since the beginning of the market recovery in 2002, investors have not shown a strong preference for high quality, small cap growth companies. Market sectors such as basic materials, utilities and, most obviously, energy have been standout performers during the most recent economic advance. To highlight this effect, over 50% of the return of the Russell 2000 Growth Index, the Fund's primary benchmark, during 2005 was a result of energy share appreciation. As you may remember, the Fund typically has little, if any, exposure in those more commodity oriented or heavily regulated areas. On the other hand, the Russell 2000 Growth Index, as well as the S&P Small Cap 600 Index, have greater exposure to those very cyclical parts of the economy, helping to explain the variation between the Fund's performance and the performance of the benchmarks. We prefer to stay focused on what we believe to be the true secular growth areas of the economy. Those beliefs lead us to such sectors as financials, information technology, health care and consumer discretionary - and to businesses that earn above average returns on invested capital, grow faster than their peers and can fund their growth without relying upon external sources. The Fund tends to have more exposure than the benchmarks in several of those more consistent, and higher quality, growth areas. History suggests that investors' emphasis will shift as this cycle matures and profit growth decelerates.

Our investments in quality industrial companies such as Watsco, Skywest Airlines, Brady Corporation, and Bucyrus International helped the Fund's performance significantly during 2005. Manufacturing and transportation related companies in the Fund's portfolio enjoyed very strong earnings growth, which was reflected in solid price appreciation. We see that pattern continuing and expect to maintain at least an average weight in the industrial sector in 2006. The Fund maintained an overweight in the industrial sector compared with the Russell benchmark for much of 2005, but profit-taking late in the year reduced the sector to average weight. The Fund ended the year in an underweight position in industrials versus the S&P benchmark. Energy sector investments in oil service companies such as Oceaneering International and Gulfmark Offshore performed well, as you would expect, during the year. We will be opportunistic in adding to this sector during the new year, as we expect price volatility for the underlying commodities. Visibility of earnings growth for oil service companies is very good. During 2005, we did not have as much exposure to the energy sector as either Russell 2000 Growth Index or the S&P SmallCap 600 Index, which hurt relative performance.

We were most disappointed in the performance of our holdings of growth companies in the consumer discretionary sector. Shares in companies in the restaurant and retail categories were pressured by the fear of a significant decline in consumer spending following the spike in energy prices and the further rise in interest rates. The Fund reduced its exposure to this sector during the year, but issue selection caused underperformance in the sector when compared with the benchmarks. We expect the shares to perform better in 2006 as interest rates peak and employment levels remain high.

Fund shareholders were rewarded again in 2005 by the holdings in the financials sector, which was an equal to overweighted sector for much of the year. Shares of Boston Private Holdings and Wintrust Financial were solid contributors to performance. Earnings growth and visibility remains good, providing us the comfort to be patient investors. These companies suffered from earnings multiple pressure during much of 2005, and as the Federal Reserve tightening cycle concludes we would expect to add to the sector.

Holdings within the information technology (IT) sector also outperformed the growth benchmark during the year. While negative on an absolute basis in 2005, the combination of an underweighted position versus the primary benchmark for the year, and contribution from companies such as Plexus and Zoran helped fund performance. Business spending remains strong in light of high levels of corporate profits will cause us to keep a sector weighting somewhat below the Russell 2000 Growth Index and above the S&P SmallCap 600 Index. Additionally, we have hired two new research analysts covering IT companies in order to improve our stock selection capabilities in that sector.

Finally, the health care sector, traditionally a more stable performer, was nothing of the sort for the Fund in 2005. We have historically maintained an equal to overweight position in this sector compared to the Russell benchmark and an overweight position compared to the S&P Small Cap 600. Early year gains relative to the Russell benchmark were erased due to disappointing results from companies such as Martek Biosciences, Wright Medical and MGI Pharma. Overall results for the sector were slightly negative on an absolute basis for the year, reflecting the fact that our stock selection was a negative contributor to Fund shareholders.

The Fed continued to raise short-term interest rates during the fourth quarter, as well as the first month of 2006. We believe sustainable domestic growth is important to the Fed's rate policy; thus, any interest rate hikes should not cause a significant slowdown. The Fed raising rates to a "neutral" range of 4.50% - 4.75% is most likely and should support the current environment of low inflation and stable growth. Energy cost increases contributed to the 3.5 % rise in the consumer price index last year. While energy costs may trend higher next year, our 3% real GDP growth forecast implies that increases should be more moderate. Increased globalization, technology and competition have kept core inflation contained, offsetting higher energy prices.

Our outlook for 2006 calls for continued economic growth, solid corporate profits growth and an advancing stock market led by a shift back to quality growth companies. Confident that inflation is contained, the Fed will most likely stop raising short-term interest rates after one or two more quarter-point hikes in 2006. Low inflation is absolutely critical to the optimistic outlook because it will keep the Fed from pursuing a restrictive monetary policy. If inflation stays muted, then the liquidity backdrop should remain favorable for financial markets.

Portfolio Management Team:

Greg P. Edwards, CFA
J. Bary Morgan, CFA
Charles F. Severson, CFA

BAIRD SMALLCAP FUND

A December 31, 2005 summary of the Fund's top 10 holdings and equity sector analysis compared to the Russell 2000 Growth Index and the S&P 600 Index is shown below.

TOP 10 HOLDINGS*<F4>

Brady Corporation - Class A                   3.8%
Scan Source, Inc.                             3.3%
Wintrust Financial Corporation                3.2%
Boston Private Financial Holdings, Inc.       3.0%
Insight Enterprises, Inc.                     3.0%
Tractor Supply Company                        2.9%
Providence Service Corporation                2.9%
Plexus Corporation                            2.7%
Marlin Business Services, Inc.                2.7%
Watsco, Inc.                                  2.6%

NET ASSETS:                            $47,373,660
PORTFOLIO TURNOVER RATIO:                    56.4%
NUMBER OF EQUITY HOLDINGS:                      43

PORTFOLIO EXPENSE RATIO:***<F6>
INSTITUTIONAL CLASS:                         0.95%
INVESTOR CLASS:                              1.20%****<F7>

EQUITY SECTOR ANALYSIS**<F5>

                                    SmallCap      Russell 2000       S&P 600
                                      Fund        Growth Index        Index
                                    --------      ------------       -------
Consumer Discretionary               17.2%           15.0%            15.8%
Consumer Staples                      2.5%            2.4%             3.5%
Energy                                7.8%            7.2%             8.1%
Financials                           11.0%            9.7%            14.7%
Health Care                          21.8%           20.2%            12.5%
Industrials                          17.4%           15.0%            18.8%
Information Technology               22.2%           25.7%            16.2%
Materials                             0.0%            3.6%             5.7%
Telecommunication Services            0.0%            0.9%             0.2%
Utilities                             0.0%            0.3%             4.4%

   *<F4> The Fund's portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund's total net assets as of December 31, 2005.
  **<F5> Percentages shown in parentheses relate to the Fund's total equity investments as of December 31, 2005, and may not add up to 100% due to rounding.
 ***<F6> The Advisor has contractually agreed to limit the Fund's total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through December 31, 2006.
****<F7>   Includes 0.25% 12b-1 fee.

BAIRD SMALLCAP FUND

                   BAIRD SMALLCAP FUND - INSTITUTIONAL CLASS
                         VALUE OF A $100,000 INVESTMENT

                   Baird SmallCap Fund -       Russell 2000      S&P SmallCap
     Date        Institutional Class Shares    Growth Index       600 Index
     ----        --------------------------    ------------     -------------
   6/30/2004              $100,000               $100,000          $100,000
  12/31/2004              $108,400               $108,163          $111,451
   6/30/2005              $108,100               $104,286          $113,448
  12/31/2005              $112,000               $112,655          $120,011

GROWTH OF A HYPOTHETICAL INVESTMENT OF $100,000 MADE ON THE FUND'S INCEPTION DATE (6/30/04), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                      BAIRD SMALLCAP FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                  Baird SmallCap Fund -      Russell 2000       S&P SmallCap
     Date         Investor Class Shares      Growth Index         600 Index
     ----         ---------------------      ------------       ------------
   6/30/2004             $10,000                $10,000            $10,000
  12/31/2004             $10,830                $10,816            $11,145
   6/30/2005             $10,780                $10,429            $11,345
  12/31/2005             $11,160                $11,266            $12,001

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (6/30/04), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD SMALLCAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2005                           ONE YEAR       SINCE INCEPTION(1)<F8>
---------------------------------------                           --------       ----------------------
Baird SmallCap Fund - Institutional Class Shares                   3.32%                  7.83%
Baird SmallCap Fund - Investor Class Shares                        3.05%                  7.57%
Russell 2000 Growth Index(2)<F9>                                   4.15%                  8.27%
S&P SmallCap 600 Index(3)<F10>                                     7.68%                 12.93%

(1)<F8> For the period from June 30, 2004 (commencement of operations) through December 31, 2005.
(2)<F9> The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book and higher forecasted growth rates. The Russell 2000 Index consists of the 2,000 smallest U.S. domiciled publicly-traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 8% of the U.S. equity market. These indices do not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible. The Russell 2000 Growth Index has been selected to replace the S&P SmallCap 600 as the Fund's primary benchmark because the Russell 2000 Growth Index more accurately reflects the performance of the growth-style stocks in which the Fund invests.
(3)<F10> The S&P SmallCap 600 Index is an unmanaged, market-value weighted index of 600 small-capitalization common stocks chosen by Standard & Poor's on the basis of market size, liquidity and industry characteristics. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE LINE GRAPH AND TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM.

BAIRD SMALLCAP FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2005

  Shares                                                              Value
  ------                                                              -----

COMMON STOCKS - 97.1%

AIRLINES - 1.4%
    24,040   SkyWest, Inc.                                         $   645,714
                                                                   -----------

BIOTECHNOLOGY - 2.0%
    34,241   PRA International*<F11>                                   963,884
                                                                   -----------

COMMERCIAL BANKS - 10.3%
    47,355   Boston Private Financial
             Holdings, Inc.                                          1,440,539
    26,586   East West Bancorp, Inc.                                   970,123
    36,058   United Community
             Banks, Inc.                                               961,307
    27,320   Wintrust Financial
             Corporation                                             1,499,868
                                                                   -----------
                                                                     4,871,837
                                                                   -----------

COMMERCIAL SERVICES & SUPPLIES - 8.3%
    49,547   Brady Corporation -
             Class A                                                 1,792,610
    22,213   G & K Services, Inc.                                      871,860
    53,194   Marlin Business
             Services, Inc.*<F11>                                    1,270,805
                                                                   -----------
                                                                     3,935,275
                                                                   -----------

COMMUNICATIONS EQUIPMENT - 2.2%
    75,746   Tekelec*<F11>                                           1,052,869
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES - 1.3%
    28,550   Heartland Payment
             Systems, Inc.*<F11>                                       618,393
                                                                   -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.0%
    55,999   Plexus Corporation*<F11>                                1,273,417
    28,779   ScanSource, Inc.*<F11>                                  1,573,636
                                                                   -----------
                                                                     2,847,053
                                                                   -----------

ENERGY EQUIPMENT & SERVICES - 6.3%
    32,407   Dawson Geophysical
             Company*<F11>                                             998,784
    29,138   GulfMark Offshore, Inc.*<F11>                             863,067
    22,579   Oceaneering
             International, Inc.*<F11>                               1,123,983
                                                                   -----------
                                                                     2,985,834
                                                                   -----------

FOOD & STAPLES RETAILING - 2.5%
    45,176   United Natural
             Foods, Inc.*<F11>                                       1,192,646
                                                                   -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
    23,674   Kyphon Inc.*<F11>                                         966,609
    45,545   Wright Medical
             Group, Inc.*<F11>                                         929,118
                                                                   -----------
                                                                     1,895,727
                                                                   -----------

HEALTH CARE PROVIDERS & SERVICES - 11.1%
    59,017   Allscripts Healthcare
             Solutions, Inc.*<F11>                                     790,828
    24,409   American Healthways, Inc.*<F11>                         1,104,507
    24,575   Computer Programs &
             Systems, Inc.                                           1,018,142
    46,987   Providence Service
             Corporation*<F11>                                       1,352,756
    31,152   United Surgical Partners
             International, Inc.*<F11>                               1,001,537
                                                                   -----------
                                                                     5,267,770
                                                                   -----------

HOTELS, RESTAURANTS & LEISURE - 3.9%
    20,956   PF Chang's China
             Bistro, Inc.*<F11>                                      1,040,046
    16,261   Red Robin Gourmet
             Burgers Inc.*<F11>                                        828,661
                                                                   -----------
                                                                     1,868,707
                                                                   -----------

HOUSEHOLD PRODUCTS - 2.1%
    21,860   Central Garden &
             Pet Company*<F11>                                       1,004,248
                                                                   -----------

INTERNET & CATALOG RETAIL - 3.0%
    71,406   Insight Enterprises, Inc.*<F11>                         1,400,272
                                                                   -----------

IT SERVICES - 4.4%
    66,296   Covansys Corporation*<F11>                                902,289
    38,974   SRA International, Inc. -
             Class A*<F11>                                           1,190,266
                                                                   -----------
                                                                     2,092,555
                                                                   -----------

MACHINERY - 2.2%
    19,305   Bucyrus International,
             Inc. - Class A                                          1,017,374
                                                                   -----------

MULTILINE RETAIL - 2.1%
    61,432   Fred's, Inc.                                              999,499
                                                                   -----------

PHARMACEUTICALS - 3.9%
    53,195   MGI Pharma, Inc.*<F11>                                    912,826
    51,721   Salix Pharmaceuticals, Ltd.*<F11>                         909,255
                                                                   -----------
                                                                     1,822,081
                                                                   -----------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.9%
    23,318   Varian Semiconductor
             Equipment
             Associates, Inc.*<F11>                                  1,024,359
    50,994   Zoran Corporation*<F11>                                   826,613
                                                                   -----------
                                                                     1,850,972
                                                                   -----------

SOFTWARE - 6.5%
    25,322   Kronos Incorporated*<F11>                               1,059,979
    50,993   Open Solutions Inc.*<F11>                               1,168,760
    34,978   THQ Inc.*<F11>                                            834,225
                                                                   -----------
                                                                     3,062,964
                                                                   -----------

SPECIALTY RETAIL - 7.1%
    64,825   AC Moore Arts &
             Crafts, Inc.*<F11>                                        943,204
    36,684   Hibbett Sporting
             Goods, Inc.*<F11>                                       1,044,760
    26,225   Tractor Supply Company*<F11>                            1,388,352
                                                                   -----------
                                                                     3,376,316
                                                                   -----------

TRADING COMPANIES & DISTRIBUTORS - 2.6%
    20,591   Watsco, Inc.                                            1,231,548
                                                                   -----------
             Total Common Stocks
             (Cost $42,200,787)                                     46,003,538
                                                                   -----------

SHORT TERM INVESTMENTS - 2.5%

MONEY MARKET FUNDS - 2.5%
 1,179,431   Investment Company
             Cash Reserve Portfolio-
             AIM Fund                                                1,179,431
                                                                   -----------
             Total Short-Term
             Investments
             (Cost $1,179,431)                                       1,179,431
                                                                   -----------
             Total Investments
             (Cost $43,380,218) -
             99.6%                                                  47,182,969
                                                                   -----------
             Other Assets in Excess
             of Liabilities - 0.4%                                     190,691
                                                                   -----------
             TOTAL NET
             ASSETS - 100.0%                                       $47,373,660
                                                                   -----------
                                                                   -----------

*<F11>  Non Income Producing

                     See notes to the financial statements

BAIRD FUNDS, INC.

ADDITIONAL INFORMATION ON FUND EXPENSES       DECEMBER 31, 2005 (UNAUDITED)

EXAMPLE

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently the Fund's transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05 - 12/31/05).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled "Expenses Paid During Period") is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

ACTUAL VS. HYPOTHETICAL RETURNS
For the Six Months Ended December 31, 2005

                                                                                            HYPOTHETICAL (5% RETURN
                                                                       ACTUAL                   BEFORE EXPENSES)
                                                             --------------------------    --------------------------
                                FUND'S       BEGINNING        ENDING        EXPENSES        ENDING        EXPENSES
                              ANNUALIZED      ACCOUNT        ACCOUNT          PAID         ACCOUNT          PAID
                               EXPENSE         VALUE          VALUE          DURING         VALUE          DURING
                            RATIO(1)<F12>      7/1/05        12/31/05    PERIOD(1)<F12>    12/31/05    PERIOD(1)<F12>
                            -------------      ------        --------    --------------    --------    --------------
BAIRD LARGECAP FUND
   Institutional Class          0.75%        $1,000.00      $1,045.50        $3.87        $1,021.42        $3.82
   Investor Class               1.00%        $1,000.00      $1,045.70        $5.16        $1,020.16        $5.09
BAIRD MIDCAP FUND
   Institutional Class          0.85%        $1,000.00      $1,081.40        $4.46        $1,020.92        $4.33
   Investor Class               1.10%        $1,000.00      $1,079.30        $5.77        $1,019.66        $5.60
BAIRD SMALLCAP FUND
   Institutional Class          0.95%        $1,000.00      $1,036.10        $4.88        $1,020.42        $4.84
   Investor Class               1.20%        $1,000.00      $1,035.20        $5.64        $1,019.66        $5.60

(1)<F12> Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

BAIRD FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES       DECEMBER 31, 2005

                                                                   BAIRD LARGECAP    BAIRD MIDCAP     BAIRD SMALLCAP
                                                                        FUND             FUND              FUND
                                                                   --------------    ------------     --------------
ASSETS:
   Investments, at value (cost $22,978,222;
     $77,356,898; and $43,380,218, respectively)                     $29,504,071      $90,167,926       $47,182,969
   Dividends receivable                                                   22,849           14,202             3,511
   Interest receivable                                                       815            7,291             6,093
   Receivable for investments sold                                     1,404,744               --                --
   Receivable for fund shares sold                                         6,860           87,654           220,899
   Other assets                                                            9,769            8,479            29,815
                                                                     -----------      -----------       -----------
   Total assets                                                       30,949,108       90,285,552        47,443,287
                                                                     -----------      -----------       -----------
LIABILITIES:
   Payable to Advisor and Distributor                                      9,731           46,240            19,482
   Payable for fund shares repurchased                                 1,116,624            1,579             7,500
   Accrued expenses and other liabilities                                 46,602           60,117            42,645
                                                                     -----------      -----------       -----------
   Total liabilities                                                   1,172,957          107,936            69,627
                                                                     -----------      -----------       -----------
NET ASSETS                                                           $29,776,151      $90,177,616       $47,373,660
                                                                     -----------      -----------       -----------
                                                                     -----------      -----------       -----------
NET ASSETS CONSIST OF:
   Capital stock                                                     $29,834,468      $76,266,993       $44,396,139
   Accumulated undistributed net investment income                            35               --                --
   Accumulated net realized gain (loss) on investments sold           (6,584,201)       1,099,595          (825,230)
   Net unrealized appreciation on investments                          6,525,849       12,811,028         3,802,751
                                                                     -----------      -----------       -----------
NET ASSETS                                                           $29,776,151      $90,177,616       $47,373,660
                                                                     -----------      -----------       -----------
                                                                     -----------      -----------       -----------
INSTITUTIONAL CLASS SHARES
   Net assets                                                        $27,375,626      $85,670,669       $45,010,093
   Shares outstanding
     ($0.01 par value, unlimited shares authorized)                    3,287,395        7,702,045         4,018,386
   Net asset value, offering and redemption price per share          $      8.33      $     11.12       $     11.20
                                                                     -----------      -----------       -----------
                                                                     -----------      -----------       -----------
INVESTOR CLASS SHARES
   Net assets                                                        $ 2,400,525      $ 4,506,947       $ 2,363,567
   Shares outstanding
     ($0.01 par value, unlimited shares authorized)                      289,729          409,927           211,828
   Net asset value, offering and redemption price per share          $      8.29      $     10.99       $     11.16
                                                                     -----------      -----------       -----------
                                                                     -----------      -----------       -----------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF OPERATIONS       YEAR ENDED DECEMBER 31, 2005

                                                                   BAIRD LARGECAP    BAIRD MIDCAP     BAIRD SMALLCAP
                                                                        FUND             FUND              FUND
                                                                   --------------    ------------     --------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld
     of $2,968, $0 and $0, respectively)                              $  685,188       $  555,481        $   74,943
   Interest                                                               54,416           82,411            35,629
                                                                      ----------       ----------        ----------
   Total investment income                                               739,604          637,892           110,572
                                                                      ----------       ----------        ----------

EXPENSES:
   Investment advisory fees                                              398,856          742,939           249,325
   Administration fees                                                    35,606           56,955            14,206
   Shareholder servicing fees                                             24,279           29,466            30,327
   Fund accounting fees                                                   32,163           39,305            28,015
   Professional fees                                                      27,678           41,805            12,450
   Federal and state registration                                         31,339           32,746            29,668
   Directors fees                                                          6,145           10,293             2,855
   Custody fees                                                            4,174            7,703            12,746
   Reports to shareholders                                                 4,186            3,650             2,310
   Distribution fees - Investor Class Shares                               6,049           10,613             1,646
   Miscellaneous                                                           4,817            6,910             1,091
                                                                      ----------       ----------        ----------
   Total expenses                                                        575,292          982,385           384,639
   Expense reimbursement by Advisor                                     (109,024)        (129,774)         (104,335)
                                                                      ----------       ----------        ----------
   Total expenses                                                        466,268          852,611           280,304
                                                                      ----------       ----------        ----------
NET INVESTMENT INCOME (LOSS)                                             273,336         (214,719)         (169,732)
                                                                      ----------       ----------        ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                             2,075,582        4,534,559          (622,142)
   Change in unrealized appreciation/depreciation on investments        (360,051)       1,330,768         2,209,185
                                                                      ----------       ----------        ----------
   Net realized and unrealized gain on investments                     1,715,531        5,865,327         1,587,043
                                                                      ----------       ----------        ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $1,988,867       $5,650,608        $1,417,311
                                                                      ----------       ----------        ----------
                                                                      ----------       ----------        ----------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 BAIRD LARGECAP FUND
                                                                       -------------------------------------
                                                                          Year Ended          Year Ended
                                                                       December 31, 2005   December 31, 2004
                                                                       -----------------   -----------------
OPERATIONS:
   Net investment income                                                  $   273,336         $   443,344
   Net realized gain (loss) on investments                                  2,075,582            (696,191)
   Change in unrealized appreciation/depreciation on investments             (360,051)          3,517,047
                                                                          -----------         -----------
   Net increase in net assets resulting from operations                     1,988,867           3,264,200
                                                                          -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                4,077,942           6,437,380
   Shares issued to holders in reinvestment of dividends                      269,481             439,027
   Cost of shares redeemed                                                (42,940,244)         (3,421,800)
                                                                          -----------         -----------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                      (38,592,821)          3,454,607
                                                                          -----------         -----------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                                (258,497)           (431,568)
                                                                          -----------         -----------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                                 (15,591)            (10,989)
                                                                          -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (36,878,042)          6,276,250

NET ASSETS:
   Beginning of year                                                       66,654,193          60,377,943
                                                                          -----------         -----------
   End of year (including undistributed net investment income
     of $35 and $787, respectively)                                       $29,776,151         $66,654,193
                                                                          -----------         -----------
                                                                          -----------         -----------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 BAIRD MIDCAP FUND
                                                                       -------------------------------------
                                                                          Year Ended          Year Ended
                                                                       December 31, 2005   December 31, 2004
                                                                       -----------------   -----------------
OPERATIONS:
   Net investment loss                                                   $   (214,719)        $  (258,644)
   Net realized gain on investments                                         4,534,559           1,764,507
   Change in unrealized appreciation on investments                         1,330,768           6,685,264
                                                                         ------------         -----------
   Net increase in net assets resulting from operations                     5,650,608           8,191,127
                                                                         ------------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               22,919,718          56,415,797
   Shares issued to holders in reinvestment of dividends                    2,763,152             149,585
   Cost of shares redeemed                                                (28,445,712)         (3,773,365)
                                                                         ------------         -----------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                       (2,762,842)         52,792,017
                                                                         ------------         -----------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net realized gains                                                 (2,976,399)           (143,452)
                                                                         ------------         -----------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net realized gains                                                   (155,477)             (6,831)
                                                                         ------------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (244,110)         60,832,861

NET ASSETS:
   Beginning of year                                                       90,421,726          29,588,865
                                                                         ------------         -----------
   End of year                                                           $ 90,177,616         $90,421,726
                                                                         ------------         -----------
                                                                         ------------         -----------

                     See notes to the financial statements

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  BAIRD SMALLCAP FUND
                                                                       ---------------------------------------
                                                                                         June 30, 2004(1)<F13>
                                                                          Year Ended            through
                                                                       December 31, 2005   December 31, 2004
                                                                       -----------------   -----------------
OPERATIONS:
   Net investment loss                                                    $  (169,732)        $   (50,298)
   Net realized loss on investments                                          (622,142)           (203,088)
   Change in unrealized appreciation on investments                         2,209,185           1,593,566
                                                                          -----------         -----------
   Net increase in net assets resulting from operations                     1,417,311           1,340,180
                                                                          -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               33,342,662          17,042,209
   Cost of shares redeemed                                                 (4,785,759)           (982,943)
                                                                          -----------         -----------
   Net increase in net assets resulting
     from capital share transactions                                       28,556,903          16,059,266
                                                                          -----------         -----------

TOTAL INCREASE IN NET ASSETS                                               29,974,214          17,399,446

NET ASSETS:
   Beginning of period                                                     17,399,446                  --
                                                                          -----------         -----------
   End of period                                                          $47,373,660         $17,399,446
                                                                          -----------         -----------
                                                                          -----------         -----------

(1)<F13>  Commencement of operations.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                     BAIRD LARGECAP FUND - INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                       2005            2004             2003            2002            2001
                                                     --------        --------         --------        --------        --------
Per Share Data:
   Net asset value, beginning of period             $      8.13     $      7.78     $      6.41     $      8.63      $      9.58
                                                    -----------     -----------     -----------     -----------      -----------
Income from investment operations:
   Net investment income                                   0.04(1)         0.06(1)         0.02            0.02             0.01
                                                              <F14>           <F14>
   Net realized and unrealized
     gains (losses) on investments                         0.24            0.35            1.37           (2.22)           (0.95)
                                                    -----------     -----------     -----------     -----------      -----------
   Total from investment operations                        0.28            0.41            1.39           (2.20)           (0.94)
                                                    -----------     -----------     -----------     -----------      -----------
Less distributions:
   Dividends from net investment income                   (0.08)          (0.06)          (0.02)          (0.02)           (0.01)
   Distributions from net realized gains                     --              --              --              --               --
                                                    -----------     -----------     -----------     -----------      -----------
   Total distributions                                    (0.08)          (0.06)          (0.02)          (0.02)           (0.01)
                                                    -----------     -----------     -----------     -----------      -----------
Net asset value, end of period                            $8.33           $8.13           $7.78           $6.41            $8.63
                                                    -----------     -----------     -----------     -----------      -----------
                                                    -----------     -----------     -----------     -----------      -----------
Total return                                              3.39%           5.21%          21.75%        (25.53)%          (9.84)%
Supplemental data and ratios:
   Net assets, end of period                        $27,375,626     $64,754,140     $59,743,783     $48,900,767      $51,446,666
   Ratio of expenses to average net assets                0.75%           0.75%           0.75%           0.75%            0.75%
   Ratio of expenses to average
     net assets (before waivers)                          0.93%           0.93%           0.95%           0.95%            1.06%
   Ratio of net investment income
     to average net assets                                0.46%           0.72%           0.34%           0.23%            0.12%
   Ratio of net investment income (loss)
     to average net assets (before waivers)               0.28%           0.54%           0.14%           0.03%          (0.19)%
   Portfolio turnover rate(2)<F15>                        28.6%           23.2%           24.8%           16.2%             9.0%

(1)<F14>   Calculated using average shares outstanding during the period.
(2)<F15> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                        BAIRD LARGECAP FUND - INVESTOR CLASS
                                                     -------------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                       2005            2004             2003            2002            2001
                                                     --------        --------         --------        --------        --------
Per Share Data:
   Net asset value, beginning of period             $      8.09     $      7.75     $      6.40     $      8.61      $      9.57
                                                    -----------     -----------     -----------     -----------      -----------
Income from investment operations:
   Net investment income (loss)                            0.02(1)         0.04(1)         0.01           (0.00)(2)        (0.01)
                                                              <F16>           <F16>                            <F17>
   Net realized and unrealized
     gains (losses) on investments                         0.23            0.35            1.35           (2.21)           (0.95)
                                                    -----------     -----------     -----------     -----------      -----------
   Total from investment operations                        0.25            0.39            1.36           (2.21)           (0.96)
                                                    -----------     -----------     -----------     -----------      -----------
Less distributions:
   Dividends from net investment income                   (0.05)          (0.05)          (0.01)          (0.00)              --
   Distributions from net realized gains                     --              --              --              --               --
                                                    -----------     -----------     -----------     -----------      -----------
   Total distributions                                    (0.05)          (0.05)          (0.01)          (0.00)              --
                                                    -----------     -----------     -----------     -----------      -----------
Net asset value, end of period                      $      8.29     $      8.09     $      7.75     $      6.40      $      8.61
                                                    -----------     -----------     -----------     -----------      -----------
                                                    -----------     -----------     -----------     -----------      -----------
Total return                                              3.15%           5.00%          21.20%        (25.65)%         (10.03)%
Supplemental data and ratios:
   Net assets, end of period                         $2,400,525      $1,900,053        $634,160        $647,018         $615,533
   Ratio of expenses to average net assets                1.00%           1.00%           1.00%           1.00%            1.00%
   Ratio of expenses to average
     net assets (before waivers)                          1.18%           1.18%           1.20%           1.20%            1.31%
   Ratio of net investment income (loss)
     to average net assets                                0.21%           0.47%           0.09%         (0.02)%          (0.13)%
   Ratio of net investment income (loss)
     to average net assets (before waivers)               0.03%           0.29%         (0.11)%         (0.22)%          (0.44)%
   Portfolio turnover rate(3)<F18>                        28.6%           23.2%           24.8%           16.2%             9.0%

(1)<F16>  Calculated using average shares outstanding during the period.
(2)<F17>  Amount is less than $0.01.
(3)<F18> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                      BAIRD MIDCAP FUND - INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                       2005            2004             2003            2002            2001
                                                     --------        --------         --------        --------        --------
Per Share Data:
   Net asset value, beginning of period             $     10.91     $      9.72     $      7.66     $      9.11      $      9.70
                                                    -----------     -----------     -----------     -----------      -----------
Income from investment operations:
   Net investment income                                  (0.02)(1)       (0.04)(1)       (0.07)          (0.07)(1)        (0.06)(1)
                                                               <F19>           <F19>                           <F19>           <F19>
   Net realized and unrealized
     gains (losses) on investments                         0.63            1.25            2.13           (1.38)           (0.53)
                                                    -----------     -----------     -----------     -----------      -----------
   Total from investment operations                        0.61            1.21            2.06           (1.45)           (0.59)
                                                    -----------     -----------     -----------     -----------      -----------
Less distributions:
   Distributions from net realized gains                  (0.40)          (0.02)             --              --               --
                                                    -----------     -----------     -----------     -----------      -----------
Net asset value, end of period                      $     11.12     $     10.91     $      9.72     $      7.66      $      9.11
                                                    -----------     -----------     -----------     -----------      -----------
                                                    -----------     -----------     -----------     -----------      -----------
Total return                                              5.56%          12.44%          26.89%         (15.92)%         (6.08)%
Supplemental data and ratios:
   Net assets, end of period                        $85,670,669     $86,476,869     $28,629,656     $20,864,264      $13,049,574
   Ratio of expenses to average net assets                0.85%           0.85%           1.20%           1.25%            1.25%
   Ratio of expenses to average
     net assets (before waivers)                          0.98%           1.05%           1.20%           1.39%            2.06%
   Ratio of net investment loss to average net assets   (0.21)%         (0.43)%         (0.81)%         (0.84)%          (0.67)%
   Ratio of net investment loss
     to average net assets (before waivers)             (0.34)%         (0.63)%         (0.81)%         (0.98)%          (1.48)%
   Portfolio turnover rate(2)<F20>                        77.4%           77.9%           81.8%           55.4%            73.6%

(1)<F19>  Calculated using average shares outstanding during the period.
(2)<F20> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                         BAIRD MIDCAP FUND - INVESTOR CLASS
                                                     -------------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                       2005            2004             2003            2002            2001
                                                     --------        --------         --------        --------        --------
Per Share Data:
   Net asset value, beginning of period             $     10.82     $      9.65     $      7.63     $      9.09      $      9.70
                                                    -----------     -----------     -----------     -----------      -----------
Income from investment operations:
   Net investment income                                  (0.05)(1)       (0.07)(1)       (0.09)          (0.09)(1)        (0.08)(1)
                                                               <F21>           <F21>                           <F21>           <F21>
   Net realized and unrealized
     gains (losses) on investments                         0.62            1.26            2.11           (1.37)           (0.53)
                                                    -----------     -----------     -----------     -----------      -----------
   Total from investment operations                        0.57            1.19            2.02           (1.46)           (0.61)
                                                    -----------     -----------     -----------     -----------      -----------
Less distributions:
   Distributions from net realized gains                  (0.40)          (0.02)             --              --               --
                                                    -----------     -----------     -----------     -----------      -----------
Net asset value, end of period                      $     10.99     $     10.82     $      9.65     $      7.63      $      9.09
                                                    -----------     -----------     -----------     -----------      -----------
                                                    -----------     -----------     -----------     -----------      -----------
Total return                                              5.24%          12.32%          26.47%        (16.06)%          (6.29)%
Supplemental data and ratios:
   Net assets, end of period                         $4,506,947      $3,944,857        $959,209        $801,703       $1,050,356
   Ratio of expenses to average net assets                1.10%           1.10%           1.45%           1.50%            1.50%
   Ratio of expenses to average
     net assets (before waivers)                          1.23%           1.30%           1.45%           1.64%            2.31%
   Ratio of net investment loss
     to average net assets                              (0.46)%         (0.68)%         (1.06)%         (1.09)%          (0.92)%
   Ratio of net investment loss
     to average net assets (before waivers)             (0.59)%         (0.88)%         (1.06)%         (1.23)%          (1.73)%
   Portfolio turnover rate(2)<F22>                        77.4%           77.9%           81.8%           55.4%            73.6%

(1)<F21>  Calculated using average shares outstanding during the period.
(2)<F22> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                                   BAIRD SMALLCAP FUND -
                                                                                    INSTITUTIONAL CLASS
                                                                           -------------------------------------
                                                                            Year Ended     June 30, 2004(1)<F23>
                                                                           December 31,           through
                                                                               2005          December 31, 2004
                                                                           ------------      -----------------
Per Share Data:
   Net asset value, beginning of period                                      $     10.84         $     10.00
                                                                             -----------         -----------
Income from investment operations:
   Net investment loss(2)<F24>                                                     (0.06)              (0.03)
   Net realized and unrealized gains (losses) on investments                        0.42                0.87
                                                                             -----------         -----------
   Total from investment operations                                                 0.36                0.84
                                                                             -----------         -----------
Net asset value, end of period                                               $     11.20         $     10.84
                                                                             -----------         -----------
                                                                             -----------         -----------
Total return                                                                       3.32%               8.40%(3)<F25>
Supplemental data and ratios:
   Net assets, end of period                                                 $45,010,093         $17,331,262
   Ratio of expenses to average net assets                                         0.95%               0.95%(4)<F26>
   Ratio of expenses to average net assets (before waivers)                        1.31%               1.89%
   Ratio of net investment loss to average net assets                            (0.57)%             (0.65)%(4)<F26>
   Ratio of net investment loss to average net assets (before waivers)           (0.93)%             (1.59)%
   Portfolio turnover rate(5)<F27>                                                 56.4%               34.7%(3)<F25>

(1)<F23>  Commencement of operations.
(2)<F24>  Calculated using average shares outstanding during the period.
(3)<F25>  Not annualized.
(4)<F26>  Annualized.
(5)<F27> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                                   BAIRD SMALLCAP FUND -
                                                                                       INVESTOR CLASS
                                                                           -------------------------------------
                                                                            Year Ended     June 30, 2004(1)<F28>
                                                                           December 31,           through
                                                                               2005          December 31, 2004
                                                                           ------------      -----------------
Per Share Data:
   Net asset value, beginning of period                                      $     10.83         $     10.00
                                                                             -----------         -----------
Income from investment operations:
   Net investment loss(2)<F29>                                                     (0.09)              (0.05)
   Net realized and unrealized gains (losses) on investments                        0.42                0.88
                                                                             -----------         -----------
   Total from investment operations                                                 0.33                0.83
                                                                             -----------         -----------
Net asset value, end of period                                               $     11.16         $     10.83
                                                                             -----------         -----------
                                                                             -----------         -----------
Total return                                                                       3.05%               8.30%(3)<F30>
Supplemental data and ratios:
   Net assets, end of period                                                 $ 2,363,567         $    68,184
   Ratio of expenses to average net assets                                         1.20%(4)<F31>       1.20%(4)<F31>
   Ratio of expenses to average net assets (before waivers)                        1.56%               2.14%
   Ratio of net investment loss to average net assets                            (0.82)%(4)<F31>     (0.90)%(4)<F31>
   Ratio of net investment loss to average net assets (before waivers)           (1.18)%             (1.84)%
   Portfolio turnover rate(5)<F32>                                                56.36%               34.7%(3)<F30>

(1)<F28>  Commencement of operations.
(2)<F29>  Calculated using average shares outstanding during the period.
(3)<F30>  Not annualized.
(4)<F31>  Annualized.
(5)<F32> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

BAIRD FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS       DECEMBER 31, 2005

1.   ORGANIZATION

Baird Funds, Inc. (the "Corporation") was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The accompanying financial statements include the Baird LargeCap Fund, the Baird MidCap Fund and the Baird SmallCap Fund (each a "Fund" and collectively the "Funds"), three of the eight portfolios comprising the Corporation. Pursuant to the 1940 Act, the Funds are "diversified" series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated ("Baird" or the "Advisor").

The Baird LargeCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on December 29, 2000. The Baird SmallCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on June 30, 2004. The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.

The investment objective of the Baird LargeCap Fund is long-term growth of capital through investments in equity securities of large-capitalization companies.

The investment objective of the Baird MidCap Fund is long-term growth of capital through investments in equity securities of mid-capitalization companies.

The investment objective of the Baird SmallCap Fund is long-term growth of capital through investments in equity securities of small-capitalization companies.

On December 31, 2005, one shareholder related to the Advisor held approximately 70% of the Baird LargeCap Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price. Securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. If such securities were not traded on the valuation date they are valued at the average of the current bid and asked price. Because market quotations for most debt securities are not readily available, debt securities are stated at fair value as furnished by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acqusition cost plus or minus any amortized discount or premium. Investments in mutual funds are valued at their stated net asset value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by a valuation committee of the Advisor pursuant to authority delegated, and in accordance with procedures approved, by the Corporation's Board of Directors. In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

b) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c) Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

d) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, are declared and paid at least annually.

e) Allocation of Income and Expenses - Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares. Income, expenses, and realized and unrealized gains and losses are allocated to the classes based on their respective net assets. Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets.

f) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified in the capital accounts.

h) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown and this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

3.   CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

BAIRD LARGECAP FUND

                                         Year Ended                                                             Year Ended
                                     December 31, 2005                                                       December 31, 2005
                                 --------------------------                                             --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $             Shares
                                 -----------       --------                                             -----------       --------
Shares sold                      $  3,287,419        410,040          Shares sold                        $  790,523         98,881
Shares issued through                                                 Shares issued through
  reinvestment of dividends           253,910         30,227            reinvestment of dividends            15,571          1,863
Shares redeemed                   (42,566,187)    (5,113,671)         Shares redeemed                      (374,057)       (45,879)
                                 ------------     ----------                                             ----------        -------
Net Decrease                     $(39,024,858)    (4,673,404)         Net Increase                         $432,037         54,865
                                 ------------                                                            ----------
                                 ------------                                                            ----------
Shares Outstanding:                                                   Shares Outstanding:
Beginning of period                                7,960,799          Beginning of period                                  234,864
                                                  ----------                                                               -------
End of period                                      3,287,395          End of period                                        289,729
                                                  ----------                                                               -------
                                                  ----------                                                               -------

                                        Year Ended                                                             Year Ended
                                     December 31, 2004                                                      December 31, 2004
                                 -------------------------                                              --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $             Shares
                                 -----------       --------                                             -----------       --------
Shares sold                      $  5,204,938        657,907          Shares sold                        $1,232,442        156,739
Shares issued through                                                 Shares issued through
  reinvestment of dividends           428,099         52,721            reinvestment of dividends            10,928          1,354
Shares redeemed                    (3,382,487)      (430,488)         Shares redeemed                       (39,313)        (5,082)
                                 ------------     ----------                                             ----------        -------
Net Increase                     $  2,250,550        280,140          Net Increase                       $1,204,057        153,011
                                                  ----------                                                               -------
                                                  ----------                                                               -------
Shares Outstanding:                                                   Shares Outstanding:
Beginning of period                                7,680,659          Beginning of period                                   81,853
                                                  ----------                                                               -------
End of period                                      7,960,799          End of period                                        234,864
                                                  ----------                                                               -------
                                                  ----------                                                               -------

BAIRD MIDCAP FUND

                                         Year Ended                                                             Year Ended
                                     December 31, 2005                                                       December 31, 2005
                                 --------------------------                                             --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $             Shares
                                 -----------       --------                                             -----------       --------
Shares sold                      $ 21,848,259      2,032,237          Shares sold                        $1,071,459         99,399
Shares issued through                                                 Shares issued through
  reinvestment of dividends         2,612,352        234,082            reinvestment of dividends           150,800         13,672
Shares redeemed                   (27,724,642)    (2,488,411)         Shares redeemed                      (721,070)       (67,838)
                                 ------------     ----------                                             ----------        -------
Net Decrease                     $ (3,264,031)      (222,092)         Net Decrease                       $  501,189         45,233
                                 ------------                                                            ----------
                                 ------------                                                            ----------
Shares Outstanding:                                                   Shares Outstanding:
Beginning of period                                7,924,137          Beginning of period                                  364,694
                                                  ----------                                                               -------
End of period                                      7,702,045          End of period                                        409,927
                                                  ----------                                                               -------
                                                  ----------                                                               -------

                                         Year Ended                                                             Year Ended
                                     December 31, 2004                                                       December 31, 2004
                                 --------------------------                                             --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $             Shares
                                 -----------       --------                                             -----------       --------
Shares sold                      $ 53,356,727      5,302,856          Shares sold                        $3,059,070        299,099
Shares issued through                                                 Shares issued through
  reinvestment of dividends           142,982         13,214            reinvestment of dividends             6,603            615
Shares redeemed                    (3,419,077)      (337,955)         Shares redeemed                      (354,288)       (34,372)
                                 ------------     ----------                                             ----------        -------
Net Increase                     $ 50,080,632      4,978,115          Net Increase                       $2,711,385        265,342
                                 ------------                                                            ----------
                                 ------------                                                            ----------
Shares Outstanding:                                                   Shares Outstanding:
Beginning of period                                2,946,022          Beginning of period                                   99,352
                                                  ----------                                                               -------
End of period                                      7,924,137          End of period                                        364,694
                                                  ----------                                                               -------
                                                  ----------                                                               -------

BAIRD SMALLCAP FUND

                                         Year Ended                                                             Year Ended
                                     December 31, 2005                                                       December 31, 2005
                                 --------------------------                                             --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $             Shares
                                 -----------       --------                                             -----------       --------
Shares sold                       $30,846,152      2,842,497          Shares sold                        $2,496,510        225,110
Shares redeemed                    (4,571,120)      (422,581)         Shares redeemed                      (214,639)       (19,578)
                                  -----------      ---------                                             ----------        -------
Net Increase                      $26,275,032      2,419,916          Net Increase                       $2,281,871        205,532
                                  -----------                                                            ----------
                                  -----------                                                            ----------
Shares Outstanding:                                                   Shares Outstanding:
Beginning of period                                1,598,470          Beginning of period                                    6,296
                                                   ---------                                                               -------
End of period                                      4,018,386          End of period                                        211,828
                                                   ---------                                                               -------
                                                   ---------                                                               -------

                                   June 30, 2004(1)<F33>                                                   June 30, 2004(1)<F33>
                                          through                                                                 through
                                     December 31, 2004                                                       December 31, 2004
                                 --------------------------                                             --------------------------
INSTITUTIONAL CLASS SHARES            $             Shares            INVESTOR CLASS SHARES                  $             Shares
                                 -----------       --------                                             -----------       --------
Shares sold                       $16,977,724      1,699,415          Shares sold                        $   64,485          6,296
Shares redeemed                      (982,943)      (100,945)         Shares redeemed                            --             --
                                  -----------      ---------                                             ----------        -------
Net Increase                      $15,994,781      1,598,470          Net Increase                       $   64,485          6,296
                                  -----------                                                            ----------
                                  -----------                                                            ----------
Shares Outstanding:                                                   Shares Outstanding:
Beginning of period                                       --          Beginning of period                                       --
                                                   ---------                                                               -------
End of period                                      1,598,470          End of period                                          6,296
                                                   ---------                                                               -------
                                                   ---------                                                               -------

(1)<F33>  Commencement of operations.

4.   INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) were as follows:

                     Baird             Baird             Baird
                 LargeCap Fund      MidCap Fund      SmallCap Fund
                 -------------      -----------      -------------
Purchases:        $16,779,701       $74,465,351       $43,554,721
Sales:            $52,270,044       $80,671,023       $16,085,251

At December 31, 2005, accumulated earnings/losses on a tax basis were as follows:

                                                  LARGECAP             MIDCAP             SMALLCAP
                                                    FUND                FUND                FUND
                                                  --------             ------             --------
Cost of Investments                              $23,018,742         $77,466,370         $43,511,561
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------
Gross unrealized appreciation                    $ 6,813,854         $15,186,002         $ 5,745,436
Gross unrealized depreciation                       (328,525)         (2,484,446)         (2,074,028)
                                                 -----------         -----------         -----------
Net unrealized appreciation/(depreciation)       $ 6,485,329         $12,701,556         $ 3,671,408
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------
Undistributed ordinary income                    $        35         $   355,507         $        --
Undistributed long-term capital gain                      --             853,560                  --
                                                 -----------         -----------         -----------
Total distributable earnings                     $        35         $ 1,209,067         $        --
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------
Other accumulated gains (losses)                 $(6,543,681)        $        --         $  (693,887)
                                                 -----------         -----------         -----------
Total accumulated earnings/(losses)              $   (58,317)        $13,910,623         $ 2,977,521
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005, the Baird SmallCap Fund elected to defer capital losses occurring between November 1, 2005 and December 31, 2005 in the amount of $147,920.

At December 31, 2005, the Baird LargeCap Fund had accumulated net realized capital loss carryovers of $1,167,011 that expire in 2012, $3,094,411 that expire in 2011 and $2,282,259 that expire in 2010. At December 31, 2005, the Baird SmallCap Fund had accumulated net realized capital loss carryovers of $190,878 expiring in 2012 and $355,089 that expire in 2013. To the extent the Funds realize future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryovers. During the year ended December 31, 2005, the Baird LargeCap Fund utilized $2,058,234 in capital loss carryovers from previous years.

During the year ended December 31, 2005, the Funds paid the following dividends:

                       ORDINARY INCOME DIVIDENDS   NET LONG-TERM CAPITAL GAINS
                       -------------------------   ---------------------------
Baird LargeCap Fund             $274,088                            --
Baird MidCap Fund                674,962                    $2,456,914
Baird SmallCap Fund                   --                            --

During the period ended December 31, 2004, the Funds paid the following dividends:

                       ORDINARY INCOME DIVIDENDS   NET LONG-TERM CAPITAL GAINS
                       -------------------------   ---------------------------
Baird LargeCap Fund             $442,557                            --
Baird MidCap Fund                     --                      $150,283
Baird SmallCap Fund                   --                            --

5.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund, 0.75% for the Baird MidCap Fund and 0.85% for the Baird SmallCap Fund as applied to the respective Fund's average daily net assets. Certain officers of the Advisor are also officers of the Funds.

For each of the fiscal years ended December 31, 2005 and 2006, the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that each Fund's operating expenses do not exceed the following percentages of average daily net assets:

                         INSTITUTIONAL CLASS SHARES    INVESTOR CLASS SHARES
                         --------------------------    ---------------------
Baird LargeCap Fund                 0.75%                      1.00%
Baird MidCap Fund                   0.85%                      1.10%
Baird SmallCap Fund                 0.95%                      1.20%

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed. A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

                                            Fiscal Period Ended December 31,
                                            --------------------------------
                                            2005          2004         2003
                                            ----          ----         ----
   REIMBURSED / ABSORBED EXPENSES SUBJECT
     TO RECOVERY BY ADVISOR UNTIL:          2008          2007         2006
   BAIRD LARGECAP FUND                    $109,024     $114,127      $108,138
   BAIRD MIDCAP FUND                      $129,774     $116,179      $  1,122
   BAIRD SMALLCAP FUND                    $104,335     $ 72,320            --

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the "Distributor") is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Fund for the year ended December 31, 2005.

6.   DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds' Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Funds' Investor Class Shares. The Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Fund incurred $6,049, $10,613 and $1,646, respectively, in fees pursuant to the Plan during the year ended December 31, 2005.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Baird Funds, Inc:

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Fund (three of the portfolios constituting Baird Funds, Inc., hereafter referred to as the "Funds"), including the schedules of investments as of December 31, 2005, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the Funds for the years or periods ended December 31, 2004 and prior were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 22, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Baird Funds, Inc. as of December 31, 2005, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Grant Thornton LLP

Chicago, Illinois
February 15, 2006

BAIRD FUNDS, INC.

DIRECTORS & OFFICERS AS OF DECEMBER 31, 2005

                                                                                                     Number of
                                                                                                     Portfolios    Other
                            Position(s) Term of Office    Principal                                  in Complex    Directorships
                            Held with   and Length of     Occupation(s)                              Overseen      Held
Name, Address, and Age      the Funds   Time Served       During Past 5 Years                        by Director   by Director
----------------------      ----------- --------------    -------------------                        -----------   -------------

G. Frederick Kasten, Jr.*   Director    Indefinite;       Retired; Chairman, the Advisor (January         8        Director of
                     <F34>  And         Since September   2000-December 2005); Chairman & CEO, the                 Regal-Beloit
777 East Wisconsin Avenue   Chairman    2000              Advisor (January 1998-January 2000);                     Corporation,
Milwaukee, WI  53202                                      President, Chairman and CEO, the Advisor                 a manufacturing
Age:  66                                                  (June 1983-January 1998); President, the                 company
                                                          Advisor (January 1979-January 1983)


John W. Feldt               Independent Indefinite;       Senior Vice President-Finance, University       8        Director of
University of               Director    Since September   of Wisconsin Foundation since 1985; Vice                 Thompson
Wisconsin Foundation                    2000              President-Finance, University of Wisconsin               Plumb Funds,
1848 University Avenue                                    Foundation (1980-1985); Associate Director,              Inc., a mutual
Madison, WI  53705                                        University of Wisconsin Foundation                       fund complex
Age:  63                                                  (1967-1980)                                              of which Mr.
                                                                                                                   Feldt oversees
                                                                                                                   2 portfolios

George C. Kaiser            Independent Indefinite;       CEO, George Kaiser & Co., a business            8        None
759 N. Milwaukee Street     Director    Since September   consulting company, since 1999; Chairman
Milwaukee, WI  53202                    2000              and CEO, Hanger Tight Company, a
Age:  72                                                  manufacturing company (1988-1999);
                                                          Chairman and CEO, Interstore Transfer
                                                          Systems, Ltd., a manufacturing company
                                                          (1992-1999); Chairman, International
                                                          Retail Services Group, Ltd. (1995-1999);
                                                          Executive Vice President, Arandell Schmidt
                                                          Co., a catalog printer company (1984-1987);
                                                          various positions Arthur Andersen & Co.
                                                          (1957-1964, 1967-1984), most recently serving
                                                          as Partner (1969-1984); Secretary of Administration,
                                                          State of Wisconsin (1965-1967)

Frederick P. Stratton, Jr.  Independent Indefinite;       Retired; Chairman Emeritus, Briggs &            8        Director of
777 East Wisconsin Avenue   Director    Since May         Stratton Corporation, a manufacturing                    Midwest Air
Suite 1400                              2004              company, since 2003; Chairman of the                     Group, Inc., an
Milwaukee, WI  53202                                      Board, Briggs & Stratton Corporation                     airline company;
Age:  66                                                  (2001-2002); Chairman and CEO, Briggs &                  Weyco Group,
                                                          Stratton Corporation (1986-2001)                         Inc., a men's
                                                                                                                   footwear
                                                                                                                   distributor;
                                                                                                                   Wisconsin
                                                                                                                   Energy
                                                                                                                   Corporation and
                                                                                                                   its subsidiaries
                                                                                                                   Wisconsin
                                                                                                                   Electric
                                                                                                                   Company and
                                                                                                                   Wisconsin Gas
                                                                                                                   Company

Mary Ellen Stanek           President   Indefinite;       Managing Director, the Advisor, and Chief       N/A      N/A
777 East Wisconsin Avenue               Since September   Investment Officer, Baird Advisors, a
Milwaukee, WI  53202                    2000              department of the Advisor, since March
Age:  49                                                  2000; President and CEO, Firstar Investment
                                                          Research & Management Company, LLC ("FIRMCO")
                                                          (November 1998-February 2000); President,
                                                          Firstar Funds, Inc. (December 1998-March 2000);
                                                          President and Chief Operating Officer, FIRMCO
                                                          (March 1994-November 1998)

J. Bary Morgan              Senior Vice Indefinite;       Chief Investment Officer, Baird Investment      N/A      N/A
777 East Wisconsin Avenue   President   Since February    Management, a department of the Advisor,
Milwaukee, WI 53202                     2003              since January 2004; Managing Director, the
Age: 40                                                   Advisor, since January 2001; Director, Baird
                                                          Investment Management (January 2001-January 2004);
                                                          Senior Vice President, the Advisor (January
                                                          2000-January 2001); First Vice President, the
                                                          Advisor (January 1996-January 2000)

Todd S. Nichol              Vice        Indefinite;       Chief Compliance Officer, the Advisor           N/A      N/A
777 East Wisconsin Avenue   President   Since August      since October 2004; Assistant Compliance
Milwaukee, WI 53202         and Chief   2004              Director, the Advisor since August 2002;
Age: 43                     Compliance                    Senior Vice President, the Advisor since
                            Officer                       January 2005; First Vice President, the
                                                          Advisor (January 2004-January 2005):
                                                          Vice President, the Advisor (August 2002-
                                                          January 2004); Vice President-Risk Management,
                                                          BNY Clearing Services, LLC, a division of
                                                          The Bank of New York (August 1995-August 2002)

Russell P. Schwei           Vice        Indefinite;       Operations Director, the Advisor since          N/A      N/A
777 East Wisconsin Avenue   President   Since September   July 1992; Managing Director, the Advisor
Milwaukee, WI 53202                     2000              since January 1997; Chief Financial
Age: 46                                                   Officer and Managing Director, the Advisor
                                                          (February 1999-December 1999)

Leonard M. Rush             Treasurer   Indefinite;       Chief Financial Officer, the Advisor since      N/A      N/A
777 East Wisconsin Avenue               Since September   January 2000
Milwaukee, WI 53202                     2000
Age: 59

Charles M. Weber            Secretary   Indefinite;       Senior Vice President and Associate             N/A      N/A
777 East Wisconsin Avenue               Since August      General Counsel, the Advisor since July
Milwaukee, WI 53202                     2005              2005; Partner, Quarles & Brady LLP, a law
Age: 42                                                   firm (October 1998-June 2005)

*<F34> Mr. Kasten is an "interested person" of the Corporation (as defined in the 1940 Act) because he serves as the Chairman of the Advisor.

Additional information about the Funds' directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD.

BAIRD FUNDS, INC.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD EQUITY FUNDS

The Board of Directors (the "Board") of Baird Funds, Inc. (the "Corporation") met on August 15, 2005 to consider the annual renewal of the Investment Advisory Agreement with Robert W. Baird & Co. Incorporated ("Baird" or the "Advisor") for the management of the Baird LargeCap, MidCap and SmallCap Funds (the "Funds"). The Board reviewed and discussed numerous documents that had been provided prior to the meeting, including the Investment Advisory Agreement, memoranda prepared by outside legal counsel and the Secretary of the Funds discussing in detail the Board's fiduciary obligations and the factors it should assess in considering the renewal of the Investment Advisory Agreement, information about the Advisor (including its Form ADV, Annual Report and statement of financial condition), comparative information about the Funds' performance, management fees and expense ratios for the periods ended June 30, 2005, and other pertinent information. The Directors who are not "interested persons" of the Corporation or the Advisor ("Independent Directors"), within the meaning of the Investment Company Act of 1940 (the "1940 Act"), met separately in executive session with counsel to consider the agreement. The Board also received information periodically throughout the year that was relevant to its investment advisory agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of information provided by the Advisor, in conjunction with the Funds' other service providers, the Board, including all of the Independent Directors, approved the annual continuation of the Investment Advisory Agreement for the Funds for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS
------------------------------------------------------------

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds. The Board reviewed and considered the Advisor's significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures. The Board noted the Advisor's overall reputation and positive name recognition, the depth of the Advisor's personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds' investments. The Board considered the Advisor's disciplined investment decision-making process used for the Funds. The Board also considered other services that the Advisor rendered to the Funds in its capacity as their investment advisor, such as providing some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Fund's investment policies and restrictions, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds' other service providers. The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds. The Board also considered the strength of the Advisor's compliance department, including the Funds' chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched. The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Fund were appropriate and that each Fund was likely to continue to benefit from services provided by the Advisor under the Investment Advisory Agreement.

INVESTMENT PERFORMANCE OF THE FUNDS
-----------------------------------

In considering the investment performance of each Fund, the Board reviewed information as of June 30, 2005 regarding the Fund's performance in comparison to various benchmark indices and their peer groups as determined by Lipper.
With respect to the Baird LargeCap Fund, the Board observed that the Fund had outperformed its primary benchmark, the Russell 1000 Growth Index, for the one-year and since inception periods ended June 30, 2005, while recognizing that the Fund had underperformed that index for the three-year period ended June 30, 2005 and the S&P 500 Index for the one-year, three-year and since inception periods then ended. The Board further noted that, for the period from the Fund's inception through June 30, 2005, the Fund had performed in the top quartile of the Lipper Universe of Large Cap Growth Funds, and that for the one- and three-year periods then ended the Fund had performed slightly below the Lipper Large Cap Growth Fund average.

The Board noted that the Baird MidCap Fund had outperformed the Russell MidCap Growth Index, its primary benchmark, for the period from the Fund's inception through June 30, 2005, while acknowledging that it had underperformed that benchmark for the one-year and three year periods ending June 30, 2005. The Board further noted that, for the period from the Fund's inception through June 30, 2005, the Fund had performed in the top quartile of the Lipper Universe of Mid Cap Growth Funds, and that for the one- and three-year periods then ended the Fund had performed below the Lipper Mid Cap Growth Fund average.

With respect to the Baird SmallCap Fund, the Board observed that the Fund had significantly outperformed its primary benchmark index, the Russell 2000 Growth Index, for the one-year period ended June 30, 2005. The Fund commenced operations on June 30, 2004.

The Board also considered the Advisor's quarterly portfolio commentaries and reviews explaining the Funds' performance, the Advisor's consistent and disciplined investment decision process and the investment strategies it employs for the Funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the Advisor's continued management.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR
--------------------------------------------------------------

The Board examined the fee and expense information for each of the LargeCap, MidCap and SmallCap Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper. The Board noted that, as of June 30, 2005, each Fund's investment management (or advisory) fee was either below or close to the average and median for the universe of all mutual funds in its Lipper category. The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the Funds was less than what the Advisor charges on the first $5 million of a separately managed account. The Board recognized the extent of the significant additional services provided to each Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Fund's other service providers, director support, risk management, regulatory compliance and various other services.

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Lipper category based on information available as of June 30, 2005. The Board noted that each Fund's total expense ratio (both for its investor class and institutional class shares), after fee waivers and expense reimbursements by the Advisor, was lower than the average and median expense ratios for all funds in its Lipper category, and compared favorably to the average and median expense ratios for institutional class shares of other similarly sized funds in its Lipper category.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds. The Board noted that the Adviser had waived significant fees and/or reimbursed expenses for the Funds since their respective inception dates and that this was likely to continue in the future in order to maintain the competitiveness of the Funds' expense ratios. The Advisor informed the Board that the profits realized by the Advisor (as a percentage of revenue) from its relationship with the Fund were less than those realized by the Advisor on its investment advisory business as a whole. The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate. The Board also reviewed and considered the general financial condition of the Advisor and determined it to be sound.

In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable with respect to the services provided by the Advisor and the performance of the Fund.

OTHER BENEFITS TO THE ADVISOR
-----------------------------

The Board noted that the Advisor realizes ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds. The Board noted that such products and services are limited in number and have been used for legitimate purposes relating to the Funds. The Board believed that the Funds generally benefit from their association with the Advisor and the use of the "Baird" name. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES
------------------------------------------------------------

The Board noted that the Funds' advisory fee structure do not contain any breakpoint reductions as the Funds grow in size. However, the Board recognized that the Advisor has been waiving fees and/or reimbursing expenses for the Funds since their inception and anticipates that the Advisor will continue to do so for the foreseeable future. The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

After consideration of the above factors, the Board, including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreement with the Funds as being in the best interests of the Funds and their respective shareholders.

                             ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds' website at www.bairdfunds.com; and by accessing the SEC's website at www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds' website at www.bairdfunds.com; and by accessing the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds' Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD or by accessing the Fund's website at www.bairdfunds.com.

ADDITIONAL TAX INFORMATION

The Baird LargeCap Fund designates 100% of dividends declared from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003. The Baird MidCap Fund designates 53.3% as qualified dividend income. Additionally, 100% and 53.4% of the dividends paid by the Baird LargeCap Fund and Baird MidCap Fund qualify for the dividend received deduction.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On October 10, 2005, the Audit Committee of the Corporation's Board of Directors and the Board accepted the resignation of PricewaterhouseCoopers LLP as auditors for the Funds.

The reports of PricewaterhouseCoopers LLP on the Funds' financial statements for the past two years contained no adverse opinion or a disclaimer of opinion, and were not qualifed or modified as to uncertainty, audit scope or accounting principle. In addition, during the Corporation's two most recent fiscal years and through October 10, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make a reference thereto with their reports on the Funds' financial statements for such years.

On November 22, 2005, the Audit Committee recommended, and the Board approved, the appointment of Grant Thornton LLP, an independent registered public accounting firm, to audit the Funds' 2005 financial statements, subject to completion of the terms of its engagement. Grant Thornton LLP was formally engaged as auditors of the Funds on December 21, 2005.

                               BAIRD FUNDS, INC.

                      c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                                 1-866-44BAIRD

BOARD OF DIRECTORS
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
George C. Kaiser
Frederick P. Stratton, Jr.

INVESTMENT ADVISOR AND DISTRIBUTOR
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

LEGAL COUNSEL
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, Illinois 60604

ITEM 2. CODE OF ETHICS.
-----------------------

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Registrant's board of directors has determined that John W. Feldt and Frederick P. Stratton, Jr., members of the audit committee, each qualify as an "audit committee financial expert" as such term is defined in paragraph (b) of
Item 3 of Form N-CSR. Mr. Feldt and Mr. Stratton are each "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Fees Billed by Grant Thornton LLP and PricewaterhouseCoopers LLP. The aggregate fees billed for professional services by Grant Thornton LLP ("GT") during fiscal 2005 and PricewaterhouseCoopers LLP during fiscal 2004 were as follows:

                                     FYE                 FYE
                                     ---                 ---

Type of Fees                      12/31/05             12/31/04

Audit Fees                        $100,000              $93,370
Audit-Related Fees                      --                   --
Tax Fees                            24,000               32,230
All Other Fees                          --                   --

In the above table, "audit fees" are fees billed for professional services for the audit of the Registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. "Tax fees" are fees billed for professional services rendered for tax compliance, tax advice and tax planning.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant's investment adviser and any entity affiliated with the Registrant's investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by GT during fiscal 2005. During the past two fiscal years, the Registrant did not receive any non-audit services from PWC or GT pursuant to any waivers of the pre-approval requirement under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of GT's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated ("RWB"), the Registrant's investment adviser, and has rendered non-audit services to an affiliate of RWB. The non-audit services consisted of tax services provided to investment partnerships affiliated with RWB, which partnerships do not provide ongoing services to the Registrant. GT charged the following amounts for such non-audit services to the RWB-affiliated partnerships: $128,000 in 2004 and $96,000 in 2005. The Audit Committee has concluded that the provision of these audit services to RWB and non-audit services to RWB-affiliated partnerships is compatible with GT's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable because the Registrant is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable because the Registrant is not a closed-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable because the Registrant is not a closed-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable because the Registrant is not a closed-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days prior to the filing date of this Form N-CSR. Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a)  (1) Code of ethics.   Incorporated by reference to the Registrant's Form N-
     CSR filed on March 9, 2004.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Baird Funds, Inc.

     By:  /s/Mary Ellen Stanek
          ----------------------------
          Mary Ellen Stanek, President

     Date:   March 7, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/Mary Ellen Stanek
          ----------------------------
          Mary Ellen Stanek, President

     Date:     March 7, 2006

     By:  /s/Leonard Rush
          -----------------------
          Leonard Rush, Treasurer

     Date:     March 7, 2006